As filed with the Securities and Exchange Commission on June 1, 2011
1933 Act File No.
1940 Act File No. 811-22567

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-2

REGISTRATION STATEMENT
UNDER THE SECURITIES ACT OF 1933	☒
PRE-EFFECTIVE AMENDMENT NO.	☐
POST-EFFECTIVE AMENDMENT NO.	☐

and/or

REGISTRATION STATEMENT UNDER THE
INVESTMENT COMPANY ACT OF 1940	☒
AMENDMENT NO.	☐
(Check appropriate box or boxes)

Eaton Vance Inflation-Linked Income Credit Trust
(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110
(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code (617) 482-8260

FREDERICK S. MARIUS
Two International Place, Boston, Massachusetts 02110
Name and Address (of Agent for Service)

Copies of Communications to:

Mark P. Goshko, Esq. Clair E. Pagnano, Esq. K&L Gates LLP State Street Financial Center One Lincoln Street Boston, Massachusetts 02111

Approximate Date of Proposed Public Offering:  As soon as practicable after the effective date of this Registration Statement.

If any of the securities being registered on this form are to be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box.  ☐

It is proposed that this filing will become effective (check appropriate box):
☐ when declared effective pursuant to Section 8(c)

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered (1)	Proposed Maximum Offering Price Per Unit (1)	Proposed Maximum Aggregate Offering Price (1)	Amount of Registration Fees (1)
Common Shares of Beneficial Interest, $0.01 par value	50,000	$20.00	$1,000,000	$116.10
(1)	Estimated solely for purposes of calculating the registration fee, pursuant to Rule 457(o) under the Securities Act of 1933.
____________________________________

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus is incomplete and may be changed.  We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective.  This Prospectus is not an offer to sell these securities, and we are not soliciting offers to buy these securities, in any state where the offer or sale is not permitted.

PRELIMINARY PROSPECTUS                                                                                                           SUBJECT TO COMPLETION [               ], 2011

[           ] Shares
Eaton Vance Inflation-Linked Income Credit Trust
Common Shares
$20.00 per Share

Investment Objective.  Eaton Vance Inflation-Linked Income Credit Trust (the "Trust") is a [non-diversified], closed-end management investment company.  The Trust’s investment objective is to provide current income that adjusts with changes in the U.S. Consumer Price Index (“CPI”) or other measures of inflation.  There is no assurance the Trust will achieve its investment objective.

Portfolio Contents.   Under normal market conditions, the Trust invests at least 80% of its net assets in inflation-linked income investments, which include (i) inflation-indexed debt obligations of varying maturities issued by the United States and non-U.S. governments, their agencies or instrumentalities (such as Treasury Inflation Protected Securities, or “TIPS”), corporations and other issuers and (ii) other fixed or floating-rate debt obligations with respect to which the Trust enters into agreements to swap nominal interest payments for payments based on changes in CPI or other measures of inflation (the “80% Policy"). The Trust currently intends to invest principally in investments detailed in (ii) above.  Such investments are expected initially to consist primarily of senior secured floating-rate loans (“Senior Loans”), and may also include corporate bonds, “second lien” secured loans (“Second Lien Loans”) and other debt obligations with respect to which the Trust enters into CPI or other inflation-linked swaps. The Trust may invest without limitation in instruments rated below investment grade (lower than Baa by Moody’s Investors Service, Inc., lower than BBB- by Standard & Poor’s Ratings Services or Fitch, Inc., or, if unrated, determined by the Adviser to be of comparable quality) (“Non-Investment Grade Obligations”).  Non-Investment Grade Obligations are commonly referred to as “junk” or “high yield,” and are considered higher risk. Changes in economic conditions or other circumstances are more likely to reduce the capacity of issuers of lower rated securities to make principal and interest or dividend payments. Lower rated securities also may be subject to greater price volatility than higher rated obligations.  The Trust’s initial assets are expected to consist primarily of Non-Investment Grade Obligations and associated CPI or other inflation-linked swaps.

 (continued on inside front cover)

This prospectus sets forth concisely the information that you should know before investing in the shares of the Trust.

Because the Trust is newly organized, its common shares (the “Common Shares”) have no history of public trading. The shares of closed-end investment companies frequently trade at a discount from their net asset value, which may increase investors’ risk of loss. The returns earned by holders of the Trust’s Common Shares (“Common Shareholders”) who purchase their shares in this offering and sell their shares below net asset value will be reduced. This risk may be greater for investors who intend to sell their shares in a relatively short period after completion of the initial public offering.

Investing in the Trust’s Common Shares involves certain risks. See “Risk Considerations” beginning on page [  ] of this prospectus.

Neither the Securities and Exchange Commission (the “SEC”) nor any state securities commission has approved or disapproved of these securities or determined this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Per share	Total	Total assuming full exercise of the over-allotment option(3)
Price to public	$20.00	$[ ]	$[ ]
Sales Load(1)	$0.90	$[ ]	$[ ]
Proceeds to Trust(2)	$19.10	$[ ]	$[ ]

(1)
The Adviser may pay certain qualifying underwriters a structuring fee or additional compensation in connection with the offering. These fees are not reflected under sales load in the table above. See “Underwriters—Additional Compensation to be Paid by the Adviser.”

(2)
Total offering expenses to be paid by the Trust (other than the sales load) are estimated to be approximately $[               ], which represents $0.04 per share. After payment of such expenses, proceeds to the Trust will be $19.06 per share. The Adviser has agreed to pay all of the Trust’s organizational expenses and the Trust’s offering expenses (other than the sales load) to the extent offering expenses are in excess of $0.04 per share. See “Summary of Trust Expenses.”

(3)
The Trust has granted the underwriters an option to purchase up to [   ] additional Common Shares at the public offering price, less the sales load, within 45 days of the date of this prospectus solely to cover overallotments, if any.

[                 ]

The date of this prospectus is [                      ], 2011

(continued from previous page)

The Adviser.  The Trust’s investment adviser is Eaton Vance Management (“Eaton Vance” or the “Adviser”). As of April 30, 2011, Eaton Vance and its affiliates managed approximately $203.0 billion of fund and separate account assets on behalf of clients.

Exchange Listing.  The Trust intends to apply for listing of its Common Shares on the New York Stock Exchange (“NYSE”) under the ticker symbol “[ ].”

Leverage.  Shortly after completion of the offering of Common Shares, the Trust expects to borrow money for the purpose of financial leverage, initially up to approximately [28%] of its total assets (including the amount obtained through leverage). The Adviser anticipates that the use of leverage should result in higher income to Common Shareholders over time. Use of financial leverage creates an opportunity for increased return, but, at the same time, creates special risks. There can be no assurance that a leveraging strategy will be utilized or will be successful.

The fee paid to Eaton Vance will be calculated on the basis of the Trust’s total managed assets, including proceeds from borrowings, so the fees will be higher when leverage is utilized.  See “Leverage.”

This prospectus sets forth concisely information you should know before investing in the Common Shares. Please read and retain this prospectus for future reference. A Statement of Additional Information dated [            ], 2011 has been filed with the SEC. The Statement of Additional Information, annual and semi-annual reports to shareholders when available, and other information about the Trust can be obtained without charge by calling 1-800-225-6265, by writing to the Trust at the address below or from the Trust’s website (http://www.eatonvance.com). A table of contents to the Statement of Additional Information is located at page [   ] of this prospectus. This prospectus incorporates by reference the entire Statement of Additional Information. The Statement of Additional Information is available along with other Trust-related materials: at the SEC’s public reference room in Washington, DC (call 1-202-942-8090 for information on the operation of the reference room); from the EDGAR database on the internet site of the SEC (http://www.sec.gov); upon payment of copying fees by writing to the SEC’s public reference section, Washington, DC 20549-0102; or by electronic mail at publicinfo@sec.gov. The Trust’s address is 2 International Place, Boston, Massachusetts 02110 and its telephone number is 1-800-225-6265.

The Trust’s Common Shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any governmental agency.

The underwriters named in the prospectus may purchase up to [               ] additional Common Shares from the Trust under certain circumstances.

TABLE OF CONTENTS [TO BE UPDATED]

Prospectus Summary
Summary of Trust Expenses
The Trust
Use of Proceeds
Investment Objective and Policies
Risk Considerations
Management of the Trust
Determination of Net Asset Value
Distributions
Federal Income Tax Matters
Dividend Reinvestment Plan
Description of Capital Structure
Underwriting
Custodian and Transfer Agent
Legal Opinions
Reports to Shareholders
Independent Registered Public Accounting Firm
Additional Information
Table of Contents of the Statement of Additional Information
The Trust’s Privacy Policy

You should rely only on the information contained or incorporated by reference in this prospectus. The Trust has not, and the underwriters have not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Trust is not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. The Trust will notify Common Shareholders promptly of any material change to this prospectus during the period the Trust is required to deliver the prospectus. The Trust’s business, financial condition and results of operations may have changed since the date of this prospectus.

Until [            ], 2011 (25 days after the date of this prospectus), all dealers that buy, sell or trade the Common Shares, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers’ obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

Prospectus Summary

The following summary is qualified in its entirety by reference to the more detailed information included elsewhere in this prospectus and the Statement of Additional Information.

The Trust
Eaton Vance Inflation-Linked Income Credit Trust (the “Trust”) is a newly organized, [non-diversified], closed-end management investment company. Investments are based on the research, trading and portfolio management of the Trust’s investment adviser, Eaton Vance Management (“Eaton Vance” or the “Adviser”). An investment in the Trust may not be appropriate for all investors. There is no assurance that the Trust will achieve its investment objective.

The Offering
The Trust is offering [   ] common shares of beneficial interest (the “Common Shares”), par value $0.01 per Share, through a group of underwriters (the “Underwriters”) led by [   ]. The Underwriters have been granted an option by the Trust to purchase up to [   ] additional Common Shares solely to cover over-allotments, if any. The initial public offering price is $20.00 per Share. The minimum purchase in this offering is 100 Common Shares ($2,000). See “Underwriting.” Eaton Vance has agreed to pay the amount by which the aggregate of all of the Trust’s offering costs (other than the sales load) exceed $0.04 per Share. Eaton Vance has agreed to pay all organizational costs of the Trust.

Investment Objective and Policies
The Trust’s investment objective is to provide current income that adjusts with changes in the U.S. Consumer Price Index (“CPI”) or other measures of inflation.  There is no assurance the Trust will achieve its investment objective.

Portfolio Parameters
Under normal market conditions, the Trust invests at least 80% of its net assets in inflation-linked income investments, which include (i) inflation-indexed debt obligations of varying maturities issued by the United States and non-U.S. governments, their agencies or instrumentalities (such as Treasury Inflation Protected Securities, or “TIPS”), corporations and other issuers and (ii) other fixed or floating-rate debt obligations with respect to which the Trust enters into agreements to swap nominal interest payments for payments based on changes in CPI or other measures of inflation (the “80% Policy”).  The Trust currently intends to invest principally in investments detailed in (ii) above.  Such investments are expected initially to consist primarily of senior secured floating-rate loans (“Senior Loans”), and may also include corporate bonds, “second lien” secured loans (“Second Lien Loans”) and other debt obligations with respect to which the Trust enters into CPI or other inflation-linked swaps. The Trust may invest without limitation in instruments rated below investment grade (lower than Baa by Moody’s Investors Service, Inc., lower than BBB- by Standard & Poor’s Ratings Services or Fitch, Inc., or, if unrated, determined by the Adviser to be of comparable quality) (“Non-Investment Grade Obligations”).  Non-Investment Grade Obligations are commonly referred to as “junk” or “high yield,” and are considered higher risk. Changes in economic conditions or other circumstances are more likely to reduce the capacity of issuers of lower rated securities to make principal and interest or dividend payments. Lower rated securities also may be subject to greater price volatility than higher rated obligations.  The Trust’s initial assets are expected to consist primarily of Non-Investment Grade Obligations and associated CPI or other inflation-linked swaps.

The Trust may invest up to 30% of its total assets in instruments denominated in foreign currencies and may invest beyond this limit in U.S. dollar-denominated instruments of foreign issuers. The Trust may invest up to 10% of its total assets in instruments that are economically tied predominantly to emerging market countries. The Trust may purchase and sell investments on a when-issued, delayed delivery or forward commitment basis and may invest in repurchase agreements or reverse repurchase agreements. [Such instruments may be entered into for purposes of investment leverage.] Forward purchases of inflation-indexed debt obligations of varying maturities issued by the United States and non-U.S. governments, their agencies or instrumentalities (such as TIPS), corporations and other issuers will be considered "inflation-linked" income investments for purposes of the Trust’s 80% Policy. The Trust may invest in derivative instruments, such as swap agreements, options, futures contracts or options on futures. The Trust also may engage in short sales, may invest in mortgage-backed or asset-

backed securities and is authorized to borrow for investment purposes on a non-recourse basis. The Trust may, without limitation, seek to obtain market exposure to the instruments in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as dollar rolls). The Trust may invest in other pooled investment vehicles and may lend its securities.

Listing	The Trust intends to apply for the listing of its Common Shares on the NYSE, subject to notice of issuance, under the ticker symbol “[ ].”

Investment Adviser and Administrator
Eaton Vance, a direct wholly owned subsidiary of Eaton Vance Corp., is the Trust’s investment adviser and administrator. As of April 30, 2011, Eaton Vance and its affiliates managed approximately $203.0 billion of fund and separate account assets on behalf of clients.  See “Management of the Trust.”

Distributions
The Trust intends to pay regular monthly distributions to Common Shareholders from its net investment income, net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) and other sources. Distributions to Common Shareholders cannot be assured, and the amount of each distribution will vary due to changes in the CPI and other factors. The amount of each distribution will vary depending on a number of factors, including the amount of investment income received by the Trust and the cost of financial leverage. As portfolio and market conditions change, the rate of distributions on the Common Shares and the Trust's distribution policy could change.  The initial distribution is expected to be declared approximately [  ] days and paid approximately [  ] to [  ] days after the completion of this offering, depending on market conditions. Common Shareholders may elect automatically to reinvest some or all of their distributions in additional Common Shares under the Trust's dividend reinvestment plan.

To the extent that the Trust’s net investment income for any year exceeds the total distributions paid during the year, the Trust will make a special distribution at or near year-end of such excess amount as may be required. At least annually, the Trust intends to distribute any net capital gain not previously distributed or, alternatively, to retain all or a portion of the year’s net capital gain and pay federal income tax on the retained gain. As provided under federal tax law, Common Shareholders of record as of the end of the Trust’s taxable year will include their attributable share of the retained gain in their income for the year as a long-term capital gain, and will be entitled to a tax credit or refund for their attributable share of the tax paid on such gain by the Trust. The Trust may treat the cash value of tax credit and refund amounts in connection with retained capital gain as a substitute for equivalent cash distributions.

If, for any calendar year, the total distributions made exceed the Trust’s net investment income and net capital gain, the excess generally will be treated as a tax-free return of capital to each Common Shareholder (up to the amount of the Common Shareholder’s basis in his or her Common Shares) and thereafter as gain from the sale of Common Shares. The amount treated as a tax-free return of capital will reduce the Common Shareholder’s adjusted basis in his or her Common Shares, thereby increasing his or her potential gain or loss on the subsequent sale of his or her Common Shares. Under the Investment Company Act of 1940, as amended (the “1940 Act”), for any distribution that includes amounts from sources other than net income, the Trust is required to provide Common Shareholders a written statement regarding the components of such distribution. Such a statement will be provided at the time of any distribution believed to include any such amounts.

Dividend Reinvestment Plan
The Trust has established a dividend reinvestment plan (the “Plan”). Under the Plan, unless a Common Shareholder elects to receive distributions in cash, all distributions will be automatically reinvested in additional Common Shares, either purchased in the open market or newly issued by the Trust, if the Common Shares are trading at or above their net asset value. Common Shareholders who intend to hold their Common Shares through a broker or nominee should contact such broker or nominee regarding the Plan. See “Dividend Reinvestment Plan.”

Closed-End Structure
Closed-end funds differ from open-end management investment companies (commonly referred to as mutual funds) in that closed-end funds generally list their shares for trading on a securities exchange and do not redeem their shares at the option of the shareholder. By comparison, mutual funds issue securities redeemable at net asset value at the option of the shareholder and typically engage in a continuous offering of their shares. Mutual funds are subject to continuous asset inflows and outflows that can complicate their portfolio management, whereas closed-end funds generally can stay more fully invested consistent with the closed-end fund’s investment objective and policies. In addition, in comparison to open-end funds, closed-end funds have greater flexibility in their ability to make certain types of investments, including investments in illiquid instruments. However, shares of closed-end funds frequently trade at a discount from their net asset value. In recognition of the possibility that the Common Shares might trade at a discount to net asset value and that any such discount may not be in the interest of Common Shareholders, the Trustees, in consultation with Eaton Vance, from time to time may review possible actions to reduce any such discount. The Trustees might consider open market repurchases or tender offers for Common Shares at net asset value. There can be no assurance that the Trustees will decide to undertake any of these actions or that, if undertaken, such actions would result in the Common Shares trading at a price equal to or close to net asset value per Share. The Trustees might also consider the conversion of the Trust to an open-end management investment company in response to substantial and sustained trading discounts. The Trustees believe, however, that the closed-end structure is desirable, given the Trust’s investment objective and policies. Investors should assume, therefore, that it is highly unlikely that the Trustees would vote to convert the Trust to an open-end management investment company. Any such conversion would also require approval from the Trust’s Common Shareholders. See “Description of Capital Structure.”

Leverage
Shortly after completion of the offering of Common Shares, the Trust expects to borrow money for the purpose of financial leverage, initially up to approximately [28%] of its total assets (including the amount obtained through leverage). The Trust expects to negotiate with one or more commercial banks to arrange a credit facility for this purpose.  The credit facility is not expected to be convertible into any other securities of the Trust, outstanding amounts are expected to be prepayable by the Trust prior to final maturity without significant penalty and there are not expected to be any sinking fund or mandatory retirement provisions. Outstanding amounts would be payable at maturity or such earlier times as required by the agreement. The Trust may be required to prepay outstanding amounts under the credit facility or incur a penalty rate of interest in the event of the occurrence of certain events of default. The Trust would be expected to indemnify the lenders under the credit facility against liabilities they may incur in connection with the facility.  As an alternative form of leverage, the Trust may issue preferred shares.  The issuance of preferred shares is subject to market conditions and to the Trust's receipt of credit ratings on such preferred shares from one or more nationally recognized statistical rating organizations (each a "Rating Agency").

The Adviser anticipates that the use of leverage should result in higher income to Common Shareholders over time. The Trust may not be leveraged at all times and the amount of leverage, if any, may vary depending upon a variety of factors.  By leveraging its investment portfolio, the Trust creates an opportunity for increased income or capital appreciation. However, the use of leverage also involves risks, which can be significant. These risks include the possibility that the value of the assets acquired with such borrowing decreases, greater volatility in the Trust’s net asset value and the market price of the Trust’s Common Shares and higher expenses. Since the Adviser’s fee is based upon a percentage of the Trust’s total managed assets, the Adviser’s fee will be higher if the Trust is leveraged and the Adviser will have an incentive to leverage the Trust. The Adviser intends only to leverage the Trust when it believes that the potential return on the additional investments acquired through the use of leverage is likely to exceed the costs incurred in connection with the borrowing.

Risk Considerations
Below is a summary only of the principal risks of investing in the Trust.  For a full discussion of the risks of an investment in the Trust, see “Investment objective, policies and risks—Risk Considerations.”

No operating history.  The Trust is a closed-end management investment company with no history of operations and is designed for long-term investors and not as a trading vehicle. As a result, prospective investors have no track record or history on which to base their investment decision. The Trust’s Common Shares have no history of public trading.

Investment and market risk.  An investment in Common Shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in Common Shares represents an indirect investment in the holdings of the Trust. The value of these positions, like other market investments, may move up or down, sometimes rapidly and unpredictably. The Common Shares at any point in time may be worth less than the original investment, even after taking into account any reinvestment of distributions.

Management risk.  The Trust is subject to management risk because it is an actively managed portfolio. Eaton Vance and the individual portfolio managers invest the assets of the Trust as they deem appropriate in implementing the Trust’s investment strategy. Accordingly, the success of the Trust depends upon the investment skills and analytical abilities of Eaton Vance and the individual portfolio managers to develop and effectively implement strategies to achieve the Trust’s investment objective. There is no assurance that Eaton Vance and the individual portfolio managers will be successful in developing and implementing the Trust’s investment strategy.

Market price of common shares.  The shares of closed-end management investment companies often trade at a discount from their net asset value, and the Common Shares may likewise trade at a discount from net asset value. The trading price of the Trust’s Common Shares may be less than the initial public offering price, creating a risk of loss for investors purchasing in the initial public offering of the Common Shares. This market price risk may be greater for investors who sell their Common Shares within a relatively short period after completion of this offering.

Income risk.  The income investors receive from the Trust is based primarily on the income it earns from its investments, which can vary widely over the short- and long-term. If prevailing inflation rates drop, investors' income from the Trust should drop as well. The Trust's income could also be affected adversely by changes in corporate credit conditions and real interest rates, and to a greater extent when the Trust is utilizing leverage.

Credit risk.  Debt instruments are subject to the risk of non-payment of scheduled principal and interest. Changes in economic conditions or other circumstances may reduce the capacity of the party obligated to make principal and interest payments on such instruments and may lead to defaults.  Such non-payments and defaults may reduce the value of the Common Shares and income distributions. The value of a debt instrument also may decline because of concerns about the issuer’s ability to make principal and interest payments. In addition, the credit ratings of loans or other income investments may be lowered if the financial condition of the party obligated to make payments with respect to such instruments changes. Credit ratings assigned by Rating Agencies are based on a number of factors and do not necessarily reflect the issuer’s current financial condition or the volatility or liquidity of the instrument. In the event of bankruptcy of the issuer of loans or other income investments, the Trust could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing the instrument. To enforce its rights in the event of a default, bankruptcy or similar situation, the Trust may be required to retain legal or similar counsel.

Issuer risk.  The value of corporate obligations may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services.

Non-Investment Grade Obligations risk.  The Trust's investments in Non-Investment Grade Obligations, which are commonly referred to as “junk” or “high yield,” are predominantly speculative because of the credit risk of their issuers. While normally offering higher yields, Non-Investment Grade Obligations typically entail greater potential price volatility and may be less liquid than higher-rated instruments. Issuers of Non-Investment Grade Obligations are more likely to default on their payments of interest and principal owed to the Trust, and such defaults will reduce the Trust's net asset value and income distributions. The prices of lower rated obligations are more sensitive to negative developments than higher rated instruments. Adverse business conditions, such as a decline in the issuer's revenues or an economic downturn, generally lead to a higher non-payment rate. In addition, an instrument- may lose significant value before a default occurs as the market adjusts to expected higher non-payment rates.

Senior Loans risk.  The Trust’s investments in Senior Loans are generally expected to be of below investment grade quality and therefore are subject to the risks of Non-Investment Grade Obligations discussed above.  Because their interest payments are adjusted for changes in short-term interest rates, Senior Loans generally have less interest rate risk than Non-Investment Grade Bonds, which are typically fixed rate.  Collateral used to secure a loan may decline in value or become illiquid, which would adversely affect the loan's value. Economic and other events (whether real or perceived) can reduce the demand for certain Senior Loans or Senior Loans generally, which may reduce market prices and cause the Trust's net asset value per share to fall. The frequency and magnitude of such changes cannot be predicted.  No active trading market may exist for certain loans, which may impair the ability of the Trust to realize full value in the event of the need to liquidate such assets. Adverse market conditions may impair the liquidity of some actively traded loans.

Second Lien Loans risk.  Second Lien Loans are subject to the same risks associated with investment in Senior Loans.  However, Second Lien Loans are second in right of payment to Senior Loans and therefore are subject to additional risk that the cash flow of the borrower and any property securing the Loan may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. Second Lien Loans are expected to have greater price volatility than Senior Loans and may be less liquid. There is also a possibility that originators will not be able to sell participations in Second Lien Loans, which would create greater credit risk exposure.

Non-Investment Grade Bonds risk.  The Trust's investments in Non-Investment Grade Bonds, which are commonly referred to as “junk” or “high yield,” are subject to the risks of Non-Investment Grade Obligations discussed above.  Non-Investment Grade Bonds are often subordinated and unsecured, exposing them to higher credit risk than Senior Loans, which are typically secured and have first claim on the assets of the issuer.  Because Non-Investment Grade Bonds generally pay interest at fixed rates, they are more exposed to loss of principal value as market interest rates increase than floating-rate instruments.

Foreign and emerging market investment risk. Because the Trust can invest a portion of its assets in foreign instruments, the value of the Common Shares can be adversely affected by changes in currency exchange rates and political and economic developments abroad.  In emerging or less developed countries, these risks can be more significant. Investment markets in emerging market countries are typically substantially smaller, less liquid and more volatile than the major markets in developed countries, and, as a result, the Common Share values may be more volatile. Emerging market countries may have relatively unstable governments and economies.  Emerging market investments often are subject to speculative trading, which typically contributes to volatility. Trading in foreign and emerging markets typically involves higher expense than trading in the United States. The Trust may have difficulties enforcing its legal or contractual rights in a foreign country.

Derivatives.  The use of derivatives can lead to losses because of adverse movements in the price or value of the asset, index, rate or instrument underlying a derivative, due to failure of a counterparty or due to tax or regulatory constraints. Derivatives may create economic leverage in the Trust, which magnifies the Trust’s exposure to the underlying investment. Derivative risks may be more significant when they are used to enhance return or as a substitute for a position-, rather than solely to hedge the risk of a position- held by the Trust. Derivatives for hedging purposes may not reduce risk if they are not sufficiently correlated to the position being hedged. A decision as to whether, when and how to use derivatives involves the exercise of specialized skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. Derivative instruments may be difficult to value, may be illiquid, and may be subject to wide swings in valuation caused by changes in the value of the underlying instrument. The loss on derivative transactions may substantially exceed the initial investment.

Derivatives regulation risk.  On July 21, 2010, Congress enacted the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Act”), Title VII of which will impose comprehensive regulation on certain over-the-counter (“OTC”) derivatives, including certain types of options and other derivatives transactions in which the Trust may seek to engage. The Act, many provisions of which will begin to take effect in July 2011, will require central clearing and exchange-style trade execution for many swap, option and other derivatives transactions that are currently traded in the OTC derivatives markets. The Act provides, as pertinent here, the Commodity Futures Trading Commission (“CFTC”) or the Securities and Exchange Commission (“SEC”) with authority to impose position limits in the swap markets. Subject to rulemaking by the CFTC or the SEC, the Act will require certain large swap market participants (i.e., swap dealers, security based swap dealers, major swap participants (“MSPs”) and major security-based swap participant (“MSBSPs”)) to register with the CFTC or the SEC, as applicable, and they will be subject to substantial supervision and regulation, including capital standards, margin requirements, business conduct standards, and recordkeeping and reporting requirements.

Prepayment risk.  During periods of declining interest rates or for other purposes, borrowers may exercise their option to prepay principal earlier than scheduled. For fixed-income instruments, such payments often occur during periods of declining interest rates, forcing the Trust to reinvest in lower yielding instruments. This is known as call or prepayment risk. Non-Investment Grade Bonds frequently have call features that allow the issuer to redeem the instrument at dates prior to its stated maturity at a specified price (typically greater than par) only if certain prescribed conditions are met (“call protection”). Senior Loans typically have no such call protection. For premium bonds (bonds acquired at prices that exceed their par or principal value) purchased by the Trust, prepayment risk may be enhanced.

Borrowing Risk. Borrowing to increase investments may exaggerate the effect on the Trust’s net asset value of any increase or decrease in the value of the instrument purchased with the borrowings. Successful use of a borrowing strategy depends on the Adviser’s ability to predict correctly interest rates and market movements. There can be no assurance that the use of borrowings will be successful. In connection with its borrowings, the Trust will be required to maintain specified asset coverage with respect to such borrowings by both the 1940 Act and the terms of its credit facility with the lender. The Trust may be required to dispose of portfolio investments on unfavorable terms if market fluctuations or other factors reduce the required asset coverage to less than the prescribed amount. Borrowings involve additional expense to the Trust.

Interest rate risk.  Both nominal and real interest rates in the United States are at or near historical lows, increasing the likelihood that they will increase in the future.  An increase in nominal rates would have an adverse effect on the value of the Trust’s investments in fixed-rate obligations, particularly those of longer maturity.  An increase in real interest rates (nominal rates in excess of anticipated inflation) would have an adverse effect on the value of the Trust’s inflation-linked income investments, particularly those of longer maturity.  The Trust’s policy to invest at least 80% of net assets in inflation-linked income investments exposes it to significant real interest rate risk.  The net asset value of the Trust can normally be expected to decline when real interest rates are rising.

Liquidity risk.  The Trust may invest in instruments for which there is no readily available trading market or which are otherwise illiquid. The Trust may not be able to dispose readily of such holdings at prices that approximate those at which the Trust could sell such holdings if they were more widely traded and, as a result of such illiquidity, the Trust may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. In addition, the limited liquidity could affect the market price of the instruments, thereby adversely affecting the Trust's net asset value.

Reinvestment risk.  Income from the Trust's portfolio will generally decline if and when the Trust invests the proceeds from matured, traded or called debt obligations into lower yielding instruments.

Inflation risk. Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money.  As inflation increases, the real value of the Common Shares and distributions thereon can decline.

Inflation-linked obligation risk.  Inflation-linked debt obligations are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the price of an inflation-linked obligation tends to decrease when real interest rates increase and can increase when real interest rates decrease. Interest payments on inflation-linked obligations may vary widely and will fluctuate as the principal and interest are adjusted for inflation. Any increase in the principal amount of a TIP will be considered taxable ordinary income, even though the Trust will not receive the principal until maturity. There can be no assurance that the CPI will accurately measure the real rate of inflation in the prices of goods and services. The Trust’s income may fail to adjust fully with inflation in the event that the actual rate of inflation is different than the CPI.

Regulatory risk.  To the extent that legislation or state or federal regulators that regulate certain financial institutions impose additional requirements or restrictions with respect to the ability of such institutions to make loans, particularly in connection with highly leveraged transactions, the availability of Senior Loans for investment may be adversely affected. Further, such legislation or regulation could depress the market value of Senior Loans.

Market disruption.  The wars in Afghanistan and Iraq and other geopolitical events around the world may adversely affect the performance of U.S. and worldwide financial markets. The Trust cannot predict the effects of significant future events on the global economy and securities markets.

Anti-takeover provisions.  The Trust's Agreement and Declaration of Trust includes provisions that could have the effect of limiting the ability of other persons or entities to acquire control of the Trust or to change the composition of its Board. See "Description of capital structure—Anti-takeover provisions in the Declaration of Trust."

[Non-Diversification Risk.  As a non-diversified fund, the Trust may be more susceptible to changes in the financial condition of individual bond issuers in which it invests or its CPI swap counterparties as well as any single political, regulatory or economic occurrence affecting such issuers or counterparties. The Trust’s relative lack of diversification may subject investors to greater market risk than other funds.]

Summary of Trust Expenses

The purpose of the table below is to help you understand all fees and expenses that you, as a Common Shareholder, would bear directly or indirectly. The following table assumes the Trust leverages through borrowings in an amount equal to [28%] of the Trust's total assets (after issuance), and shows Trust expenses as a percentage of net assets attributable to Common Shares (1).

Shareholder Transaction Expenses
Sales Load Paid by You (as a percentage of offering price)	4.50%
Expenses Borne by the Common Shareholders	0.20% (2)
Dividend Reinvestment Plan Fees	None(3)

Annual Expenses (as a percentage of net assets attributable to Common Shares assuming leverage as described above)
Investment Advisory and Administration Fee	[ ]%(4)
Interest Payment on Borrowed Funds	[ ]% (5)
Other Expenses	[ ]%(6)
Total Annual Expenses	[ ]%

The Other Expenses shown in the table are based on estimated amounts for the Trust’s first year of operations and assume that the Trust issues approximately [  ] Common Shares. If the Trust issues fewer Common Shares, these expenses generally would increase. See “Management of the Trust” and “Dividend Reinvestment Plan.”

Example

The following example illustrates the expenses that you would pay on a $1,000 investment in Common Shares (including the sales load of $45.00 and estimated offering expenses of this offering of $2.00), assuming (i) total annual expenses of [  ]% of net assets attributable to Common Shares and (ii) a 5% annual return*:

1Year	3 Years	5 Years	10 Years
$[ ]	$ [ ]	$[ ]	$[ ]

The example should not be considered a representation of future expenses. Actual expenses may be higher or lower.

*
The example assumes that the estimated Other Expenses set forth in the Annual Expenses table are accurate, and that all distributions are reinvested at net asset value. Actual expenses may be greater or less than those assumed. Moreover, the Trust’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

(1)
Eaton Vance has agreed to pay all organizational costs and offering costs (other than sales loads) that exceed $0.04 per Common Share (0.20% of the offering price).  Organizational costs and offering costs (other than expenses) generally include, but are not limited to, the preparation, review and filing with the SEC of the Trust’s registration statement (including this prospectus and the Statement of Additional Information (“SAI”)), the preparation, review and filing of any associated marketing or similar materials, costs associated with the printing, mailing or other distribution of the prospectus, SAI and/or marketing materials, associated filing fees, NYSE listing fees, and legal and auditing fees associated with the Offering.

(2)
Eaton Vance has agreed to pay from its own assets, an upfront marketing and structuring fee to [  ]. These payments will be made by Eaton Vance from its own resources, and are not borne by the Trust. See “Underwriting.”

(3)	You will be charged a $5.00 service charge and pay brokerage charges if you direct the plan agent to sell your Common Shares held in a dividend reinvestment account.

(4)
The advisory fee paid by the Trust to the Adviser is based on the average total managed assets of the Trust, including all assets attributable to any form of investment leverage that the Trust may utilize.  The fee table figure is based on net assets and assumes  [  ]% leverage in the investment advisory and administration fee.  Stated as percentages of net assets attributable to Common Shares assuming no leverage through borrowings, the Trust's expenses would be estimated to be as follows:

Percentage of net assets attributable to Common Shares (assuming no leverage)
Annual Expenses

Investment Advisory and Administration Fee…………………………	[0.60]%
Other Expenses………………………………………………………...	[0.20]%
Total Annual Expenses……………………………………………………	[0.80]%

(5)
Assumes an interest rate on borrowings of [     ]%.  Such rates are estimates and may differ based on varying market conditions that may exist as and when borrowings are made and, if applicable, preferred shares are issued.  The current interest rate on borrowings is [    ]% and the Trust currently has no outstanding preferred shares.

(6)	Estimated other expenses based on the current fiscal year.

The Trust

Eaton Vance Inflation-Linked Income Credit Trust (the “Trust”) is a newly organized, [non-diversified], closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust is an unincorporated business trust established under the laws of the Commonwealth of Massachusetts by an Agreement and Declaration of Trust dated [] and filed with the Secretary of the Commonwealth on such date (the “Declaration of Trust”). The Trust has no operating history. The Trust’s principal office is located at 2 International Place, Boston, Massachusetts 02110 and its telephone number is 1-800-225-6265. The Trust’s investment adviser is Eaton Vance Management (“Eaton Vance” or the “Adviser”).

This prospectus relates to the initial public offering of the Trust’s common shares of beneficial interest (the “Common Shares”), par value $0.01 per Share. See “Underwriting.”

Use of Proceeds

The net proceeds of this offering of the Trust’s Common Shares will be approximately $[  ] ($[  ] if the underwriters exercise the overallotment option in full) after payment of the sales load and offering costs (other than the sales load) expected to be approximately $0.04 per share. The net proceeds of the offering will be invested in accordance with the Trust’s investment objective and policies (as stated below) as soon as practicable after completion of the offering. The Trust currently anticipates being able to do so within [three months after the completion of the offering.] Pending investment of the net proceeds in accordance with the Trust’s investment objective and policies, the Trust will invest in high-quality, short-term debt obligations, cash and/or cash equivalents. Investors should expect that before the Trust has fully invested the proceeds of the offering in accordance with its investment objective and policies, the Trust would earn interest income at a modest rate.

Investment objective, policies and risks

INVESTMENT OBJECTIVE

The Trust is a [non-diversified], closed-end management investment company.  The Trust’s investment objective is to provide current income that adjusts with changes in the U.S. Consumer Price Index (“CPI”) or other measures of inflation.  There is no assurance the Trust will achieve its investment objective.

PRIMARY INVESTMENT POLICIES

Under normal market conditions, the Trust invests at least 80% of its net assets in inflation-linked income investments, which include (i) inflation-indexed debt obligations of varying maturities issued by the United States and non-U.S. governments, their agencies or instrumentalities (such as Treasury Inflation Protected Securities, or “TIPS”), corporations and other issuers and (ii) other fixed or floating-rate debt obligations (including floating-rate loans) with respect to which the Trust enters into agreements to swap nominal interest payments for payments based on changes in CPI or other measures of inflation (the 80% Policy").  The Trust currently intends to invest principally in investments detailed in (ii) above. Such investments are expected initially to consist primarily of senior secured floating-rate loans (“Senior Loans”), and may also include corporate bonds, “second lien” secured loans (“Second Lien Loans”) and other debt obligations with respect to which the Trust enters into CPI or other inflation-linked swaps. The Trust may invest without limitation in instruments rated below investment grade (lower than Baa by Moody’s Investors Service, Inc., lower than BBB- by Standard & Poor’s Ratings Services or Fitch, Inc., or, if unrated, determined by the Adviser to be of comparable quality) (“Non-Investment Grade Obligations”).  Non-Investment Grade Obligations are commonly referred to as “junk” or “high yield,” and are considered higher risk. Changes in economic conditions or other circumstances are more likely to reduce the capacity of issuers of lower rated securities to make principal and interest or dividend payments. Lower rated securities also may be subject to greater price volatility than higher rated obligations.  The Trust’s initial assets are expected to consist primarily of Non-Investment Grade Obligations and associated CPI or other inflation-linked swaps.

The Trust may invest up to 30% of its total assets in instruments denominated in foreign currencies and may invest beyond this limit in U.S. dollar-denominated instruments of foreign issuers. The Trust may invest up to 10% of its total assets in instruments that are economically tied to emerging market countries. The Trust may purchase and sell instruments on a when-issued, delayed delivery or forward commitment basis and may invest in repurchase agreements or reverse repurchase agreements. Such instruments may be entered into for purposes of investment leverage. Forward purchases of inflation-indexed debt obligations of varying maturities issued by the United States and non-U.S. governments, their agencies or instrumentalities (such as TIPS), corporations and other issuers will be considered "inflation-linked" credit investments for purposes of the Trust’s 80% Policy. The Trust may invest in derivative instruments, such as swap agreements, options, futures contracts or options on futures. The Trust also may engage in short sales, may invest in mortgage-backed or asset-backed securities and is authorized to borrow for investment purposes on a non-recourse basis. The

Trust may, without limitation, seek to obtain market exposure to the instruments in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as dollar rolls). The Trust may invest in other pooled investment vehicles and may lend its securities.

The Trust’s credit quality policies apply only at the time an instrument is purchased, and the Trust is not required to dispose of an instrument in the event of a downgrade of an assessment of credit quality, the withdrawal of a rating, or in the event of a default. In determining whether to retain or sell such an instrument, Eaton Vance may consider such factors as Eaton Vance’s assessment of the credit quality of the issuers of such instrument, the price at which such instrument could be sold and the rating, if any, assigned to such instrument by other Rating Agencies.  Instruments rated in the lowest investment grade rating (BBB- or Baa3) may have certain speculative characteristics. Below investment grade quality instruments are considered to be predominantly speculative because of the credit risk of the issuers.  The Trust may hold investments that are unrated or in the lowest rating categories (rated C by Moody’s or D by S&P or Fitch). Bonds rated C by Moody’s are regarded as having extremely poor prospects of ever attaining any real investment standing. Bonds rated D by S&P or Fitch are in payment default or a bankruptcy petition has been filed and debt service payments are jeopardized. To enforce its rights with defaulted investments, the Trust may be required to retain legal counsel and/or a financial adviser. This may increase the Trust’s operating expenses and adversely affect net asset value.

The credit quality of most Non-Investment Grade Obligations reflects a greater than average possibility that adverse changes in the financial condition of an issuer, or in general economic conditions, or both, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of investments held by the Trust more volatile and could limit the Trust’s ability to sell its investments at favorable prices. In the absence of a liquid trading market for investments held by it, the Trust may have difficulties determining the fair market value of such investments.  Although the Adviser considers security ratings when making investment decisions, it performs its own credit and investment analysis and does not rely primarily on the ratings assigned by Rating Agencies. In evaluating the quality of a particular instrument, whether rated or unrated, the Adviser will normally take into consideration, among other things, the issuer’s financial resources and operating history, its sensitivity to economic conditions and trends, the ability of its management, its debt maturity schedules and borrowing requirements, and relative values based on anticipated cash flow, interest and asset coverage, and earnings prospects. Because of the greater number of investment considerations involved in investing in Non-Investment Grade Obligations, the achievement of the Trust’s objective depends more on the Adviser’s judgment and analytical abilities than would be the case if the Trust normally invested primarily in investments in the higher rating categories. While the Adviser will attempt to reduce the risks of investing in lower rated or unrated instruments through active fund management, diversification, credit analysis and attention to current developments and trends in the economy and the financial markets, there can be no assurance that a broadly diversified fund of such instruments would substantially lessen the risks of defaults brought about by an economic downturn or recession. In recent years, issuances of Non-Investment Grade Obligations by companies in certain economic sectors have increased. Accordingly, the Trust’s Non-Investment Grade Obligation investments may have significant exposure to such sectors and thus may react differently to political or economic developments than the market as a whole.

PORTFOLIO CONTENTS

Senior Loans

Senior Loans are made to corporations, partnerships and other business entities (“Borrowers”) that operate in various industries and geographical regions, including foreign Borrowers. Senior Loans hold the most senior position in the capital structure of a Borrower, are typically secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debt holders and stockholders of the Borrower. The capital structure of a Borrower may include Senior Loans, senior and junior subordinated debt, preferred stock and common stock issued by the Borrower, typically in descending order of seniority with respect to claims on the Borrower's assets. The proceeds of Senior Loans primarily are used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, refinancings and internal growth and for other corporate purposes.

Senior Loans in which the Trust will invest generally pay interest at rates, which are redetermined periodically by reference to a base lending rate, plus a premium. Senior Loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium or credit spread. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major United States banks (the "Prime Rate") and the certificate of deposit ("CD") rate or other base lending rates used by commercial lenders. As floating-rate loans, the frequency of how often a loan resets its interest rate will impact how closely such loans track current market interest rate. The Senior Loans held by the Trust will have a dollar-weighted average period until the next interest rate adjustment of approximately 90 days or less. As a result, as short-term interest rates increase, interest payable to the Trust from its investments in Senior Loans should increase, and as short-term interest rates decrease, interest payable to the Trust from its investments in Senior Loans should decrease. The Trust may utilize derivative instruments to shorten the effective interest rate redetermination period of Senior Loans in its portfolio. Senior Loans typically have a stated term of between one and ten years. In the experience of the Adviser over the last decade, however, the average life of Senior Loans has been two to four years because of prepayments.

The Trust expects primarily to purchase Senior Loans by assignment from a participant in the original syndicate of lenders or from subsequent assignees of such interests. The Trust may also purchase participations in the original syndicate making Senior Loans. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participations in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. The Trust may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing loan participations, the Trust assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in which the Trust intends to invest may not be rated by any nationally recognized statistical rating organization (a “Rating Agency”).

The Trust may purchase and retain in its portfolio Senior Loans where the borrowers have experienced, or may be perceived to be likely to experience, credit problems, including involvement in or recent emergence from bankruptcy reorganization proceedings or other forms of debt restructuring. Such investments may provide opportunities for enhanced income as well as capital appreciation. At times, in connection with the restructuring of a Senior Loan either outside of bankruptcy court or in the context of bankruptcy court proceedings, the Trust may determine or be required to accept equity securities or junior debt securities in exchange for all or a portion of a Senior Loan.

Senior Loans and other floating-rate debt instruments are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Trust, a reduction in the value of the investment and a potential decrease in the net asset value of the Trust. There can be no assurance that the liquidation of any collateral securing a loan would satisfy the Borrower's obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. In the event of bankruptcy of a Borrower, the Trust could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Senior Loan. The collateral securing a Senior Loan may lose all or substantially all of its value in the event of bankruptcy of a Borrower. Some Senior Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such Senior Loans to presently existing or future indebtedness of the Borrower or take other action detrimental to the holders of Senior Loans, including, in certain circumstances, invalidating such Senior Loans or causing interest previously paid to be refunded to the Borrower. If interest were required to be refunded, it could negatively affect the Trust's performance.

Many Senior Loans in which the Trust will invest may not be rated by a Rating Agency, will not be registered with the Securities and Exchange Commission (“SEC”) or any state securities commission and will not be listed on any national securities exchange. The amount of public information available with respect to Senior Loans will generally be less extensive than that available for registered or exchange-listed securities. In evaluating the creditworthiness of Borrowers, the Adviser will consider, and may rely in part, on analyses performed by others. Borrowers may have outstanding debt obligations that are rated below investment grade by a Rating Agency. Many of the Senior Loans in the Trust will have been assigned ratings below investment grade by Rating Agencies. In the event Senior Loans are not rated, they are likely to be the equivalent of below investment grade quality. Because of the protective features of Senior Loans, the Adviser believes that Senior Loans tend to have more favorable loss recovery rates as compared to more junior types of below investment grade debt obligations. The Adviser does not view ratings as the determinative factor in its investment decisions and relies more upon its credit analysis abilities than upon ratings.

No active trading market may exist for some loans and some loans may be subject to restrictions on resale. A secondary market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may impair the ability to realize full value and thus cause a material decline in the Trust's net asset value. During periods of limited supply and liquidity of Senior Loans, the Trust's yield may be lower.

Although changes in prevailing interest rates can be expected to cause some fluctuations in the value of Senior Loans (due to the fact that floating rates on Senior Loans only reset periodically), the value of Senior Loans is substantially less sensitive to changes in market interest rates than fixed-rate instruments. As a result, the Adviser expects that investing a portion of its assets in floating-rate Senior Loans will make the Trust less volatile and less sensitive to changes in market interest rates than if the Trust invested exclusively in fixed-rate obligations. Similarly, a sudden and significant increase in market interest rates may cause a decline in the value of these investments and in the Trust's net asset value. Other factors (including, but not limited to, rating downgrades, credit deterioration, a large downward movement in stock prices, a disparity in supply and demand of certain Senior Loans and other debt obligations or market conditions that reduce liquidity) can reduce the value of Senior Loans and other debt obligations, impairing the Trust's net asset value.

The Adviser uses an independent pricing service to value most loans and other debt obligations at their market value. The Adviser may use the fair value method to value loans or other instruments if market quotations for them are not readily available or are deemed unreliable, or if events occurring after the close of a securities market and before the Trust values its assets would materially affect net asset value. An investment- that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures. Because foreign instruments trade on days when the Common Shares are not priced, net asset value can change at times when Common Shares cannot be sold.

Second Lien Loans

Second Lien Loans are loans made by public and private corporations and other non-governmental entities and issuers for a variety of purposes. Second Lien loans are second in right of payment to one or more Senior Loans of the related borrower. Second Lien Loans typically are secured by a second priority security interest or lien to or on specified collateral securing the borrower’s obligation under the loan and typically have similar protections and rights as Senior Loans. Second Lien Loans are not (and by their terms cannot) become subordinate in right of payment to any obligation of the related borrower other than Senior Loans of such borrower. Second Lien Loans, like Senior Loans, typically have adjustable floating-rate interest payments. Because Second Lien Loans are second to Senior Loans, they present a greater degree of investment risk but often pay interest at higher rates reflecting this additional risk. Such investments generally are of below investment grade quality. Other than their subordinated status, Second Lien Loans have many characteristics and risks similar to Senior Loans discussed above. In addition, Second Lien Loans of below investment grade quality share many of the risk characteristics of Non-Investment Grade Bonds. As in the case of Senior Loans, the Trust may purchase interests in Second Lien Loans through assignments or participations.

Second Lien Loans are subject to the same risks associated with investment in Senior Loans and Non-Investment Grade Bonds. However, because Second Lien Loans are second in right of payment to one or more Senior Loans of the related borrower, they therefore are subject to additional risk that the cash flow of the borrower and any property securing the Loan may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. Second Lien Loans are also expected to have greater price volatility than Senior Loans and may be less liquid. There is also a possibility that originators will not be able to sell participations in Second Lien Loans, which would create greater credit risk exposure.

Non-Investment Grade Bonds

The Trust’s credit-related investments may include investments in Non-Investment Grade Bonds.  Non-Investment Grade Bonds, which are commonly referred to as “junk” or “high yield,” are bonds that are rated below investment grade by each of the Rating Agencies who cover the security, or, if unrated, are determined to be of comparable quality by the Adviser.  Such securities are considered higher risk. Changes in economic conditions or other circumstances are more likely to reduce the capacity of issuers of lower rated securities to make principal and interest or dividend payments. Lower rated securities also may be subject to greater price volatility than higher rated obligations. The Trust’s investments in Non-Investment Grade Bonds may have fixed or variable principal payments and various types of interest rate and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, and payment in kind features.

Inflation-Indexed Debt Obligations

Inflation-indexed debt obligations generally are income investments whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation (i.e., the CPI) falls, the principal value of inflation-indexed debt obligations generally will be adjusted downward, and consequently the interest payable on these instruments (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed by the U.S. Treasury in the case of U.S. Treasury inflation-indexed bonds. For debt obligations that do not provide a similar guarantee, the adjusted principal value of the instrument repaid at maturity may be less than the original principal.

Credit Quality

Rating Agencies are private services that provide ratings of the credit quality of certain debt obligations.  Although the Adviser considers ratings when making decisions, it performs credit and investment analysis primarily with respect to lower rated instruments and generally does not rely solely on the ratings assigned by the Rating Agencies. Credit ratings issued by Rating Agencies are based on a number of factors, including, but not limited to, the issuer’s financial condition and the Rating Agency’s investment analysis, if applicable, at the time of rating. The ratings assigned are not absolute standards of credit quality and do not evaluate market risks or necessarily reflect the issuer’s current financial condition. An issuer’s current financial condition may be better or worse than the current rating indicates. A credit rating may have a modifier (such as plus, minus or a numerical modifier) to denote its relative status within the rating. The presence of a modifier does not change the instrument’s credit rating (meaning the BBB- and Baa3 are within the investment grade rating) for purposes of the Trust’s investment limitations.  When calculating average credit quality, the weighting of instruments is based on the market value of all instruments. For instruments rated differently by multiple Rating Agencies, the higher rating is applied. In the case of non-rated instruments, internal ratings are assigned by the Adviser for purposes of the calculation based on a number of factors, including the issuer’s financial condition and the rating of similar instruments. The Trust can invest in instruments of any credit rating.

Derivatives

The Trust may enter into derivatives transactions with respect to any security or other instrument in which it is permitted to invest or any related security, instrument, index or economic indicator ("reference instruments"). Derivatives are financial instruments the value of which is derived from the underlying reference instrument. Derivatives typically allow the Trust to increase or decrease the level of risk to which the Trust is exposed more quickly and efficiently than transactions in other types of instruments. The Trust incurs costs in connection with opening and closing derivatives positions. The Trust may engage in the derivative transactions set forth below, as well as in other derivative transactions with substantially similar characteristics and risks.

Futures Contracts. The Trust may engage in transactions in futures contracts and options on futures contracts. Futures are standardized, exchange-traded contracts that obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date at a specified price. Futures contracts involve substantial leverage risk. The Trust also is authorized to purchase or sell call and put options on futures contracts. The primary risks associated with the use of futures contracts and options are imperfect correlation, liquidity, unanticipated market movement and counterparty risk.

Forward Foreign Currency Exchange Contracts. Forward foreign currency exchange contracts are individually negotiated and privately traded so they are dependent upon the creditworthiness of the counterparty. They are subject to the risk of political and economic factors applicable to the countries issuing the underlying currencies. Furthermore, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying forwards. As a result, available information may not be complete.

Inflation Swaps. Inflation swaps involve the exchange by the Trust with another party of their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating-rate payments or an exchange of floating-rate payments based on two different reference indices). By design, one of the reference indices is an inflation index, such as the CPI. Inflation swaps can be designated as zero coupons, where both sides of the swap compound interest over the life of the swap and then the accrued interest is paid out only at the swap’s maturity.

Interest Rate Swaps. The Trust will enter into interest rate and total return swaps only on a net basis, i.e., the two payment streams are netted out, with the Trust receiving or paying, as the case may be, only the net amount of the two payments. Interest rate swaps involve the exchange by the Trust with another party of their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating-rate payments). The Trust will only enter into interest rate swaps on a net basis. If the other party to an interest rate swap defaults, the Trust's risk of loss consists of the net amount of payments that the Trust is contractually entitled to receive. The net amount of the excess, if any, of the Trust's obligations over its entitlements will be maintained in a segregated account by the Trust's custodian. The Trust will not enter into any interest rate swap unless the claims-paying ability of the other party thereto is considered to be investment grade by the Adviser. If there is a default by the other party to such a transaction, the Trust will have contractual remedies pursuant to the agreements related to the transaction. These instruments are traded in the over-the-counter market.

Credit Default Swaps. Credit default swap agreements ("CDS") enable the Trust to buy or sell credit protection on an individual issuer or basket of issuers (i.e., the reference instrument). The Trust may enter into CDS to gain or short exposure to a reference instrument. Long CDS positions are utilized to gain exposure to a reference instrument (similar to buying the instrument) and are akin to selling insurance on the instrument. Short CDS positions are utilized to short exposure to a reference instrument (similar to shorting the instrument) and are akin to buying insurance on the instrument. In response to market events, federal and certain state regulators have proposed regulation of the CDS market. These regulations may limit the Trust’s ability to use CDS and/or the benefits of CDS. CDS involve risks, including the risk that the counterparty may be unable to fulfill the transaction or that the Trust may be required to purchase securities or other instruments to meet delivery obligations. The Trust may have difficulty, be unable or may incur additional costs to acquire such securities or instruments.

Total Return Swaps. In a total return swap, the buyer receives a periodic return equal to the total return of a specified instrument or index, for a specified period of time. In return, the buyer pays the counterparty a variable stream of payments, typically based upon short term interest rates, possibly plus or minus an agreed upon spread. These transactions involve risks, including counterparty risk.

Cash and Cash Equivalents

The Trust may invest in cash or cash equivalents, including high quality short-term instruments or an affiliated investment vehicle that invests in such instruments.

Borrowing

The Trust is authorized to borrow in accordance with applicable regulations to increase assets. The Trust will borrow for the purpose of acquiring additional investments when it believes that the interest payments and other costs with respect to such borrowings will be exceeded by the anticipated total return (a combination of income and appreciation) on such investments.  Successful use of a borrowing strategy depends on the Adviser’s ability to predict correctly interest rates and market movements. There is no assurance that a borrowing strategy will be successful. Upon the expiration of the term of the Trust’s existing credit arrangement, the lender may not be willing to extend further credit to the Trust or may only be willing to do so at an increased cost to the Trust. If the Trust is not able to extend its credit arrangement, it may be required to liquidate holdings to repay amounts borrowed from the lender. The Trust also may borrow for temporary purposes (such as to satisfy redemption requests, to remain fully invested in anticipation of expected cash inflows and settle transactions). [Trust borrowings may be equal to as much as 50% of the value of its net assets (not including such borrowings). The Trust is authorized to participate in non-recourse lending programs. The Trust intends to limit its cumulative net investment in such program assets to 5% of its total net assets determined at the time of investment.]  As prescribed by applicable regulations, the Trust will be required to maintain a specified level of asset coverage with respect to any bank borrowing immediately following any such borrowing. The Trust may be required to dispose of investments on unfavorable terms if market fluctuations or other factors reduce the required asset coverage to less than the prescribed amount. The Trust may be required to maintain asset coverage levels that are more restrictive than the provisions of the 1940 Act in connection with borrowings or to pay a commitment or other fee to maintain a line of credit. The rights of the lender to receive payments of interest and repayments of principal of any borrowings made by the Trust under a credit facility are senior to the rights of holders of shares, with respect to the payment of dividends or upon liquidation. In the event of a default under a credit arrangement, the lenders may have the right to cause a liquidation of the collateral (i.e., sell Trust assets) and, if any such default is not cured, the lenders may be able to control the liquidation as well.

Foreign and Emerging Market Investments

The Trust may invest in securities and other instruments (including loan participations) issued by sovereign entities. Economic data as reported by foreign governments and other issuers may be delayed, inaccurate or fraudulent. In the event of a default by a sovereign entity, there are typically no assets to be seized or cash flows to be attached. Furthermore, the willingness or ability of a foreign government to renegotiate defaulted debt may be limited. Therefore, losses on sovereign defaults may far exceed the losses from the default of a similarly rated U.S. corporate debt issuer. The risks of foreign investing (described below) can be more significant in less developed countries characterized as emerging market countries, which may offer higher potential for gains and losses than investments in the developed markets of the world. Political and economic structures in emerging market countries generally lack the social, political and economic stability of developed countries, which may affect the value of the Trust’s investments in these countries and also the ability of the Trust to access markets in such countries. Governmental actions can have a significant effect on the economic conditions in emerging market countries, which also may adversely affect the value and liquidity of the Trust’s investments.

ADDITIONAL INVESTMENT PRACTICES AND CONSIDERATIONS

Illiquid Investments

The Trust may invest up to [  ]% of its total assets in securities or other instruments for which there is no readily available trading market or that are otherwise illiquid. Illiquid investments include instruments legally restricted as to resale, such as commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933, as amended, and securities eligible for resale pursuant to Rule 144A thereunder. Section 4(2) and Rule 144A securities may, however, be treated as liquid by the Adviser pursuant to procedures adopted by the Board, which require consideration of factors such as trading activity, availability of market quotations and number of dealers willing to purchase the security. If the Trust invests in Rule 144A securities, the level of portfolio illiquidity may be increased to the extent that eligible buyers become uninterested in purchasing such securities. It may be difficult to sell illiquid investments at a price representing their fair value until such time as such investments may be sold publicly. Where registration is required, a considerable period may elapse between a decision by the Trust to sell the investments and the time when it would be permitted to sell. Thus, the Trust may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell. The Trust may also acquire –investments through private placements under which it may agree to contractual restrictions on the resale of such investments. Such restrictions might prevent their sale at a time when such sale would otherwise be desirable.

When-Issued Securities and Forward Commitments

Securities may be purchased on a “forward commitment” or “when-issued” basis (meaning securities are purchased or sold with payment and delivery taking place in the future) in order to secure what is considered to be an advantageous price and yield at the time of entering into the transaction. However, the return on a comparable instrument when the transaction is consummated may vary from the return on the instrument at the time that the forward commitment or when-issued transaction was made. From the time of entering into the transaction until delivery and payment is made at a later date, the transacted securities are subject to market fluctuations. In forward commitment or when-issued transactions, if the seller or buyer, as the case may be, fails to consummate the transaction, the counterparty may miss the opportunity of obtaining a price or yield considered to be advantageous. Forward commitment or when-issued transactions may occur a month or more before delivery is due. However, no payment or delivery is made until payment is received or delivery is made from the other party to the transaction. The Trust does not intend to enter into forward commitment or when-issued transactions for the purpose of investment leverage.

Portfolio Turnover

The Trust will buy and sell investments to seek to accomplish its investment objective. Portfolio turnover generally involves expense to the Trust, including brokerage commissions and other transaction costs on the sale of investments and reinvestment in other instruments. On an overall basis, the Trust expects that its annual turnover rate will [not] exceed 100%. A high turnover rate (100% or more) necessarily involves greater trading costs to the Trust.

USE OF LEVERAGE AND RELATED RISKS

Shortly after completion of the offering of Common Shares, the Trust expects to borrow money for the purpose of financial leverage, initially up to approximately [28%] of its total assets (including the amount obtained through leverage).  As an alternative form of leverage, the Trust may issue preferred shares.  The issuance of preferred shares is subject to market conditions and to the Trust's receipt of credit ratings on such preferred shares from one or more Rating Agencies.  The Trust generally will not use leverage if the Adviser anticipates that it would result in a lower return to Common Shareholders for any significant amount of time. The Trust also may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of investment transactions, which otherwise might require untimely dispositions of Trustinvestments.

Leverage creates risks for holders of Common Shares, including the likelihood of greater volatility of net asset value and market price of the Common Shares. There is a risk that fluctuations in the dividend rates on any preferred shares may adversely affect the return to the holders of Common Shares. If the income from the investments purchased with such funds is not sufficient to cover the cost of leverage, the return on the Trust will be less than if leverage had not been used, and therefore the amount available for distribution to Common Shareholders as dividends and other distributions will be reduced. The Adviser in its best judgment nevertheless may determine to maintain the Trust's leveraged position if it deems such action to be appropriate in the circumstances.

Changes in the value of the Trust's portfolio (including investments bought with the proceeds of any leverage program) will be borne entirely by the Common Shareholders. If there is a net decrease (or increase) in the value of the Trust's investment portfolio, the leverage will decrease (or increase) the net asset value per share to a greater extent than if the Trust were not leveraged. During periods in which the Trust is using leverage, the fees paid to Eaton Vance for investment advisory services will be higher than if the Trust did not use leverage because the fees paid will be calculated on the basis of the Trust's total managed assets, including proceeds from borrowings and the issuance of preferred shares. As discussed under "Description of capital structure," the Trust's issuance of preferred shares may alter the voting power of Common Shareholders.

Capital raised through leverage will be subject to dividend or interest payments, which may exceed the income and appreciation on the assets purchased. The issuance of preferred shares or the commencement of a borrowing program involves expenses and other costs and may limit the Trust's freedom to pay dividends on Common Shares or to engage in other activities. The issuance of a class of preferred shares or incurrence of borrowings having priority over the Trust's Common Shares creates an opportunity for greater return per Common Share, but at the same time such leveraging is a speculative technique in that it will increase the Trust's exposure to capital risk. Unless the income and appreciation, if any, on assets acquired with leverage proceeds exceed the associated costs of such preferred shares or borrowings (and other Trust expenses), the use of leverage will diminish the investment performance of the Trust's Common Shares compared with what it would have been without leverage.

The Trust may be subject to certain restrictions on investments imposed by guidelines of one or more Rating Agencies that may issue ratings for any preferred shares issued by the Trust and by borrowing program covenants. These guidelines and covenants may impose asset coverage or Trust composition requirements that are more stringent than those imposed on the Trust by the 1940 Act. It is not anticipated that these covenants or guidelines will significantly impede the Adviser from managing the Trust's portfolio in accordance with the Trust's investment objective and policies.

Under the 1940 Act, the Trust is not permitted to incur debt obligations, including borrowings, unless immediately after such issuance the total asset value of the Trust’s portfolio is at least 300% of the liquidation value of the outstanding debt (i.e., such liquidation value may not exceed 33 1/3% of the Trust’s total assets). When debt obligations are outstanding, the Trust intends, to the extent possible, to retire such obligations, as necessary, to maintain coverage of any debt obligations of at least 300%.  If the Trust issues borrows under a credit facility or similar borrowing program in an amount equal to [28%] leverage, there will be an asset coverage of [  ]%.

In addition, borrowing program covenants or the terms of debt securities or preferred shares issued may impose asset coverage or portfolio composition requirements that are more stringent than those currently imposed on the Trust by the 1940 Act or the Trust’s investment policies. The Trust intends to utilize such methods of leverage only if it anticipated that these asset coverage requirements, covenants or guidelines would not significantly impede Eaton Vance in managing the Trust’s portfolio in accordance with its investment objective and policies. See “Description of Capital Structure.”

To qualify for federal income taxation as a “regulated investment company,” the Trust must distribute in each taxable year at least 90% of its net investment income (including net interest income and net short-term gain). The Trust also will be required to distribute annually substantially all of its income and capital gain, if any, to avoid imposition of a nondeductible 4% federal excise tax. If the Trust is precluded from making distributions on the Common Shares because of any applicable asset coverage requirements, the terms of a borrowing facility may provide that any amounts so precluded from being distributed, but required to be distributed for the Trust to meet the distribution requirements for qualification as a regulated investment company, will be paid to the lenders. Such a payment can be expected to decrease the principal amount of debt owed to such lenders.

The Trust’s willingness to utilize leverage for investment purposes, and the amount the Trust will use, will depend on many factors, the most important of which are market conditions and interest rates. Successful use of a leveraging strategy may depend on the Adviser’s ability to predict correctly interest rates and market movements, and there is no assurance that a leveraging strategy will be successful during any period in which it is employed.

Assuming the utilization of leverage in the amount of [28%] of the Trust’s total managed assets, the additional income that the Trust must earn (net of expenses) in order to cover such leverage costs is [ ]%. The Trust’s actual cost of leverage will be based on market rates at the time the Trust undertakes a leveraging strategy, and such actual cost of leverage may be higher or lower than that assumed in this example.

The following table is designed to illustrate the effect on the return to a Common Shareholder of leverage in the amount of approximately [28%] of the Trust’s total managed assets, assuming hypothetical annual returns of the Trust’s portfolio of minus 10% to plus 10%. As the table shows, leverage generally increases the return to Common Shareholders when portfolio return is positive and greater than the cost of leverage and decreases the return when the portfolio return is negative or less than the cost of leverage. The figures appearing in the table are hypothetical and actual returns may be greater or less than those appearing in the table.

Assumed portfolio return (net of expenses)	([ ])%	([ ])%	0%	[ ]%	[ ]%
Corresponding Common Share return assuming [ ]% leverage	([ ])%	([ ])%	([ ])%	[ ]%	[ ]%

Until the Trust issues preferred shares or incurs borrowings, the Common Shares will not be leveraged, and the risks and special considerations related to leverage described in this Prospectus will not apply. Such leveraging of the Common Shares cannot be achieved until the proceeds resulting from the use of leverage have been invested in accordance with the Trust's investment objective and policies.

RISK CONSIDERATIONS

No operating history.  The Trust is a closed-end management investment company with no history of operations and is designed for long-term investors and not as a trading vehicle. As a result, prospective investors have no track record or history on which to base their investment decision. The Trust’s Common Shares have no history of public trading.

Investment and market risk.  An investment in Common Shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in Common Shares represents an indirect investment in the holdings of the Trust. The value of these positions, like other market investments, may move up or down, sometimes rapidly and unpredictably. The Common Shares at any point in time may be worth less than the original investment, even after taking into account any reinvestment of distributions.

Management risk.  The Trust is subject to management risk because it is an actively managed portfolio. Eaton Vance and the individual portfolio managers invest the assets of the Trust as they deem appropriate in implementing the Trust’s investment strategy. Accordingly, the success of the Trust depends upon the investment skills and analytical abilities of Eaton Vance and the individual portfolio managers to develop and effectively implement strategies to achieve the Trust’s investment objective. There is no assurance that Eaton Vance and the individual portfolio managers will be successful in developing and implementing the Trust’s investment strategy.

Market price of common shares.  The shares of closed-end management investment companies often trade at a discount from their net asset value, and the Common Shares may likewise trade at a discount from net asset value. The trading price of the Trust’s Common Shares may be less than the initial public offering price, creating a risk of loss for investors purchasing in the initial public offering of the Common Shares. This market price risk may be greater for investors who sell their Common Shares within a relatively short period after completion of this offering.

Income risk.  The income investors receive from the Trust is based primarily on the income it earns from its investments, which can vary widely over the short- and long-term. If prevailing inflation rates drop, investors' income from the Trust should drop as well. The Trust's income could also be affected adversely by changes in corporate credit conditions and real interest rates, and to a greater extent when the Trust is utilizing leverage.

Credit risk.  Debt instruments are subject to the risk of non-payment of scheduled principal and interest. Changes in economic conditions or other circumstances may reduce the capacity of the party obligated to make principal and interest payments on such instruments and may lead to defaults.  Such non-payments and defaults may reduce the value of the Common Shares and income distributions. The value of a debt instrument also may decline because of concerns about the issuer’s ability to make principal and interest payments. In addition, the credit ratings of loans or other income investments may be lowered if the financial condition of the party obligated to make payments with respect to such instruments changes. Credit ratings assigned by Rating Agencies are based on a number of factors and do not necessarily reflect the issuer’s current financial condition or the volatility or liquidity of the instrument. In the event of bankruptcy of the issuer of loans or other income investments, the Trust could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing the instrument. To enforce its rights in the event of a default, bankruptcy or similar situation, the Trust may be required to retain legal or similar counsel.

Issuer risk.  The value of corporate obligations may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services.

Non-Investment Grade Obligations risk.  The Trust's investments in Non-Investment Grade Obligations, which are commonly referred to as “junk” or “high yield,” are predominantly speculative because of the credit risk of their issuers. While normally offering higher yields, Non-Investment Grade Obligations typically entail greater potential price volatility and may be less liquid than higher-rated instruments. Issuers of Non-Investment Grade Obligations are more likely to default on their payments of interest and principal owed to the Trust, and such defaults will reduce the Trust's net asset value and income distributions. The prices of lower rated obligations are more sensitive to negative developments than higher rated instruments. Adverse business conditions, such as a decline in the issuer's revenues or an economic downturn, generally lead to a higher non-payment rate. In addition, an instrument- may lose significant value before a default occurs as the market adjusts to expected higher non-payment rates.

Senior Loans risk.  The Trust’s investments in Senior Loans are generally expected to be of below investment grade quality and therefore are subject to the risks of Non-Investment Grade Obligations discussed above.  Because their interest payments are adjusted for changes in short-term interest rates, Senior Loans generally have less interest rate risk than Non-Investment Grade Bonds, which are typically fixed rate.  Collateral used to secure a loan may decline in value or become illiquid, which would adversely affect the loan's value. Economic and other events (whether real or perceived) can reduce the demand for certain Senior Loans or Senior Loans generally, which may reduce market prices and cause the Trust's net asset value per share to fall. The frequency and magnitude of such changes cannot be predicted.  No active trading market may exist for certain loans, which may impair the ability of the Trust to realize full value in the event of the need to liquidate such assets. Adverse market conditions may impair the liquidity of some actively traded loans.

Second Lien Loans risk.  Second Lien Loans are subject to the same risks associated with investment in Senior Loans.  However, Second Lien Loans are second in right of payment to Senior Loans and therefore are subject to additional risk that the cash flow of the borrower and any property securing the Loan may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. Second Lien Loans are expected to have greater price volatility than Senior Loans and may be less liquid. There is also a possibility that originators will not be able to sell participations in Second Lien Loans, which would create greater credit risk exposure.

Non-Investment Grade Bonds risk.  The Trust's investments in Non-Investment Grade Bonds, which are commonly referred to as “junk” or “high yield,” are subject to the risks of Non-Investment Grade Obligations discussed above.  Non-Investment Grade Bonds are often subordinated and unsecured, exposing them to higher credit risk than Senior Loans, which are typically secured and have first claim on the assets of the issuer.  Because Non-Investment Grade Bonds generally pay interest at fixed rates, they are more exposed to loss of principal value as market interest rates increase than floating-rate instruments.

Foreign and emerging market investment risk. Because the Trust can invest a portion of its assets in foreign instruments, the value of the Common Shares can be adversely affected by changes in currency exchange rates and political and economic developments abroad.  In emerging or less developed countries, these risks can be more significant. Investment markets in emerging market countries are typically substantially smaller, less liquid and more volatile than the major markets in developed countries, and, as a result, the Common Share values may be more volatile. Emerging market countries may have relatively unstable governments and economies.  Emerging market investments often are subject to speculative trading, which typically contributes to volatility. Trading in foreign and emerging markets typically involves higher expense than trading in the United States. The Trust may have difficulties enforcing its legal or contractual rights in a foreign country.

Derivatives.  The use of derivatives can lead to losses because of adverse movements in the price or value of the asset, index, rate or instrument underlying a derivative, due to failure of a counterparty or due to tax or regulatory constraints. Derivatives may create economic leverage in the Trust, which magnifies the Trust’s exposure to the underlying investment. Derivative risks may be more significant when they are used to enhance return or as a substitute for a position-, rather than solely to hedge the risk of a position- held by the Trust. Derivatives for hedging purposes may not reduce risk if they are not sufficiently correlated to the position being hedged. A decision as to whether, when and how to use derivatives involves the exercise of specialized skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. Derivative instruments may be difficult to value, may be illiquid, and may be subject to wide swings in valuation caused by changes in the value of the underlying instrument. The loss on derivative transactions may substantially exceed the initial investment.

Derivatives regulation risk.  On July 21, 2010, Congress enacted the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Act”), Title VII of which will impose comprehensive regulation on certain over-the-counter (“OTC”) derivatives, including certain types of options and other derivatives transactions in which the Trust may seek to engage. The Act, many provisions of which will begin to take effect in July 2011, will require central clearing and exchange-style trade execution for many swap, option and other derivatives transactions that are currently traded in the OTC derivatives markets. The Act provides, as pertinent here, the Commodity Futures Trading Commission (“CFTC”) or the Securities and Exchange Commission (“SEC”) with authority to impose position limits in the swap markets. Subject to rulemaking by the CFTC or the SEC, the Act will require certain large swap market participants (i.e., swap dealers, security based swap dealers, major swap participants (“MSPs”) and major security-based swap participant (“MSBSPs”)) to register with the CFTC or the SEC, as applicable, and they will be subject to substantial supervision and regulation, including capital standards, margin requirements, business conduct standards, and recordkeeping and reporting requirements.

Prepayment risk.  During periods of declining interest rates or for other purposes, borrowers may exercise their option to prepay principal earlier than scheduled. For fixed-income instruments, such payments often occur during periods of declining interest rates, forcing the Trust to reinvest in lower yielding instruments. This is known as call or prepayment risk. Non-Investment Grade Bonds frequently have call features that allow the issuer to redeem the instrument at dates prior to its stated maturity at a specified price (typically greater than par) only if certain prescribed conditions are met (“call protection”). Senior Loans typically have no such call protection. For premium bonds (bonds acquired at prices that exceed their par or principal value) purchased by the Trust, prepayment risk may be enhanced.

Borrowing Risk. Borrowing to increase investments may exaggerate the effect on the Trust’s net asset value of any increase or decrease in the value of the instrument purchased with the borrowings. Successful use of a borrowing strategy depends on the Adviser’s ability to predict correctly interest rates and market movements. There can be no assurance that the use of borrowings will be successful. In connection with its borrowings, the Trust will be required to maintain specified asset coverage with respect to such borrowings by both the 1940 Act and the terms of its credit facility with the lender. The Trust may be required to dispose of portfolio investments on unfavorable terms if market fluctuations or other factors reduce the required asset coverage to less than the prescribed amount. Borrowings involve additional expense to the Trust.

Interest rate risk.  Both nominal and real interest rates in the United States are at or near historical lows, increasing the likelihood that they will increase in the future.  An increase in nominal rates would have an adverse effect on the value of the Trust’s investments in fixed-rate obligations, particularly those of longer maturity.  An increase in real interest rates (nominal rates in excess of anticipated inflation) would have an adverse effect on the value of the Trust’s inflation-linked income investments, particularly those of longer maturity.  The Trust’s policy to invest at least 80% of net assets in inflation-linked income investments exposes it to significant real interest rate risk.  The net asset value of the Trust can normally be expected to decline when real interest rates are rising.

Liquidity risk.  The Trust may invest in instruments for which there is no readily available trading market or which are otherwise illiquid. The Trust may not be able to dispose readily of such holdings at prices that approximate those at which the Trust could sell such holdings if they were more widely traded and, as a result of such illiquidity, the Trust may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. In addition, the limited liquidity could affect the market price of the instruments, thereby adversely affecting the Trust's net asset value.

Reinvestment risk.  Income from the Trust's portfolio will generally decline if and when the Trust invests the proceeds from matured, traded or called debt obligations into lower yielding instruments.

Inflation risk.  Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money.  As inflation increases, the real value of the Common Shares and distributions thereon can decline.

Inflation-linked obligation risk.  Inflation-linked debt obligations are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the price of an inflation-linked obligation tends to decrease when real interest rates increase and can increase when real interest rates decrease. Interest payments on inflation-linked obligations may vary widely and will fluctuate as the principal and interest are adjusted for inflation. Any increase in the principal amount of a TIP will be considered taxable ordinary income, even though the Trust will not receive the principal until maturity. There can be no assurance that the CPI will accurately measure the real rate of inflation in the prices of goods and services. The Trust’s income may fail to adjust fully with inflation in the event that the actual rate of inflation is different than the CPI.

Regulatory risk.  To the extent that legislation or state or federal regulators that regulate certain financial institutions impose additional requirements or restrictions with respect to the ability of such institutions to make loans, particularly in connection with highly leveraged transactions, the availability of Senior Loans for investment may be adversely affected. Further, such legislation or regulation could depress the market value of Senior Loans.

Market disruption.  The wars in Afghanistan and Iraq and other geopolitical events around the world may adversely affect the performance of U.S. and worldwide financial markets. The Trust cannot predict the effects of significant future events on the global economy and securities markets.

Anti-takeover provisions.  The Trust's Agreement and Declaration of Trust includes provisions that could have the effect of limiting the ability of other persons or entities to acquire control of the Trust or to change the composition of its Board. See "Description of capital structure—Anti-takeover provisions in the Declaration of Trust."

[Non-Diversification Risk.  As a non-diversified fund, the Trust may be more susceptible to changes in the financial condition of individual bond issuers in which it invests or its CPI swap counterparties as well as any single political, regulatory or economic occurrence affecting such issuers or counterparties. The Trust’s relative lack of diversification may subject investors to greater market risk than other funds.]

Management of the Trust

BOARD OF TRUSTEES

The management of the Trust, including general supervision of the duties performed by the Adviser under the Advisory Agreement (as defined below), is the responsibility of the Board of Trustees under the laws of The Commonwealth of Massachusetts and the 1940 Act.

THE ADVISER

Eaton Vance will act as the Trust’s investment adviser and administrator under an Investment Advisory and Administrative Agreement (the “Advisory Agreement”). The Adviser’s principal office is located at 2 International Place, Boston, Massachusetts 02110. Eaton Vance, its affiliates and predecessor companies have been managing assets of individuals and institutions since 1924 and of investment companies since 1931.  As of April 30, 2011, Eaton Vance and its affiliates managed approximately $203.0 billion of fund and separate account assets on behalf of clients.  Eaton Vance is a direct wholly owned subsidiary of Eaton Vance Corp., a publicly held holding company engaged primarily in investment management and administration through its subsidiaries and affiliates.

Under the general supervision of the Trustees, Eaton Vance will manage the investment and reinvestment of the assets of the Trust and administer its affairs. As investment adviser to the Trust, Eaton Vance will furnish continuously an investment program and will determine from time to time what securities and other investments will be acquired, disposed of or exchanged and what portion of the Trust’s assets will be held uninvested, subject to the applicable restrictions of the Declaration of Trust, By-Laws and registration statement of the Trust under the 1940 Act. Eaton Vance is also responsible for managing the business affairs of the Trust, and will provide administrative services including recordkeeping, preparation and filing of documents required to comply with federal and state securities laws, supervising the activities of the Trust’s custodian and transfer agent, providing assistance in connection with the Trustees’ and shareholders’ meetings, providing service in connection with any repurchase offers and other administrative services necessary to conduct the Trust’s business. Eaton Vance will furnish for the use of the Trust office space and all necessary office facilities, equipment and personnel for servicing the investments of the Trust and for administering its affairs. Eaton Vance will pay the salaries and fees of all officers and Trustees of the Trust who are members of Eaton Vance’s organization and all personnel of Eaton Vance performing services relating to research and investment and administrative activities. In return for these services, facilities and payments, the Trust has agreed to pay the Adviser as compensation under the Advisory Agreement a monthly fee in the amount of [  %] per annum of total managed assets of the Trust, subject to the expense reimbursement arrangements described above. Total managed assets of the Trust means total assets of the Trust, including any form of investment leverage, minus all accrued expenses incurred in the normal course of operations, but not excluding any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance debt securities), (ii) the issuance of preferred stock or other similar preference securities, (iii) the reinvestment of collateral received for securities loaned in accordance with the Trust's investment objective and policies, and/or (iv) any other means. During periods in which the Trust is using leverage, the fees paid to Eaton Vance for investment advisory services will be higher than if the Trust did not use leverage because the fees paid will be calculated on the basis of the Trust's total managed assets, including proceeds from any borrowings and from the issuance of preferred shares.

A discussion of the basis for the Trustees’ approval of the Advisory Agreement will be included in the Trust’s initial report to shareholders.

[ ____ and _____(each a Vice President of Eaton Vance) are the portfolio managers of the Trust. Mr. ____ has been an Eaton Vance portfolio manager since ___ and is a Vice President of Eaton Vance and Boston Management and Research, an Eaton Vance subsidiary (“BMR”). Mr. _____ has been an Eaton Vance portfolio manager since ___ and is a Vice President of Eaton Vance and BMR.]

Additional Information Regarding Portfolio Managers

The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Trust. The Statement of Additional Information is available free of charge by calling 1-800-225-6265 or by visiting the Trust’s website at http://www.eatonvance.com. The information contained in, or that can be accessed through, the Trust’s website is not part of this prospectus or the Statement of Additional Information.

Code of Ethics

The Trust and the Adviser have adopted Codes of Ethics relating to personal securities transactions. The Codes of Ethics permits Adviser personnel to invest in securities (including securities that may be purchased or held by the Trust) for their own accounts, subject to certain pre-clearance, reporting and other restrictions and procedures contained in the Codes of Ethics.

Determination of Net Asset Value

The Trust’s net asset value per share will be determined no less frequently than daily, on each day that the NYSE is open for trading, as of the close of regular trading (normally 4:00 p.m. eastern time). The Trust’s net asset value per share is determined by State Street Bank and Trust Company, in the manner authorized by the Trustees. Net asset value per share is computed by dividing the value of the Trust’s total assets, less its liabilities, by the number of shares outstanding.

The Trustees have adopted procedures for valuing investments and have delegated to the Adviser the daily valuation of such investments. Debt instruments owned by the Trust normally are valued on the basis of valuations furnished by pricing services.  A pricing service considers various factors relating to securities and market transactions to determine value. In certain situations, the Adviser may use the fair value of an investment- if market prices are unavailable or deemed unreliable. An investment- that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures. The Adviser expects to use fair value pricing for debt instruments under limited circumstances, such as when an obligation is not priced by a pricing service. Eaton Vance has established a Valuation Committee that oversees the valuation of investments.

Distributions

The Trust intends to pay regular [monthly] distributions to Common Shareholders from its net investment income, net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) and other sources. Distributions to Common Shareholders cannot be assured, and the amount of each distribution may vary. The amount of each distribution will vary depending on a number of factors, including the amount of investment income received by the Trust and the cost of financial leverage. As portfolio and market conditions change, the rate of distributions on the Common Shares and the Trust's distribution policy could change.   The initial distribution is expected to be declared approximately [  ] days and paid approximately [  ] to [  ] days after the completion of this offering, depending on market conditions. Common Shareholders may elect automatically to reinvest some or all of their distributions in additional Common Shares under the Trust's dividend reinvestment plan.

The Trust’s distributions in any year may differ from annual net investment income. The investment income of the Trust will consist of all interest and dividend income accrued on portfolio investments, plus short-term capital gain (including short-term gain on option positions and gain on the sale of portfolio investments held for one year or less) minus long-term capital loss, minus all expenses of the Trust. To the extent that the Trust’s net investment income for any year exceeds the total distributions paid during the year, the Trust will make a special distribution at or near year-end of such excess amount as may be required. Over time, all of the Trust’s investment company taxable income will be distributed.

At least annually, the Trust intends to distribute any net capital gain or, alternatively, to retain all or a portion of the year’s net capital gain and pay federal income tax on the retained gain. As provided under federal tax law, Common Shareholders of record as of the end of the Trust’s taxable year will include their attributable share of the retained gain in their income for the year as a long-term capital gain, and will be entitled to a tax credit or refund for their attributable share of the tax paid on such gain by the Trust. The Trust may treat the cash value of tax credit and refund amounts in connection with retained capital gain as a substitute for equivalent cash distributions.

If, for any calendar year, the total distributions made exceed the Trust’s net investment income and net capital gain, the excess generally will be treated as a tax-free return of capital to each Common Shareholder (up to the amount of the Common Shareholder’s basis in his or her Common Shares) and thereafter as gain from the sale of Common Shares. The amount treated as a tax-free return of capital will reduce the Common Shareholder’s adjusted basis in his or her Common Shares, thereby increasing his or her potential gain or reducing his or her potential loss on the subsequent sale of his or her Common Shares. Under the 1940 Act, for any distribution that includes amounts from sources other than net income, the Trust is required to provide Common Shareholders a written statement regarding the components of such distribution. Such a statement will be provided at the time of any distribution believed to include any such amounts.

To permit the Trust to maintain more stable distributions, distribution rates will be based on projected annual net investment income and net capital gain. As a result, the distributions paid by the Trust for any particular [month] may be more or less than the amount of net income and gain for that [monthly] period. In certain circumstances, the Trust may be required to sell a portion of its investment portfolio to fund distributions. Distributions will reduce the Common Shares’ net asset value.

Common Shareholders may automatically reinvest some or all of their distributions in additional Common Shares under the Trust’s dividend reinvestment plan. See “Dividend Reinvestment Plan.”

[Upon commencement of operations, the Adviser may seek Board approval to implement a managed distribution plan for the Trust. The managed distribution plan would be implemented pursuant to an exemptive order from the SEC granting the Trust an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder to permit the Trust to include realized long-term capital gains as a part of its regular distributions to Common Shareholders more frequently than would otherwise be permitted by the 1940 Act (generally once per taxable year).]

Federal Income Tax Matters

The following discussion of federal income tax matters is based on the advice of K&L Gates LLP, counsel to the Trust.  The Trust intends to elect to be treated and to qualify each year as a regulated investment company (a “RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, the Trust intends to satisfy certain requirements relating to sources of its income and diversification of its assets and to distribute substantially all of its net income (including both investment company taxable income and net tax-exempt interest income) and net short-term capital gains (after reduction by net long term capital losses and any available capital loss carryforwards) in accordance with the timing requirements imposed by the Code, so as to maintain its RIC status and generally to avoid paying federal income or excise tax thereon. If it qualifies for treatment as a RIC and satisfies the above-mentioned distribution requirements, the Trust will not be subject to federal income tax on income paid to its shareholders in the form of dividends or capital gains distributions.

To qualify as a RIC for income tax purposes, the Trust must derive at least 90% of its annual gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities and currencies, and net income derived from an interest in a qualified publicly traded partnership. The Trust must also distribute to its shareholders at least 90% of its investment company taxable income and 90% of its net tax-exempt interest income for each taxable year.

The Trust must also satisfy certain requirements with respect to the diversification of its assets. The Trust must have, at the close of each quarter of its taxable year, at least 50% of the value of its total assets represented by cash items, U.S. government securities, securities of other RICs, and other securities that, in respect of any one issuer, do not represent more than 5% of the value of the assets of the Trust or more than 10% of the voting securities of that issuer. In addition, at those times, not more than 25% of the value of the Trust’s assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer, or of two or more issuers that the Trust controls and which are engaged in the same or similar trades or businesses or related trades or businesses, or of one or more qualified publicly traded partnerships.

If the Trust does not qualify as a RIC for any taxable year, the Trust’s taxable income will be subject to corporate income taxes, and all distributions from earnings and profits, including distributions of net capital gain (if any), will be taxable to the Shareholder as ordinary income.  Such distributions will be treated as qualified dividend income with respect to Shareholders who are individuals and will be eligible for the dividends received deduction in the case of Shareholders taxed as corporations, provided certain holding period requirements are met. In order to requalify for taxation as a RIC, the Trust may be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions.

The Trust intends to make monthly distributions of net investment income after payment of dividends on any outstanding preferred shares or interest on any outstanding borrowings. The Trust will distribute annually any net short-term capital gain (which is taxable as ordinary income) and any net capital gain. Distributions of the Trust's net capital gains ("capital gain dividends"), if any, are taxable to Shareholders as long-term capital gains, regardless of the length of time Shares have been held by Shareholders. Dividends paid to Shareholders out of the Trust's current and accumulated earnings and profits, except in the case of capital gain dividends and certain dividends received by individuals, will be taxable as ordinary income. Dividends with respect to the Shares generally will not constitute "qualified dividends" for federal income tax purposes and thus will not be eligible for the favorable long-term capital gains tax rates. Distributions, if any, in excess of the Trust's earnings and profits will first reduce the adjusted tax basis of a holder's Shares and, after that basis has been reduced to zero, will constitute capital gains to the Shareholder (assuming the Shares are held as a capital asset). See below for a summary of the maximum tax rates applicable to capital gains (including capital gain dividends). Dividends will not qualify for a dividends received deduction generally available to corporate Shareholders.

The Trust will inform Shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

Selling Shareholders will generally recognize gain or loss in an amount equal to the difference between the Shareholder's adjusted tax basis in the Shares sold and the amount received. If the Shares are held as a capital asset, the gain or loss will be a capital gain or loss.

The maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers is (i) the same as the maximum ordinary income tax rate for gains recognized on the sale of capital assets held for one year or less, (ii) through 2012, 15% for gains recognized on the sale of capital assets held for more than one year (as well as certain capital gain dividends) (0% for individuals in the 10% or 15% tax brackets). Any loss on a disposition of Shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to those Shares. For purposes of determining whether Shares have been held for six months or less, the holding period is suspended for any periods during which the Shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property, or through certain options or short sales. Any loss realized on a sale or exchange of Shares will be disallowed to the extent those Shares are replaced by other Shares within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the Shares (whether through the reinvestment of distributions, which could occur, for example, if the Shareholder is a participant in the Plan (as defined below) or otherwise). In that event, the basis of the replacement Shares will be adjusted to reflect the disallowed loss.

An investor should be aware that, if Shares are purchased shortly before the record date for any taxable dividend (including a capital gain dividend), the purchase price likely will reflect the value of the dividend and the investor then would receive a taxable distribution likely to reduce the trading value of such Shares, in effect resulting in a taxable return of some of the purchase price. Taxable distributions to individuals and certain other non-corporate Shareholders, including those who have not provided their correct taxpayer identification number and other required certifications, may be subject to "backup" federal income tax withholding at the fourth lowest rate of tax applicable to a single individual (in 2011, 28%).

An investor should also be aware that the benefits of the reduced tax rate applicable to long-term capital gains may be impacted by the application of the alternative minimum tax to individual shareholders.

The foregoing briefly summarizes some of the important federal income tax consequences to Shareholders of investing in Shares, reflects the federal tax law as of the date of this Prospectus, and does not address special tax rules applicable to certain types of investors, such as corporate and foreign investors. A more complete discussion of the tax rules applicable to the Trust and the Shareholders can be found in the Statement of Additional Information that is incorporated by reference into this Prospectus. Unless otherwise noted, this discussion assumes that an investor is a United States person and holds Common Shares as a capital asset. This discussion is based upon current provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change or differing interpretations by the courts or the IRS retroactively or prospectively. Investors should consult their tax advisors regarding other federal, state or local tax considerations that may be applicable in their particular circumstances, as well as any proposed tax law changes.

Dividend Reinvestment Plan

The Trust has established a dividend reinvestment plan (the “Plan”). Under the Plan, unless a Common Shareholder elects to receive distributions in cash, all distributions will be automatically reinvested in additional Common Shares. American Stock Transfer & Trust Company (“AST” or the “Plan Agent”) serves as agent for the Common Shareholders in administering the Plan. Common Shareholders who elect not to participate in the Plan will receive all Trust distributions in cash paid by check mailed directly to the Common Shareholder of record (or, if the Common Shares are held in street or other nominee name, then to the nominee) by AST, as disbursing agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent prior to any distribution record date.

Common Shares will be acquired by the Plan Agent or an independent broker-dealer for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional previously authorized but unissued Common Shares from the Trust (“newly issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“open-market purchases”) on the NYSE or elsewhere. If, on the payment date for the distribution, the net asset value per Common Share is equal to or less than the market price per Common Share plus estimated brokerage commissions (such condition being referred to herein as “market premium”), the Plan Agent will invest the distribution amount in newly issued Common Shares on behalf of the participants. The number of newly issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the distribution by the net asset value per Common Share on the date the Common Shares are issued, provided that the maximum discount from the then current market price per Common Share on the date of issuance may not exceed 5%. If on the distribution payment date the net asset value per Common Share is greater than the market value plus estimated brokerage commissions (such condition being referred to herein as “market discount”), the Plan Agent will invest the distribution amount in Common Shares acquired on behalf of the participants in open-market purchases.

In the event of a market discount on the distribution payment date, the Plan Agent will have up to 30 days after the distribution payment date to invest the distribution amount in Common Shares acquired in open-market purchases. If, before the Plan Agent has completed its open-market purchases, the market price of a Common Share exceeds the net asset value per Common Share, the average per Common Share purchase price paid by the Plan Agent could exceed the net asset value of the Common Shares, resulting in the acquisition of fewer Common Shares than if the distribution had been paid in newly issued Common Shares on the distribution payment date. Therefore, the Plan provides that if the Plan Agent is unable to invest the full distribution amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the distribution amount in newly issued Common Shares.

The Plan Agent maintains all Common Shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by Common Shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Agent on behalf of the Plan participant, and each Common Shareholder’s proxy will include those Common Shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for Common Shares held pursuant to the Plan in accordance with the instructions of the participants. In the case of Common Shareholders such as banks, brokers or nominees that hold Common Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record Common Shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by the Trust as a result of distributions payable either in Common Shares or in cash. However, each Plan participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of distributions.

Common Shareholders participating in the Plan may receive benefits not available to Common Shareholders not participating in the Plan. If the market price (plus commissions) of the Common Shares is above their net asset value, participants in the Plan will receive Common Shares of the Trust purchased at a discount to market price and having a current value that exceeds the cash distributions they would have otherwise received on their Common Shares. If the market price (plus commissions) of the Common Shares is below their net asset value, Plan participants will receive Common Shares with a net asset value that exceeds the cash distributions they would have otherwise received on their Common Shares. There may, however, be insufficient Common Shares available in the market at prices below net asset value to satisfy the Plan’s requirements, in which case the Plan Agent will acquire newly issued Common Shares. Also, since the Trust does not redeem its Common Shares, the price on resale of Common Shares may be more or less than their net asset value.

Experience under the Plan may indicate that changes are desirable. Accordingly, upon 30 days’ notice to Plan participants, the Trust reserves the right to amend or terminate the Plan. A Plan participant will be charged a $5.00 service charge and pay brokerage charges whenever he or she directs the Plan Agent to sell Common Shares held in a distribution reinvestment account.

All correspondence concerning the Plan should be directed to the Plan Agent at American Stock Transfer & Trust Company, P.O. Box 922, Wall Street Station, New York, NY 10269-0560. Please call 1-866-706-0514 between the hours of 9:00 a.m. and 5:00 p.m. Eastern Time if you have questions regarding the Plan.

Description of Capital Structure

The Trust is an unincorporated business trust established under the laws of The Commonwealth of Massachusetts by the Declaration of Trust. The Declaration of Trust provides that the Trustees of the Trust may authorize separate classes of shares of beneficial interest. The Trustees have authorized an unlimited number of Common Shares. The Trust intends to hold annual meetings of shareholders in compliance with the requirements of the NYSE.

COMMON SHARES

The Declaration of Trust permits the Trust to issue an unlimited number of full and fractional Common Shares of beneficial interest, $0.01 par value per Share. Each Share represents an equal proportionate interest in the assets of the Trust with each other Share in the Trust. Holders of Common Shares will be entitled to the payment of distributions when, as and if declared by the Trustees. The 1940 Act or the terms of any borrowings may limit the payment of distributions to the holders of Common Shares. Each whole Share shall be entitled to one vote and each fractional share shall be entitled to a proportionate fractional vote as to matters on which it is entitled to vote pursuant to the terms of the Declaration of Trust on file with the SEC. Upon liquidation of the Trust, after paying or adequately providing for the payment of all liabilities of the Trust, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining assets of the Trust among the holders of the Common Shares. The Declaration of Trust provides that Common Shareholders are not liable for any liabilities of the Trust, and provides for the indemnification by the Trust or by any Class or Series thereof of the Shareholders, Trustees, officers and employees of the Trust and of such other Persons as the Trustees in the exercise of their discretion may deem appropriate or desirable, whether in the By-Laws or by contract, vote or other action of the Trustees. Although shareholders of an unincorporated business trust established under Massachusetts law, in certain limited circumstances, may be held personally liable for the obligations of the Trust as though they were general partners, the provisions of the Declaration of Trust described in the foregoing sentence make the likelihood of such personal liability remote.

The Trustees may also amend the Declaration of Trust without the vote or consent of Common Shareholders to change the name of the Trust or to make such other changes as do not have a material adverse effect on the rights or interests of Common Shareholders under the Declaration of Trust, or if they deem it necessary to conform the Declaration of Trust to the requirements of applicable Federal laws or regulations or the requirements of the regulated investment company provisions of the Code.

The Trust has no present intention of offering additional Common Shares, except as described herein. Other offerings of its Common Shares, if made, will require approval of the Trustees. The Common Shares have no preemptive rights.

The Trust will not issue Share certificates.

REPURCHASE OF COMMON SHARES AND OTHER DISCOUNT MEASURES

Because shares of closed-end management investment companies frequently trade at a discount to their net asset values, the Trustees have determined that from time to time it may be in the interest of Common Shareholders for the Trust to take corrective actions. The Trustees, in consultation with Eaton Vance, will review at least annually the possibility of open market repurchases and/or tender offers for the Common Shares and will consider such factors as the market price of the Common Shares, the net asset value of the Common Shares, the liquidity of the assets of the Trust, effect on the Trust’s expenses, whether such transactions would impair the Trust’s status as a regulated investment company or result in a failure to comply with applicable asset coverage requirements, general economic conditions and such other events or conditions which may have a material effect on the Trust’s ability to consummate such transactions. There are no assurances that the Trustees will, in fact, decide to undertake either of these actions or if undertaken, that such actions will result in the Trust’s Common Shares trading at a price which is equal to or approximates their net asset value. In recognition of the possibility that the Common Shares might trade at a discount to net asset value and that any such discount may not be in the interest of Common Shareholders, the Trustees, in consultation with Eaton Vance, from time to time may review possible actions to reduce any such discount.

ANTI-TAKEOVER PROVISIONS IN THE DECLARATION OF TRUST

The Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Trust or to change the composition of its board, and could have the effect of depriving Common Shareholders of an opportunity to sell their Common Shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Trust. These provisions may have the effect of discouraging attempts to acquire control of the Trust, which attempts could have the effect of increasing the expenses of the Trust and interfering with the normal operation of the Trust. The board is divided into three classes, with the term of one class expiring at each annual meeting of Common Shareholders. At each annual meeting, one class of Trustees is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the board. A Trustee may be removed from office only for cause by a written instrument signed by the remaining Trustees or by holders of record of not less than two-thirds of the outstanding shares of beneficial interest in the Trust either by declaration in writing filed with the custodian of the -investments of the Trust or by votes cast in person or by proxy at a meeting called for the purpose.

In addition, the Declaration of Trust requires the favorable vote of the holders of at least 75% of the outstanding shares of common stock of the Trust then entitled to vote to approve, adopt or authorize certain transactions with 5%-or-greater holders of such shares and their associates, except where (i) the Trustees by resolution have approved a memorandum of understanding with such holders with respect to and substantially consistent with such transaction, or (ii) the transaction is with a Person of which a majority of the outstanding shares of all classes of stock normally entitled to vote in the election of directors is owned of record or beneficially by the Trust and its subsidiaries. For purposes of these provisions, the term “Principal Shareholder” shall mean any Person which is the beneficial owner, directly or indirectly, of more than 5% of the issued and outstanding shares of the Trust or of any class of shares and shall include any “affiliate” or “associate,” as such terms are defined in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934. The transactions subject to these special approval requirements are: (i) the merger or consolidation of the Trust or any subsidiary of the Trust with or into any Principal Shareholder; (ii) the issuance of any securities of the Trust to any Principal Shareholder for cash; (iii) the sale, lease or exchange of all or any substantial part of the assets of the Trust to any Principal Shareholder (except assets determined by the Trustees to have an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period or assets sold in the ordinary course of business); or (iv) the sale, lease or exchange to or with the Trust or any subsidiary thereof, in exchange for securities of the Trust, of any assets of any Principal Shareholder (except assets determined by the Trustees to have an aggregate fair market value of less than $1,000,000 aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period).

The Trustees have determined that provisions with respect to the board and the 75% voting requirements described above, which voting requirements are greater than the minimum requirements under Massachusetts law or the 1940 Act, are in the best interest of Common Shareholders generally. Reference should be made to the Declaration of Trust on file with the SEC for the full text of these provisions.

LEVERAGE

Generally

The Trust may use leverage to the extent permitted by the 1940 Act.  The Trust may not be leveraged at all times and the amount of leverage, if any, may vary depending upon a variety of factors, including the Adviser's outlook for the market for preferred stocks and the costs that the Trust would incur as a result of such leverage. The Trust may issue preferred shares in the public or private markets or may borrow from banks and other financial institutions. The Trust may also borrow through reverse repurchase agreements. The Trust's leveraging strategy may not be successful. By leveraging its investment portfolio, the Trust creates an opportunity for increased net income or capital appreciation. However, the use of leverage also involves risks, which can be significant. These risks include the possibility that the value of the assets acquired with such borrowing decreases although the Trust's liability is fixed, greater volatility in the Trust's net asset value and the market price of the Trust's Common Shares and higher expenses. Since the Adviser's fee is based upon a percentage of the Trust's total managed assets, the Adviser's fee will be higher if the Trust is leveraged and the Adviser will have an incentive to leverage the Trust. The Adviser intends only to leverage the Trust when it believes that the potential return on the additional investments acquired through the use of leverage is likely to exceed the costs incurred in connection with the borrowing.

Credit Facility

As discussed above, shortly after completion of the offering of Common Shares, the Trust expects to borrow money for the purpose of financial leverage, initially up to approximately [28%] of its total assets (including the amount obtained through leverage).  In the event the Trust leverages through borrowings, The Trust expects to negotiate with one or more commercial banks to arrange a credit facility for this purpose.  Such a facility is not expected to be convertible into any other securities of the Trust, outstanding amounts are expected to be prepayable by the Trust prior to final maturity without significant penalty and there are not expected to be any sinking fund or mandatory retirement provisions. Outstanding amounts would be payable at maturity or such earlier times as required by the agreement. The Trust may be required to prepay outstanding amounts under the facility or incur a penalty rate of interest in the event of the occurrence of certain events of default. The Trust would be expected to indemnify the lenders under the facility against liabilities they may incur in connection with the facility.

In addition, the Trust expects that such a credit facility would contain covenants that, among other things, likely will limit the Trust's ability to pay dividends in certain circumstances, incur additional debt, change its fundamental investment policies and engage in certain transactions, including mergers and consolidations, and may require asset coverage ratios in addition to those required by the 1940 Act. The Trust may be required to pledge its assets and to maintain a portion of its assets in cash or high-grade securities as a reserve against interest or principal payments and expenses. The Trust expects that any credit facility would have customary covenant, negative covenant and default provisions. There can be no assurance that the Trust will enter into an agreement for a credit facility on terms and conditions representative of the foregoing, or that additional material terms will not apply. In addition, if entered into, any such credit facility may in the future be replaced or refinanced by one or more credit facilities having substantially different terms or by the issuance of preferred shares or debt securities.

Preferred Shares

As an alternative form of leverage, the Trust may issue preferred shares.  The issuance of preferred shares is subject to market conditions and to the Trust's receipt of credit ratings on such preferred shares from one or more Rating Agencies. The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest with preference rights, including preferred shares (the "preferred shares"), having a par value of $0.01 per share, in one or more series, with rights as determined by the Board, by action of the Board without the approval of the Common Shareholders. Under the requirements of the 1940 Act, the Trust must, immediately after the issuance of any preferred shares, have an "asset coverage" of at least 200%. Asset coverage means the ratio which the value of the total assets of the Trust, less all liability and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of senior securities representing indebtedness of the Trust, if any, plus the aggregate liquidation preference of the preferred shares. If the Trust seeks a rating of the preferred shares, asset coverage requirements, in addition to those set forth in the 1940 Act, may be imposed. The liquidation value of the preferred shares is expected to equal their aggregate original purchase price plus redemption premium, if any, together with any accrued and unpaid dividends thereon (on a cumulative basis), whether or not earned or declared. The terms of the preferred shares, including their dividend rate, voting rights, liquidation preference and redemption provisions, will be determined by the Board (subject to applicable law and the Trust's Declaration of Trust) if and when it authorizes the preferred shares. The Trust may issue preferred shares that provide for the periodic redetermination of the dividend rate at relatively short intervals through an auction or remarketing procedure, although the terms of the preferred shares may also enable the Trust to lengthen such intervals. At times, the dividend rate as redetermined on the Trust's preferred shares may approach or exceed the Trust's return after expenses on the investment of proceeds from the preferred shares and the Trust's leverage structure would result in a lower rate of return to Common Shareholders than if the Trust were not so structured.  In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Trust, the terms of any preferred shares may entitle the holders of preferred shares to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus redemption premium, if any, together with accrued and unpaid dividends, whether or not earned or declared and on a cumulative basis) before any distribution of assets is made to holders of Common Shares. After payment of the full amount of the liquidating distribution to which they are entitled, the preferred shareholders would not be entitled to any further participation in any distribution of assets by the Trust.  Holders of preferred shares, voting as a class, shall be entitled to elect two of the Trust's Trustees. Under the 1940 Act, if at any time dividends on the preferred shares are unpaid in an amount equal to two full years' dividends thereon, the holders of all outstanding preferred shares, voting as a class, will be allowed to elect a majority of the Trust's Trustees until all dividends in default have been paid or declared and set apart for payment. In addition, if required by the Rating Agency rating the preferred shares or if the Board determines it to be in the best interests of the Common Shareholders, issuance of the preferred shares may result in more restrictive provisions than required by the 1940 Act being imposed. In this regard, holders of the preferred shares may be entitled to elect a majority of the Trust's Board in other circumstances, for example, if one payment on the preferred shares is in arrears.

Effect of Future Leverage

Leverage creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares and the risk that fluctuations in distribution rates on any preferred shares or fluctuations in borrowing costs may affect the return to Common Shareholders. To the extent the amounts available for distribution derived from -investments purchased with proceeds received from leverage exceed the cost of leverage, the Trust's distributions would be greater than if leverage had not been used. Conversely, if the amounts available for distribution derived from investments purchased with such proceeds are not sufficient to cover the cost of leverage, distributions to Common Shareholders would be less than if leverage had not been used. In the latter case, Eaton Vance, in its best judgment, may nevertheless determine to maintain the Trust's leveraged position if it deems such action to be appropriate. The costs of an offering of preferred shares and/or a borrowing program would be borne by Common Shareholders and consequently would result in a reduction of the net asset value of Common Shares.

In addition, the fee paid to Eaton Vance will be calculated on the basis of the Trust's average daily total managed assets, including proceeds from any issuance of preferred shares and/or borrowings, so the fees would be higher if leverage is utilized. In this regard, holders of preferred shares would not bear the Trust’s investment advisory and administration fee. Rather, Common Shareholders would bear the portion of the investment advisory and administration fee attributable to the assets purchased with the proceeds of the preferred shares offering.

CONVERSION TO OPEN-END FUND

The Trust may be converted from a “closed-end company” to an “open-end company,” as those terms are defined in Section 5(a)(2) and 5(a)(1), respectively, of the 1940 Act upon the affirmative vote or consent of the holders of two-thirds of each class of shares outstanding (with each class separately voting thereon or consenting thereto as a separate class). Such affirmative vote or consent shall be in addition to the vote or consent of the holders of the issued and outstanding shares otherwise required by law or by the terms of any Class or Series, whether now or hereafter authorized, or by any agreement between the Trust and any national securities exchange. However, if such conversion is recommended by at least 75% of the Trustees then in office, the vote or written consent of the holders of a majority of the outstanding voting securities of the Trust (which voting securities shall vote separately on the matter by class) shall be sufficient to authorize such conversion. The composition of the Trust’s portfolio likely would prohibit the Trust from complying with regulations of the SEC applicable to open-end management investment companies. Accordingly, conversion likely would require significant changes in the Trust’s investment policies and liquidation of a substantial portion of its relatively illiquid portfolio. In the event of conversion, the Common Shares would cease to be listed on the NYSE or other national securities exchange or market system. The Trustees believe, however, that the closed-end structure is desirable, given the Trust’s investment objective and policies. Investors should assume, therefore, that it is unlikely that the Trustees would vote to convert the Trust to an open-end management investment company. Common Shareholders of an open-end management investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. The Trust expects to pay all such redemption requests in cash, but intends to reserve the right to pay redemption requests in a combination of cash or securities. If such partial payment in securities were made, investors may incur brokerage costs in converting such securities to cash. If the Trust were converted to an open-end fund, it is likely that new Common Shares would be sold at net asset value plus a sales load.

Underwriting

Under the terms and subject to the conditions contained in the underwriting agreement, dated the date of this prospectus, the Underwriters named below, for whom [  ] are acting as representatives, have severally agreed to purchase, and the Trust has agreed to sell to them, the number of Common Shares indicated below.

Name	Number of Common Shares

Total

The Underwriters are offering the Common Shares subject to their acceptance of the Common Shares from the Trust and subject to prior sale. The underwriting agreement provides that the obligations of the several Underwriters to pay for and accept delivery of the Common Shares offered by this prospectus are subject to the approval of legal matters by their counsel and to certain other conditions. The Underwriters are obligated to take and pay for all of the Common Shares offered by this prospectus if any such Common Shares are taken. However, the Underwriters are not required to take or pay for the Common Shares covered by the Underwriters’ over-allotment option described below.

The Underwriters initially propose to offer part of the Common Shares directly to the public at the initial offering price listed on the cover page of this prospectus and part to certain dealers at a price that represents a concession not in excess of $[  ] per Common Share under the initial offering price. After the initial offering of the Common Shares, the offering price and other selling terms may from time to time be varied by the Representatives. The underwriting discounts and commissions (sales load) of $0.90 per Common Share are equal to 4.50% of the initial offering price. Investors must pay for any Common Shares purchased on or before [].

The Trust has granted to the Underwriters an option, exercisable for 45 days from the date of this prospectus, to purchase up to an aggregate of Common Shares at the initial offering price per Common Share listed on the cover page of this prospectus, less underwriting discounts and commissions. The Underwriters may exercise this option solely for the purpose of covering over-allotments, if any, made in connection with the offering of the Common Shares offered by this prospectus. To the extent the option is exercised, each Underwriter will become obligated, subject to limited conditions, to purchase approximately the same percentage of the additional Common Shares as the number listed next to the Underwriter’s name in the preceding table bears to the total number of Common Shares listed next to the names of all Underwriters in the preceding table. If the Underwriters’ over-allotment option is exercised in full, the total price to the public would be $[], the total Underwriters’ discounts and commissions (sales load) would be $[] and the total proceeds to the Trust would be $[].

The following table summarizes the estimated expenses and compensation that the Trust will pay:

	Per Common Share		Total
	Without Overallotment	With Overallotment	Without Overallotment	With Overallotment
Public offering price	$20.00	$20.00	$	$
Sales load	$0.90	$0.90	$	$
Estimated offering expenses	$0.04	$0.04	$	$
Proceeds, after expenses, to the Trust	$19.06	$19.06	$	$

The fees described below under “—Additional Compensation to Be Paid by the Adviser” are not reimbursable to the Adviser by the Trust, and are therefore not reflected in expenses payable by the Trust in the table above.

Offering expenses paid by the Trust (other than sales load) will not exceed $0.04 per common share sold by the Trust in this offering. If the offering expenses referred to in the preceding sentence exceed this amount, the Adviser will pay the excess. The aggregate offering expenses (excluding sales load) are estimated to be $[] in total, $[] of which will be borne by the Trust (or $[] if the Underwriters exercise their over-allotment option in full). See “Summary of Trust Expenses.”

The Underwriters have informed the Trust that they do not intend sales to discretionary accounts to exceed five percent of the total number of Common Shares offered by them.

In order to meet requirements for listing the Common Shares on the NYSE, the Underwriters have undertaken to sell lots of 100 or more shares to a minimum of 400 beneficial owners in the United States. The minimum investment requirement is 100 Common Shares ($2,000).

The Trust intends to apply for listing of its Common Shares on the NYSE, subject to notice of issuance, under the trading or “ticker” symbol “[].”

The Trust has agreed that, without the prior written consent of [                    ] on behalf of the Underwriters, it will not, during the period ending 180 days after the date of this prospectus:

●
offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any Common Shares or any securities convertible into or exercisable or exchangeable for Common Shares, or

●	enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Shares,

whether any such transaction described above is to be settled by delivery of Common Shares or such other securities, in cash or otherwise; or file any registration statement with the SEC relating to the offering of any Common Shares or any securities convertible into or exercisable or exchangeable for Common Shares. Notwithstanding the foregoing, if (i) during the last 17 days of the 180-day restricted period, the Trust issues an earnings release or announces material news or a material event relating to the Trust; or (ii) prior to the expiration of the 180-day restricted period, the Trust announces that it will release earnings results during the 16-day period beginning on the last day of the 180-day restricted period, the restrictions described above shall continue to apply until the expiration of the 18-day period beginning on the date of the earnings release or the announcement of the material news or material event. These lock-up agreements will not apply to the Common Shares to be sold pursuant to the underwriting agreement or any Common Shares issued pursuant to the Plan.

In order to facilitate the offering of the Common Shares, the Underwriters may engage in transactions that stabilize, maintain or otherwise affect the price of the Common Shares. The Underwriters currently expect to sell more Common Shares than they are obligated to purchase under the underwriting agreement, creating a short position in the Common Shares for their own account. A short sale is covered if the short position is no greater than the number of Common Shares available for purchase by the Underwriters under the over-allotment option (exercisable for 45 days from the date of this prospectus). The Underwriters can close out a covered short sale by exercising the over-allotment option or purchasing Common Shares in the open market. In determining the source of Common Shares to close out a covered short sale, the Underwriters will consider, among other things, the open market price of the Common Shares compared to the price available under the over-allotment option. The Underwriters may also sell Common Shares in excess of the over-allotment option, creating a naked short position. The Underwriters must close out any naked short position by purchasing Common Shares in the open market. A naked short position is more likely to be created if the Underwriters are concerned that there may be downward pressure on the price of the Common Shares in the open market after pricing that could adversely affect investors who purchase in the offering. As an additional means of facilitating the offering, the Underwriters may bid for, and purchase, Common Shares in the open market to stabilize the price of the Common Shares. Finally, the underwriting syndicate may also reclaim selling concessions allowed to an Underwriter or a dealer for distributing the Common Shares in the offering, if the syndicate repurchases previously distributed Common Shares in transactions to cover syndicate short positions or to stabilize the price of the Common Shares. Any of these activities may raise or maintain the market price of the Common Shares above independent market levels or prevent or retard a decline in the market price of the Common Shares. The Underwriters are not required to engage in these activities, and may end any of these activities at any time.

Prior to this offering, there has been no public or private market for the Common Shares or any other securities of the Trust. Consequently, the offering price for the Common Shares was determined by negotiation among the Trust, the Adviser and the Representatives. There can be no assurance, however, that the price at which the Common Shares trade after this offering will not be lower than the price at which they are sold by the Underwriters or that an active trading market in the Common Shares will develop and continue after this offering.

The Trust anticipates that the Representatives and certain other Underwriters may from time to time act as brokers and dealers in connection with the execution of its portfolio transactions after they have ceased to be Underwriters and, subject to certain restrictions, may act as such brokers while they are Underwriters.

The Trust has engaged [                         ] to serve as clearing agent for the Trust’s transactions in listed options. The Trust has agreed to pay [] customary fees for such services. Such services do not include engaging in principal transactions with the Trust.

In connection with this offering, certain of the Underwriters or selected dealers may distribute prospectuses electronically. The Trust,

the Adviser and the Underwriters have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act.

Prior to the public offering of Common Shares, the Adviser purchased Common Shares from the Trust in an amount satisfying the net worth requirements of Section 14(a) of the 1940 Act. As of the date of this prospectus, the Adviser owned 100% of the outstanding Common Shares. The Adviser may be deemed to control the Trust until such time as it owns less than 25% of the outstanding Common Shares, which is expected to occur as of the completion of the offering of Common Shares.

The principal business address of [     ] is [           ].

The Underwriters and their respective affiliates are full service financial institutions engaged in various activities, which may include securities trading, commercial and investment banking, financial advisory, investment management, principal investment, hedging, financing and brokerage activities. Certain of the Underwriters or their respective affiliates from time to time have provided in the past, and may provide in the future, investment banking, securities trading, hedging, brokerage activities, commercial lending and financial advisory services to us, certain of our executive officers and our affiliates and the Adviser and its affiliates in the ordinary course of business, for which they have received, and may receive, customary fees and expenses.

No action has been taken in any jurisdiction (except in the United States) that would permit a public offering of the Common Shares, or the possession, circulation or distribution of this prospectus or any other material relating to the Trust or the Common Shares in any jurisdiction where action for that purpose is required. Accordingly, the Common Shares may not be offered or sold, directly or indirectly, and neither this prospectus nor any other offering material or advertisements in connection with the Common Shares may be distributed or published, in or from any country or jurisdiction except in compliance with the applicable rules and regulations of any such country or jurisdiction.

ADDITIONAL COMPENSATION TO BE PAID BY THE ADVISER

The Adviser (Eaton Vance) (and not the Trust) has agreed to pay [              ] from its own assets, upfront structuring and syndication fees in the amount of $[] for advice relating to the structure, design and organization of the Trust, including without limitation, views from an investor market, distribution and syndication perspective on (i) diversification, proportion and concentration approaches for the Trust’s investments in light of current market conditions, (ii) marketing issues with respect to the Trust’s investment policies and proposed investments, (iii) the proportion of the Trust’s assets to invest in the Trust’s strategies, (iv) the overall marketing and positioning thesis for the offering of the Trust’s Common Shares, (v) securing participants in the Trust’s initial public offering, (vi) preparation of marketing and diligence materials for underwriters, (vii) conveying information and market updates to the underwriters, and (viii) coordinating syndicate orders in this offering. The upfront structuring and syndication fees paid to [  ] will not exceed [   ] % of the total public offering price of the Common Shares. These services provided by [         ] to Eaton Vance are unrelated to Eaton Vance’s function of advising the Trust as to its investment strategies and investment techniques.

As part of the Trust’s payment of the Trust’s offering expenses, the Trust has agreed to pay expenses related to the reasonable fees and disbursements of counsel to the Underwriters in connection with, the review by the Financial Industry Regulatory Authority, Inc. (“FINRA”) of the terms of the sale of the Common Shares and the transportation and other expenses incurred in connection with presentations to prospective purchasers of the Common Shares. Such expenses will not exceed $[   ] in the aggregate.

Total underwriting compensation determined in accordance with FINRA rules is summarized as follows. The sales load the Trust will pay of $0.90 per share is equal to 4.50% of gross proceeds. The Trust has agreed to reimburse the Underwriters the expenses related to the reasonable fees and disbursements of counsel to the Underwriters in connection with the review by FINRA of the terms of the sale of the Common Shares and the transportation and other expenses incurred in connection with presentations to prospective purchasers of the Common Shares, in an amount not to exceed $[   ] in the aggregate, which amount will not exceed [   ]% of gross proceeds. The Adviser (and not the Trust) will pay the marketing and structuring fees to [   ], as described above. Total compensation to the Underwriters as described in this paragraph will not exceed [   ]% of the aggregate initial offering price of the Common Shares offered hereby.

The following table summarizes total underwriting compensation determined in accordance with FINRA rules:

	Per Share (Without Over-Allotment)		Total (Without Over-Allotment)
Underwriting Compensation	Dollar Amount	As a percentage of Gross Proceeds	Dollar Amount	As a percentage of Gross Proceeds
Sales Load	$	%	$	%

Expense Reimbursement to Underwriters(1)	$	%	$	%

Total Underwriting Compensation Borne by Purchasers of Common Shares	$	%	$	%

Structuring and Syndication Fees	$	%	$	%

Total Underwriting Compensation Borne by Eaton Vance	$	%	$	%

(1)
The Trust has agreed to reimburse the Underwriters up to $[              ] for the expenses related to the reasonable fees and disbursements of counsel to the Underwriters in connection with the review by FINRA of the terms of the sale of the Common Shares, the filing fees incident to the filing of marketing materials with FINRA, and the transportation and other expenses incurred by the Underwriters in connection with presentations to prospective purchasers of the Common Shares. These payments by the Trust are subject to the overall $0.04 per share cap on offering expenses (other than the sales load) payable by the Trust.

Custodian and Transfer Agent

State Street Bank and Trust Company, 200 Clarendon Street, Boston, MA 02116 is the custodian of the Trust and will maintain custody of the investments- of the Trust. State Street maintains the Trust’s general ledger and computes net asset value per share at least weekly. State Street also attends to details in connection with the sale, exchange, substitution, transfer and other dealings with the Trust’s investments, and receives and disburses all funds. State Street also assists in preparation of shareholder reports and the electronic filing of such reports with the SEC.

American Stock Transfer & Trust Company is the transfer agent and dividend disbursing agent of the Trust.

Legal Opinions

Certain legal matters in connection with the Common Shares will be passed upon for the Trust by K&L Gates LLP, Boston, Massachusetts and for the underwriters by []. [] may rely as to certain matters of Massachusetts law on the opinion of K&L Gates LLP, Boston, Massachusetts.

Reports to Shareholders

The Trust will send to its shareholders unaudited semi-annual and audited annual reports, including a list of investments held.

Independent Registered Public Accounting Firm

[           ], is the independent registered public accounting firm for the Trust and will audit the Trust’s financial statements.

Additional Information

This prospectus and the Statement of Additional Information do not contain all of the information set forth in the Registration Statement that the Trust has filed with the SEC (file No. 333-[   ]). The complete Registration Statement may be obtained from the SEC at www.sec.gov. See the cover page of this prospectus for information about how to obtain a paper copy of the Registration Statement or Statement of Additional Information without charge.

Table of Contents of the Statement of Additional Information

Page
Additional Investment Information and Restrictions
Trustees and Officers
Investment Advisory and Other Services
Portfolio Trading
Federal Income Tax Matters
Other Information
Independent Registered Public Accounting Firm
Report of the Independent Registered Public Accounting Firm
Financial Statements
Appendix A: Description of Securities Ratings
Appendix B: Proxy Voting Policies

The Trust’s Privacy Policy

The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

●
Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

●
None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

●	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.
●
We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Real Estate Management and Boston Management and Research.

In addition, our Privacy Policy only applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

[           ] Shares

Eaton Vance Inflation-Linked Income Credit Trust

Common Shares

$20.00 per Share

PROSPECTUS

[           ], 2011

The information in this SAI is not complete and may be changed. These securities may not be sold until the registration statement filed with the securities and exchange commission is effective. This SAI, which is not a prospectus, is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to Completion [     ], 2011

EATON VANCE INFLATION-LINKED INCOME CREDIT TRUST

Two International Place
Boston, Massachusetts 02110
(800) 225-6265

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information (“SAI”) is not a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by the prospectus of Eaton Vance Inflation-Linked Income Credit Trust (the “Trust”) dated [•], 2011, as supplemented from time to time, which is incorporated herein by reference. This SAI should be read in conjunction with such prospectus, a copy of which may be obtained without charge by contacting your financial intermediary or calling the Trust at 1-800-225-6265.

This Statement of Additional Information is dated [•], 2011

TABLE OF CONTENTS

Additional Investment Information and Restrictions

Trustees and Officers

Investment Advisory and Other Services

Portfolio Trading

Federal Income Tax Matters

Other Information

Independent Registered Public Accounting Firm

Report of the Independent Public Accounting Firm

Financial Statements

Appendix A	A-1

Appendix B	B-1

Capitalized terms used in this SAI and not otherwise defined have the meanings given to them in the Trust’s prospectus.

ADDITIONAL INVESTMENT INFORMATION AND RESTRICTIONS

Additional Investment Information

Primary strategies are defined in the prospectus. The following is a description of the various investment practices that may be engaged in, whether as a primary or secondary strategy, and a summary of certain attendant risks. The Adviser may not buy any of the following instruments or use any of the following techniques unless it believes that doing so will help achieve the investment objective.

Non-Investment Grade Bonds

Investments in Non-Investment Grade Bonds generally provide greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk, including the possibility of issuer default and bankruptcy. Non-Investment Grade Bonds are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Debt securities in the lowest investment grade category also may be considered to possess some speculative characteristics by certain rating agencies. In addition, analysis of the creditworthiness of issuers of Non-Investment Grade Bonds may be more complex than for issuers of higher quality securities.

Non-Investment Grade Bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in Non-Investment Grade Bonds prices because the advent of recession could lessen the ability of an issuer to make principal and interest payments on its debt obligations. If an issuer of Non-Investment Grade Bonds defaults, in addition to risking payment of all or a portion of interest and principal, the Trust may incur additional expenses to seek recovery. In the case of Non-Investment Grade Bonds structured as zero-coupon, step-up or payment-in-kind securities, their market prices will normally be affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest currently and in cash. Eaton Vance seeks to reduce these risks through diversification, credit analysis and attention to current developments in both the economy and financial markets.

The secondary market on which Non-Investment Grade Bonds are traded may be less liquid than the market for investment grade securities. Less liquidity in the secondary trading market could adversely affect the net asset value of the Common Shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of non-investment grade bonds, especially in a thinly traded market. When secondary markets for non-investment grade bonds are less liquid than the market for investment grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is no reliable, objective data available. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly and the Trust may have greater difficulty selling these securities. The Trust will be more dependent on Eaton Vance’s research and analysis when investing in non-investment grade bonds. Eaton Vance seeks to minimize the risks of investing in all securities through in-depth credit analysis and attention to current developments in interest rate and market conditions.

A general description of the ratings of securities by S&P, Fitch and Moody’s is set forth in Appendix [] to this Statement of Additional Information. Such ratings represent these rating organizations’ opinions as to the quality of the securities they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, debt obligations with the same maturity, coupon and rating may have different yields while obligations with the same maturity and coupon may have the same yield. For these reasons, the use of credit ratings as the sole method of evaluating Non-Investment Grade Bonds can involve certain risks. For example, credit ratings evaluate the safety or principal and interest payments, not the market value risk of Non-Investment Grade Bonds. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated. Eaton Vance does not rely solely on credit ratings when selecting securities for the Trust, and develops its own independent analysis of issuer credit quality.

In the event that a rating agency or Eaton Vance downgrades its assessment of the credit characteristics of a particular issue, the Trust is not required to dispose of such security. In determining whether to retain or sell a downgraded security, Eaton Vance may consider such factors as Eaton Vance’s assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other rating agencies. However, analysis of the creditworthiness of issuers of Non-Investment Grade Bonds may be more complex than for issuers of high quality debt securities.

3

Inflation-Indexed (or Inflation-Linked) Debt Obligations

Inflation-indexed debt obligations generally are income investments whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation (i.e., the Consumer Price Index (the “CPI”)) falls, the principal value of inflation-indexed debt obligations generally will be adjusted downward, and consequently the interest payable on these instruments (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed by the U.S. Treasury in the case of U.S. Treasury inflation-indexed bonds. For debt obligations that do not provide a similar guarantee, the adjusted principal value of the instrument repaid at maturity may be less than the original principal.

Senior Loans

Senior Loans are made to corporations, partnerships and other business entities (“Borrowers”) that operate in various industries and geographical regions, including foreign Borrowers. Senior Loans hold the most senior position in the capital structure of a Borrower, are typically secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debt holders and stockholders of the Borrower. The capital structure of a Borrower may include Senior Loans, senior and junior subordinated debt, preferred stock and common stock issued by the Borrower, typically in descending order of seniority with respect to claims on the Borrower's assets. The proceeds of Senior Loans primarily are used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, refinancings and internal growth and for other corporate purposes.

Senior Loans in which the Trust will invest generally pay interest at rates, which are redetermined periodically by reference to a base lending rate, plus a premium. Senior Loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium or credit spread. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major United States banks (the "Prime Rate") and the certificate of deposit ("CD") rate or other base lending rates used by commercial lenders. As floating-rate loans, the frequency of how often a loan resets its interest rate will impact how closely such loans track current market interest rate. The Senior Loans held by the Trust will have a dollar-weighted average period until the next interest rate adjustment of approximately 90 days or less. As a result, as short-term interest rates increase, interest payable to the Trust from its investments in Senior Loans should increase, and as short-term interest rates decrease, interest payable to the Trust from its investments in Senior Loans should decrease. The Trust may utilize derivative instruments to shorten the effective interest rate redetermination period of Senior Loans in its portfolio. Senior Loans typically have a stated term of between one and ten years. In the experience of the Adviser over the last decade, however, the average life of Senior Loans has been two to four years because of prepayments.

The Trust expects primarily to purchase Senior Loans by assignment from a participant in the original syndicate of lenders or from subsequent assignees of such interests. The Trust may also purchase participations in the original syndicate making Senior Loans. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participations in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. The Trust may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing loan participations, the Trust assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in which the Trust intends to invest may not be rated by any nationally recognized statistical rating organization (a “Rating Agency”).

The Trust may purchase and retain in its portfolio Senior Loans where the borrowers have experienced, or may be perceived to be likely to experience, credit problems, including involvement in or recent emergence from bankruptcy reorganization proceedings or other forms of debt restructuring. Such investments may provide opportunities for enhanced income as well as capital appreciation. At times, in connection with the restructuring of a Senior Loan either outside of bankruptcy court or in the context of bankruptcy court proceedings, the Trust may determine or be required to accept equity securities or junior debt securities in exchange for all or a portion of a Senior Loan.

Senior Loans and other floating-rate debt instruments are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Trust, a reduction in the value of the investment and a potential decrease in the net asset value of the Trust. There can be no assurance that the liquidation of any collateral securing a loan would satisfy the Borrower's obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. In the event of bankruptcy of a Borrower, the Trust could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Senior Loan. The collateral securing a Senior Loan may lose all or substantially all of its value in the event of bankruptcy of a Borrower. Some Senior Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such Senior Loans to presently existing or future indebtedness of the Borrower or take other action detrimental to the holders of Senior Loans, including, in certain circumstances, invalidating such Senior Loans or causing interest previously paid to be refunded to the Borrower. If interest were required to be refunded, it could negatively affect the Trust's performance.

Many Senior Loans in which the Trust will invest may not be rated by a Rating Agency, will not be registered with the Securities and Exchange Commission (“SEC”) or any state securities commission and will not be listed on any national securities exchange. The

4

amount of public information available with respect to Senior Loans will generally be less extensive than that available for registered or exchange-listed securities. In evaluating the creditworthiness of Borrowers, the Adviser will consider, and may rely in part, on analyses performed by others. Borrowers may have outstanding debt obligations that are rated below investment grade by a Rating Agency. Many of the Senior Loans in the Trust will have been assigned ratings below investment grade by Rating Agencies. In the event Senior Loans are not rated, they are likely to be the equivalent of below investment grade quality. Because of the protective features of Senior Loans, the Adviser believes that Senior Loans tend to have more favorable loss recovery rates as compared to more junior types of below investment grade debt obligations. The Adviser does not view ratings as the determinative factor in its investment decisions and relies more upon its credit analysis abilities than upon ratings.

No active trading market may exist for some loans and some loans may be subject to restrictions on resale. A secondary market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may impair the ability to realize full value and thus cause a material decline in the Trust's net asset value. During periods of limited supply and liquidity of Senior Loans, the Trust's yield may be lower.

Although changes in prevailing interest rates can be expected to cause some fluctuations in the value of Senior Loans (due to the fact that floating rates on Senior Loans only reset periodically), the value of Senior Loans is substantially less sensitive to changes in market interest rates than fixed-rate instruments. As a result, the Adviser expects that investing a portion of its assets in floating-rate Senior Loans will make the Trust less volatile and less sensitive to changes in market interest rates than if the Trust invested exclusively in fixed-rate obligations. Similarly, a sudden and significant increase in market interest rates may cause a decline in the value of these investments and in the Trust's net asset value. Other factors (including, but not limited to, rating downgrades, credit deterioration, a large downward movement in stock prices, a disparity in supply and demand of certain Senior Loans and other debt obligations or market conditions that reduce liquidity) can reduce the value of Senior Loans and other debt obligations, impairing the Trust's net asset value.

The Adviser uses an independent pricing service to value most loans and other debt obligations at their market value. The Adviser may use the fair value method to value loans or other instruments if market quotations for them are not readily available or are deemed unreliable, or if events occurring after the close of a securities market and before the Trust values its assets would materially affect net asset value. An investment- that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures. Because foreign instruments trade on days when the Common Shares are not priced, net asset value can change at times when Common Shares cannot be sold.

Second Lien Loans

Second Lien Loans are loans made by public and private corporations and other non-governmental entities and issuers for a variety of purposes. Second Lien loans are second in right of payment to one or more Senior Loans of the related borrower. Second Lien Loans typically are secured by a second priority security interest or lien to or on specified collateral securing the borrower’s obligation under the loan and typically have similar protections and rights as Senior Loans. Second Lien Loans are not (and by their terms cannot) become subordinate in right of payment to any obligation of the related borrower other than Senior Loans of such borrower. Second Lien Loans, like Senior Loans, typically have adjustable floating-rate interest payments. Because Second Lien Loans are second to Senior Loans, they present a greater degree of investment risk but often pay interest at higher rates reflecting this additional risk. Such investments generally are of below investment grade quality. Other than their subordinated status, Second Lien Loans have many characteristics and risks similar to Senior Loans discussed above. In addition, Second Lien Loans of below investment grade quality share many of the risk characteristics of Non-Investment Grade Bonds. As in the case of Senior Loans, the Trust may purchase interests in Second Lien Loans through assignments or participations.

Second Lien Loans are subject to the same risks associated with investment in Senior Loans and Non-Investment Grade Bonds. However, because Second Lien Loans are second in right of payment to one or more Senior Loans of the related borrower, they therefore are subject to additional risk that the cash flow of the borrower and any property securing the Loan may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. Second Lien Loans are also expected to have greater price volatility than Senior Loans and may be less liquid. There is also a possibility that originators will not be able to sell participations in Second Lien Loans, which would create greater credit risk exposure.

Derivative Instruments Generally

Derivative instruments (which are instruments that derive their value from another instrument, security, index or currency) may be purchased or sold to enhance total return (which may be considered speculative) to hedge against fluctuations in securities prices, market conditions or currency exchange rates, or as a substitute for the purchase or sale of securities or currencies. Such transactions may be in the United States or abroad and may include the purchase or sale of futures contracts on securities, securities and other indices, other financial instruments or currencies; options on futures contracts and stock index futures, exchange-traded and over-the

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counter options on securities, indices or currencies, including exotic options; the purchase of put options and the sale of call options on securities held, equity swaps, and the purchase and sale of currency futures, forward foreign currency exchange contracts; forward rate agreements; warrants; interest rate, total return, credit default and currency swaps.

Transactions in derivative instruments involve a risk of loss or depreciation due to: unanticipated adverse changes in securities prices, interest rates, indices, the other financial instruments’ prices or currency exchange rates; the inability to close out a position; default by the counterparty; imperfect correlation between a position and the desired hedge; tax constraints on closing out positions; and portfolio management constraints on securities subject to such transactions. The loss on derivative instruments (other than purchased options) may substantially exceed an investment in these instruments. In addition, the entire premium paid for purchased options may be lost before they can be profitably exercised. Transaction costs are incurred in opening and closing positions. Derivative instruments may sometimes increase or leverage exposure to a particular market risk, thereby increasing price volatility of derivative instruments the Trust holds. The Trust’s success in using derivative instruments to hedge portfolio assets depends on the degree of price correlation between the derivative instruments and the hedged asset. Imperfect correlation may be caused by several factors, including temporary price disparities among the trading markets for the derivative instrument, the assets underlying the derivative instrument and the Trust’s assets.

Over-the-counter (“OTC”) derivative instruments involve an enhanced risk that the issuer or counterparty will fail to perform its contractual obligations. Some derivative instruments are not readily marketable or may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in an exchange-traded derivative instrument, which may make the contract temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or futures option can vary from the previous day’s settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the closing out of positions to limit losses. The staff of the SEC takes the position that certain purchased OTC options, and assets used as cover for written OTC options, are illiquid. The ability to terminate OTC derivative instruments may depend on the cooperation of the counterparties to such contracts. For thinly traded derivative instruments, the only source of price quotations may be the selling dealer or counterparty. In addition, certain provisions of the Code limit the use of derivative instruments. The Trust has claimed an exclusion from the definition of a Commodity Pool Operator ("CPO") under the Commodity Exchange Act and therefore is not subject to registration as a CPO. The use of derivatives is a highly specialized activity that involves skills different from conducting ordinary portfolio securities transactions. There can be no assurance that the investment adviser’s use of derivative instruments will be advantageous to the Trust. The Trust will engage in transactions in futures contracts and regulated options only to the extent such transactions are consistent with the requirements of the Code for maintaining the qualification of a Trust as a regulated investment company for federal income tax purposes.

Foreign exchange traded futures contracts and options may be used and may entail greater credit and liquidity risk than those contracts traded on a CFTC-regulated exchange.

Futures and Options on Futures

The Trust may engage in transactions in futures and options on futures. Futures are standardized, exchange-traded contracts that obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date at a specified price. No price is paid upon entering into a futures contract. Rather, upon purchasing or selling a futures contract the Trust is required to deposit collateral ("margin") equal to a percentage (generally less than 10%) of the contract value.  Each day thereafter until the futures position is closed, the Trust will pay additional margin representing any loss experienced as a result of the futures position the prior day or be entitled to a payment representing any profit experienced as a result of the futures position the prior day. Futures involve substantial leverage risk.

The sale of a futures contract limits the Trust’s risk of loss from a decline in the market value of portfolio holdings correlated with the futures contract prior to the futures contract's expiration date. In the event the market value of the portfolio holdings correlated with the futures contract increases rather than decreases, however, the Trust will realize a loss on the futures position and a lower return on the portfolio holdings than would have been realized without the purchase of the futures contract.  The purchase of a futures contract may protect the Trust from having to pay more for securities as a consequence of increases in the market value for such securities during a period when the Trust was attempting to identify specific securities in which to invest in a market the Trust believes to be attractive. In the event that such securities decline in value or the Trust determines not to complete an anticipatory hedge transaction relating to a futures contract, however, the Trust may realize a loss relating to the futures position.

The Trust is also authorized to purchase or sell call and put options on futures contracts including financial futures and stock indices. Generally, these strategies would be used under the same market and market sector conditions (i.e., conditions relating to specific types of investments) in which the Trust entered into futures transactions. The Trust may purchase put options or write call options on futures contracts and stock indices in lieu of selling the underlying futures contract in anticipation of a decrease in the market value of

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its securities. Similarly, the Trust can purchase call options, or write put options on futures contracts and stock indices, as a substitute for the purchase of such futures to hedge against the increased cost resulting from an increase in the market value of securities which the Trust intends to purchase.

The primary risks associated with the use of futures contracts and options are (a) the imperfect correlation between the change in market value of the instruments held by the Trust and the price of the futures contract or option; (b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the investment adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; and (e) the possibility that the counterparty will default in the performance of its obligations

Swap Agreements

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which can be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a "basket" of securities representing a particular index.  Whether the Trust's use of swap agreements or swaptions will be successful in furthering its investment objectives will depend on the investment adviser's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, the Trust bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Trust will enter into swap agreements only with counterparties that meet certain standards of creditworthiness. If there is a default by the other party to such a transaction, the Trust will have contractual remedies pursuant to the agreements related to the transaction. Swap agreements are also subject to the risk that the Trust will not be able to meet its Eaton Vance Domestic Equity Trusts obligations to the counterparty. The Trust, however, will segregate liquid assets equal to or greater than the market value of the liabilities under the swap agreement or the amount it would cost the Trust initially to make an equivalent direct investment, plus or minus any amount the Trust is obligated to pay or is to receive under the swap agreement. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. The swaps market is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Trust's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Credit Derivatives. Credit derivatives are instruments that derive their value from the credit risks of an entity or group of entities and may be purchased or sold to enhance return, to hedge against fluctuations in securities prices, interest rates and market conditions, or as a substitute for the purchase and sale of securities. From time to time the Trust may use credit derivatives to gain a particular exposure to credit risk. Credit derivatives utilized may include credit default swap agreements, total return swaps or OTC options, where the reference entity (or obligation) is a single entity, a group of entities or an index. The reference entity or entities may be a corporation, the federal government and any of its agencies or instrumentalities, and foreign governments or any of their agencies or instrumentalities. The credit rating of the reference entity will be limited to a rating of BBB or higher by a nationally recognized statistical rating organization.

Credit Default Swap Contracts. When the Trust is the buyer of a credit default swap contract, the Trust is entitled to receive the par (or other agreed upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default by a third party (such as a U.S. or corporate issuer) on the debt obligation. In return, the Trust would pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Trust would have made the payments and received no benefit from the contract. When the Trust is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay upon default of the referenced debt obligation. As the seller, the Trust would effectively add leverage because in addition to its total assets, it would be subject to investment exposure on the notional amount of the swap. These transactions involve certain risks, including that the seller may be unable to fulfill its obligations in the transaction.

Credit Linked Notes, Credit Options and Similarly Structured Investments. Credit linked notes are synthetic obligations between two or more parties where the payment of principal and/or interest is based on the performance of some obligation, basket of obligations, index or economic indicator (a "reference obligation"). In addition to the credit risk associated with the reference obligation and interest rate risk, the buyer and seller of a credit linked noted or similar structured investment are subject to counterparty risk. Credit options are options whereby the purchaser has the right, but not the obligation, to enter into a transaction involving either an asset with inherent credit risk or a credit derivative, at terms specified at the initiation of the option. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction.

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Interest Rate and Total Return Swaps and Forward Rate Agreements. The Trusts may enter into interest rate and total return swap agreements. In a total return swap, the buyer receives a periodic return equal to the total return of a specified instrument or index, for a specified period of time. In return, the buyer pays the counterparty a variable stream of payments, typically based upon short term interest rates, possibly plus or minus an agreed upon spread. Interest rate swaps involve the exchange with another party of each party’s respective commitment to pay or receive interest, e.g., an exchange of fixed rate payments for floating-rate payments. The Trust may enter into interest rate and total return swaps in which payments are not netted or on a net basis. Inasmuch as these transactions are entered into for good faith hedging purposes and because a segregated account will be used, the Trust will not treat them as being subject to the Trust’s borrowing restrictions.

The net amount of the excess, if any, of the Trust’s obligations over its entitlements with respect to each interest rate or total return swap will be accrued on a daily basis and an amount of cash or liquid securities having an aggregated asset value at least equal to the accrued excess will be segregated by the Trust’s custodian. Interest rate and total return swaps entered into in which payments are not netted may entail greater risk than a swap entered into on a net basis. If there is a default by the other party to such a transaction, the Trust will have contractual remedies pursuant to the agreements related to the transaction.

The Trust may also enter forward rate agreements. Under these agreements, the buyer locks in an interest rate at a future settlement date. If the interest rate on the settlement date exceeds the lock rate, the buyer pays the seller the difference between the two rates. If the lock rate exceeds the interest rate on the settlement date, the seller pays the buyer the difference between the two rates.

Inflation and Inflation Index Derivatives. Inflation and inflation index derivatives (e.g., inflation swaps) involve the exchange by the Trust with another party of their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments or an exchange of floating rate payments based off of two different reference indices). By design, one of the reference indices is an inflation index, such as the CPI. Inflation swaps can be designated as zero coupons, whereby both sides of the swap compound interest over the life of the swap and then the accrued interest is paid out only at the swap’s maturity.

Derivatives on Economic Indices. The Trust may trade derivatives on economic data releases, such as, but not limited to, employment, retail sales, industrial production, inflation, consumer sentiment and economic growth to minimize exposure to adverse market movements in response to the release of economic data and to enhance return. Derivatives on economic indices are currently offered in an auction format and are booked and settled as OTC options. Participants buy and sell these options by submitting limit order bids and offers. Auctions take place at least 24 hours prior to the release of the applicable economic data.

At the close of the auction, orders are filled at the best available price, but within the parameters of the order. Prices of the options are based on the relative demand for their implied outcome. Derivatives on economic statistics are subject to risks similar to those applicable to the derivative instruments described above but may also be subject to additional liquidity risk.

Cash and Cash Equivalents

The Trust may invest in cash or cash equivalents, including high quality short-term instruments or an affiliated investment vehicle that invests in such instruments.

Foreign and Emerging Market Investments

The Trust may invest in securities and other instruments (including loan participations) issued by sovereign entities. Economic data as reported by foreign governments and other issuers may be delayed, inaccurate or fraudulent. In the event of a default by a sovereign entity, there are typically no assets to be seized or cash flows to be attached. Furthermore, the willingness or ability of a foreign government to renegotiate defaulted debt may be limited. Therefore, losses on sovereign defaults may far exceed the losses from the default of a similarly rated U.S. corporate debt issuer. The risks of foreign investing can be more significant in less developed countries characterized as emerging market countries, which may offer higher potential for gains and losses than investments in the developed markets of the world. Political and economic structures in emerging market countries generally lack the social, political and economic stability of developed countries, which may affect the value of the Trust’s investments in these countries and also the ability of the Trust to access markets in such countries. Governmental actions can have a significant effect on the economic conditions in emerging market countries, which also may adversely affect the value and liquidity of the Trust’s investments. .

Portfolio Turnover

The Trust will buy and sell investments to seek to accomplish its investment objectives. Portfolio turnover generally involves expense to the Trust, including brokerage commissions and other transaction costs on the sale of investments and reinvestment in other instruments. On an overall basis, the Trust expects that its annual turnover rate will [not] exceed 100%. A high turnover rate (100% or more) necessarily involves greater trading costs to the Trust.

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Temporary Investments

The Trust may invest in cash equivalents to invest daily cash balances or for temporary defensive purposes. Cash equivalents are highly liquid, short-term securities such as commercial paper, time deposits, certificates of deposit, short-term notes and short-term U.S. Government obligations. These securities may be subject to federal income, state income and/or other taxes.

Short Sales

A short sale typically involves the sale of a security that is borrowed from a broker or other institution to complete the sale. Short sales expose the seller to the risk that it will be required to acquire securities to replace the borrowed securities (also known as "covering" the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss.  When making a short sale, the Trust must segregate liquid assets equal to (or otherwise cover) its obligations under the short sale.  The seller of a short position generally realizes a profit on the transaction if the price it receives on the short sale exceeds the cost of closing out the position by purchasing securities in the market, but generally realizes a loss if the cost of closing out the short position exceeds the proceeds of the short sale.

Repurchase Agreements

A repurchase agreement is the purchase by the Trust of securities from a counterparty in exchange for cash that is coupled with an agreement to resell those securities to the counterparty at a specified date and price. Repurchase agreements which mature in more than seven days will be treated as illiquid. When a repurchase agreement is entered, the Trust typically receives securities with a value that equals or exceeds the repurchase price, including any accrued interest earned on the agreement. The value of such securities will be marked to market daily, and cash or additional securities will be exchanged between the parties as needed. Except in the case of a repurchase agreement entered to settle a short sale, the value of the securities delivered to the Trust will be at least equal to repurchase price during the term of the repurchase agreement. The terms of a repurchase agreement entered to settle a short sale may provide that the cash purchase price paid by the Trust is more than the value of purchased securities that effectively collateralize the repurchase price payable by the counterparty. Since in such a transaction the Trust normally will have used the purchased securities to settle the short sale, the Trust will segregate liquid assets equal to the marked to market value of the purchased securities that it is obligated to return to the counterparty under the repurchase agreement. The Trust’s investments in repurchase agreements are subject to the requirements of the 1940 Act.

Reverse Repurchase Agreements

The Trust may enter into reverse repurchase agreements. Under a reverse repurchase agreement, the Trust transfers possession of a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash. At the same time, the Trust agrees to repurchase the instrument at an agreed upon time (normally within seven days) and price, which reflects an interest payment. The Trust may enter into such agreements when it believes it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income. The Trust could also enter into reverse repurchase agreements as a means of raising cash to satisfy redemption requests without the necessity of selling portfolio assets.

Lending Portfolio Securities

The Trust may lend a portion of its portfolio Senior Loans or other securities to broker-dealers or other institutional borrowers. Loans will be made only to organizations whose credit quality or claims paying ability is considered by the Adviser to be at least investment grade. All securities loans will be collateralized on a continuous basis by cash or U.S. government securities having a value, marked to market daily, of at least 100% of the market value of the loaned securities. The Trust may receive loan fees in connection with loans that are collateralized by securities or on loans of securities for which there is special demand. The Trust may also seek to earn income on securities loans by reinvesting cash collateral in mortgage-backed securities (“MBS”) or other securities consistent with its investment objectives and policies, seeking to invest at rates that are higher than the “rebate” rate that it normally will pay to the borrower with respect to such cash collateral. Any such reinvestment will be subject to the investment policies, restrictions and risk considerations described in the Prospectus and in this SAI.

Senior Loans and other securities may result in delays in recovering, or a failure of the borrower to return, the loaned securities. The defaulting borrower ordinarily would be liable to the Trust for any losses resulting from such delays or failures, and the collateral provided in connection with the loan normally would also be available for that purpose. Securities loans normally may be terminated by either the Trust or the borrower at any time. Upon termination and the return of the loaned securities, the Trust would be required to return the related cash or securities collateral to the borrower and it may be required to liquidate longer term portfolio securities in order to do so. To the extent that such securities have decreased in value, this may result in the Trust realizing a loss at a time when it would not otherwise do so. The Trust also may incur losses if it is unable to reinvest cash collateral at rates higher than applicable

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rebate rates paid to borrowers and related administrative costs. These risks are substantially the same as those incurred through investment leverage, and will be subject to the investment policies, restrictions and risk considerations described in the Prospectus and in this SAI.

The Trust will receive amounts equivalent to any interest or other distributions paid on securities while they are on loan, and the Trust will not be entitled to exercise voting or other beneficial rights on loaned securities. The Trust will exercise its right to terminate loans and thereby regain these rights whenever the Adviser considers it to be in the Trust’s interest to do so, taking into account the related loss of reinvestment income and other factors.

MBS

The Trust’s investments in MBS may include conventional mortgage pass-through securities, participation interests in pools of adjustable and fixed rate mortgage loans, stripped MBS, floating rate MBS listed under "Indexed Securities" and certain classes of multiple class collateralized mortgage obligations (as described below). MBS differ from bonds in that the principal is paid back by the borrower over the length of the loan rather than returned in a lump sum at maturity. Government National Mortgage Association (“GNMA”) Certificates and Federal National Mortgage Association (“FNMA”) Mortgage-Backed Certificates are MBS representing part ownership of a pool of mortgage loans. GNMA loans -- issued by lenders such as mortgage bankers, commercial banks and savings and loan associations -- are either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A “pool” or group of such mortgages is assembled and, after being approved by GNMA, is offered to investors through securities dealers. Once such pool is approved by GNMA, the timely payment of interest and principal on the Certificates issued representing such pool is guaranteed by the full faith and credit of the U.S. Government. FNMA, a federally chartered corporation owned entirely by private stockholders, purchases both conventional and federally insured or guaranteed residential mortgages from various entities, including savings and loan associations, savings banks, commercial banks, credit unions and mortgage bankers. FNMA packages pools of such mortgages in the form of pass-through securities generally called FNMA Mortgage-Backed Certificates, which are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. GNMA Certificates and FNMA Mortgage-Backed Certificates are called “pass-through” securities because a pro rata share of both regular interest and principal payments, as well as unscheduled early prepayments, on the underlying mortgage pool is passed through monthly to the holder of the Certificate (i.e., the Trust). The Trust may purchase GNMA Certificates, FNMA Mortgage-Backed Certificates and various other MBS on a when-issued basis subject to certain limitations and requirements.

The Federal Home Loan Mortgage Corporation (“FHLMC”), a corporate instrumentality of the U.S. Government created by Congress for the purposes of increasing the availability of mortgage credit for residential housing, issues participation certificates (“PCs”) representing undivided interest in FHLMC’S mortgage portfolio. While FHLMC guarantees the timely payment of interest and ultimate collection of the principal of its PCs, its PCs are not backed by the full faith and credit of the U.S. Government. FHLMC PCs differ from GNMA Certificates in that the mortgages underlying the PCs are monthly “conventional” mortgages rather than mortgages insured or guaranteed by a federal agency or instrumentality. However, in several other respects, such as the monthly pass-through of interest and principal (including unscheduled prepayments) and the unpredictability of future unscheduled prepayments on the underlying mortgage pools, FHLMC PCs are similar to GNMA Certificates.

While it is not possible to accurately predict the life of a particular issue of a mortgage-backed security, the actual life of any such security is likely to be substantially less than the average maturity of the mortgage pool underlying the security. This is because unscheduled early prepayments of principal on a mortgage-backed security will result from the prepayment, refinancing or foreclosure of the underlying loans in the mortgage pool. The monthly payments (which may include unscheduled prepayments) on such a security may be able to be reinvested only at a lower rate of interest. Because of the regular scheduled payments of principal and the early unscheduled prepayments of principal, this type of security is less effective than other types of obligations as a means of “locking-in” attractive long-term interest rates. As a result, this type of security may have less potential for capital appreciation during periods of declining interest rates than other U.S. Government securities of comparable maturities, although many issues of MBS may have a comparable risk of decline in market value during periods of rising interest rates. If such a security has been purchased at a premium above its par value, both a scheduled payment of principal and an unscheduled prepayment of principal, which would be made at par, will accelerate the realization of a loss equal to that portion of the premium applicable to the payment or prepayment and will reduce performance. If such a security has been purchased at a discount from its par value, both a scheduled payment of principal and an unscheduled prepayment of principal will increase current yield and total returns and will accelerate the recognition of income, which when distributed to Trust shareholders, will be taxable as ordinary income.

Asset-Backed Securities

Asset-backed securities include securities backed by pools of automobile loans, educational loans, home equity loans, credit card receivables, equipment or automobile leases, commercial MBS, utilities receivables and secured or unsecured bonds issued by corporate or sovereign obligors, unsecured loans made to a variety of corporate commercial and industrial loan customers of one or

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more lending banks, or a combination of these bonds and loans. While asset-backed securities are also susceptible to prepayment risk, the collateral supporting asset-backed securities is generally of shorter maturity than mortgage loans and is less likely to experience substantial unscheduled prepayments. However, the collateral securing such securities may be more difficult to liquidate than mortgage loans. Moreover, issuers of asset-backed securities may have limited ability to enforce the security interest in the underlying assets or may have no security in the underlying assets, and credit enhancements provided to support the securities, if any, may be inadequate to protect investors in the event of default. In addition, asset-backed securities may experience losses on the underlying assets as a result of certain rights provided to consumer debtors under federal and state law. The value of asset-backed securities may be affected by the factors described above and other factors, such as the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the underlying assets or the entities providing credit enhancements and the ability of the servicer to service the underlying collateral. The value of asset-backed securities representing interests in a pool of utilities receivables may be adversely affected by changes in government regulations. While certain asset-backed securities may be insured as to the payment of principal and interest, this insurance does not protect the market value of such obligations or the net asset value of a Trust. The value of an insured security will be affected by the credit standing of its insurer.

INVESTMENT RESTRICTIONS

The following investment restrictions of the Trust are designated as fundamental policies and as such cannot be changed without the approval of the holders of a majority of the Trust’s outstanding voting securities, which as used in this SAI means the lesser of: (a) 67% of the shares of the Trust present or represented by proxy at a meeting if the holders of more than 50% of the outstanding shares are present or represented at the meeting; or (b) more than 50% of the outstanding shares of the Trust. As a matter of fundamental policy, the Trust may not:

(1)           Borrow money, except as permitted by the Investment Company Act of 1940, as amended (the “1940 Act”);

(2)           Issue senior securities, as defined in the 1940 Act, other than (i) preferred shares which immediately after issuance will have asset coverage of at least 200%, (ii) indebtedness which immediately after issuance will have asset coverage of at least 300%, or (iii) the borrowings permitted by investment restriction (1) above;

(3)           Purchase securities on margin (but the Trust may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities). The deposit or payment by the Trust of initial, maintenance or variation margin in connection with all types of options and futures contract transactions is not considered the purchase of a security on margin;

(4)           Underwrite securities issued by other persons, except insofar as it may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in selling or disposing of a portfolio investment;

(5)           Make loans to other persons, except by (a) the acquisition of debt securities and making portfolio investments, (b) entering into repurchase agreements (c) lending portfolio securities and (d) lending cash consistent with applicable law;

(6)           Purchase or sell real estate, although it may purchase and sell securities which are secured by interests in real estate and securities of issuers which invest or deal in real estate. The Trust reserves the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities;

[(7)           With respect to 75% of its total assets, invest more than 5% of its total assets (taken at current value) in the securities of any one issuer, or invest in more than 10% of the outstanding voting securities of any one issuer, except obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and except securities of other investment companies.]

(8)           Purchase and sell commodities and commodities contracts of all types and kinds (including without limitation futures contracts, options on futures contracts and other commodities-related investments) to the extent permitted by law.

(9)           Purchase the securities of issuers conducting their principal activity in the same industry if, immediately after such purchase, the value of its investments in such industry would exceed 25% of its total assets taken at market value at the time of such investment, except that the Trust will invest 25% or more of its total assets in issuers in the banking industry. This limitation does not apply to investments in securities issued by the U.S. Government or any of its agencies, instrumentalities or authorities.

The Trust may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Trust securities. In regards to restrictions (1) and (2) above, any borrowing by the Trust (other than for temporary purposes) is considered a senior security that is subject to the asset coverage requirement of Section 18(a) under the 1940 Act. Pursuant to Section 18(a) of the 1940 Act the Trust is

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required to have 300% asset coverage at the time of borrowing with respect to all borrowings other than temporary borrowings. The Trust has no intention to borrow for investment purposes.

In regard to restriction (5)(c), the value of the securities loaned by the Trust may not exceed 33 1/3% of its total assets.

For purposes of construing restriction (9), securities of the U.S. Government, its agencies, or instrumentalities are not considered to represent industries. The investment adviser generally considers an issuer to be in a particular industry if a third party has designated the issuer to be in that industry. If deemed appropriate, the investment adviser may assign an industry classification to the issuer. Furthermore, a large economic or market sector shall not be construed as a group of industries for purposes of this restriction.

The Trust has adopted the following non-fundamental investment policy which may be changed by the Trustees without approval of the Trust’s shareholders. As a matter of non-fundamental policy, the Trust may not make short sales of securities or maintain a short position, unless at all times when a short position is open it either owns an equal amount of such securities or owns securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short.

Upon Board of Trustees’ approval, the Trust may invest more than 10% of its total assets in one or more other management investment companies (or may invest in affiliated investment companies) to the extent permitted by the 1940 Act and rules thereunder.

At least 80% of the Trust's net assets will be invested in inflation-linked income investments, which include (i) inflation-indexed debt obligations of varying maturities issued by the United States and non-U.S. governments, their agencies or instrumentalities (such as Treasury Inflation Protected Securities, or “TIPS”), corporations and other issuers and (ii) other fixed or floating-rate debt obligations with respect to which the Trust enters into agreements to swap nominal interest payments for payments based on changes in CPI or other measures of inflation.

The Trust’s investment objective is considered a non-fundamental policy that may be changed by the Trust’s Board of Trustees (the “Trustees”) without prior notice to or approval of the holders of the Trust’s Common Shares (“Common Shareholders”). The Trust’s policy to invest at least 80% of the Trust's net assets in inflation-linked income investments, which include (i) inflation-indexed debt obligations of varying maturities issued by the United States and non-U.S. governments, their agencies or instrumentalities (such as TIPS), corporations and other issuers and (ii) other fixed or floating-rate debt obligations with respect to which the Trust enters into agreements to swap nominal interest payments for payments based on changes in CPI or other measures of inflation, is non-fundamental, and may be changed by the Trustees following the provision of 60 days’ prior written notice to Common Shareholders.

Whenever an investment policy or investment restriction set forth in the Trust’s prospectus or this SAI states a maximum percentage of assets that may be invested in any security or other asset or describes a policy regarding quality standards, such percentage limitation or standard shall be determined immediately after and as a result of the Trust’s acquisition of such security or asset. Accordingly, any later increase or decrease resulting from a change in values, assets or other circumstances will not compel the Trust to dispose of such security or other asset. Notwithstanding the foregoing, the Trust must always be in compliance with the borrowing policies set forth above.

TRUSTEES AND OFFICERS

The Trustees of the Trust are responsible for the overall management and supervision of the affairs of the Trust. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used in this SAI, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “BMR” refers to Boston Management and Research, and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of Eaton Vance and BMR. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with Eaton Vance listed below.

[INDEPENDENT  TRUSTEE  INFORMATION  IN  REQUIRED  TABULAR  FORMAT AND NEW ITEM 18 DISCLOSURE ON SPECIFIC QUALIFICATION OF EACH BOARD MEMBER TO BE ADDED BY AMENDMENT UPON ELECTION OF FULL BOARD OF TRUSTEES.]

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Name and Date of Birth	Position(s) with the Trust	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Trust Complex Overseen by Trustee(1)	Other Trusteeships Held

Initial Trustees
Frederick S. Marius 10/31/63	Trustee and Assistant Secretary	Since 05/31/2011	Secretary and Chief Legal Officer of BMR, Eaton Vance, EVD, EV and EVC.	1	None
Jane Rudnick 12/20/56	Trustee	Since 05/31/2011	Vice President of Eaton Vance since November 1, 2008 and Assistant Vice President of Eaton Vance Management since November 1, 1995.	1	None
____________________________________________________________
(1)           Includes both Master and Feeder Trusts in Master-Feeder Structure.

[The information reported includes the principle occupation during the last five years for each Trustee and other information relating to the professional experiences, attributes and skills relevant to each Trustee’s qualifications to serve as a Trustee.]

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

Name and Date of Birth	Position(s) with the Trust	Term of Office and Length of Service	Principal Occupations During Past Five Years

Payson F. Swaffield	President	Since 05/31/2011	Chief Income Investment Officer of EVC. Vice President of Eaton Vance and BMR. Officer of 8 registered investment companies managed by Eaton Vance or BMR.
[ ]	Vice President	Since 2011	[BIOS]
[ ]	Vice President	Since 2011	[BIOS]
[ ]	Vice President	Since 2011	[BIOS]
[ ]	Vice President	Since 2011	[BIOS]
BARBARA E. CAMPBELL 6/19/57	Treasurer and Principal Financial Accounting Officer	Since 2011	Vice President of Eaton Vance and BMR. Officer of [ ] registered investment companies managed by Eaton Vance or BMR.
MAUREEN A. GEMMA 5/24/60	Vice President, Secretary and Chief Legal Officer	Since 2011	Vice President of Eaton Vance and BMR. Officer of [ ] registered investment companies managed by Eaton Vance or BMR.
PAUL M. O’NEIL 7/11/53	Chief Compliance Officer	Since 2011	Vice President of Eaton Vance and BMR. Officer of [ ] registered investment companies managed by Eaton Vance or BMR.

[The Board of Trustees has general oversight responsibility with respect to the business and affairs of the Trust. The Board has engaged an investment adviser to manage the Trust and an administrator to administer the Trust and is responsible for overseeing such adviser and administrator and other service providers to the Trust. The Board is currently composed of [  ] Trustees, including [  ] Trustees who are not “interested persons” of the Trust, as that term is defined in the 1940 Act (each, an “Independent Trustee”). In addition to eight regularly scheduled meetings per year, the Board holds special meetings or informal conference calls to discuss specific matters that may require action prior to the next regular meeting. As discussed below, the Board has established five committees to assist the Board in performing its oversight responsibilities.]

[The Board has appointed an Independent Trustee to serve in the role of Chairman. The Chairman’s primary role is to participate in the preparation of the agenda for meetings of the Board and the identification of information to be presented to the Board with respect to matters to be acted upon by the Board. The Chairman also presides at all meetings of the Board and acts as a liaison with service providers, officers, attorneys, and other Trustees generally between meetings. The Chairman may perform such other functions as may be requested by the Board from time to time. Except for any duties specified herein or pursuant to the Trust’s Articles of Incorporation or By-laws, the designation of Chairman does not impose on such Independent Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board, generally. ]

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[The Trust is subject to a number of risks, including, among others, investment, compliance, operational, and valuation risks. Risk oversight is part of the Board’s general oversight of the Trust and is addressed as part of various activities of the Board of Trustees and its Committees. As part of its oversight of the Trust, the Board directly, or through a Committee, relies on and reviews reports from, among others, Trust management, the adviser, the administrator, the principal underwriter, the Chief Compliance Officer (the “CCO”), and other Trust service providers responsible for day-to-day oversight of Trust investments, operations and compliance to assist the Board in identifying and understanding the nature and extent of risks and determining whether, and to what extent, such risks can be mitigated. Each of the adviser, administrator, principal underwriter and the other Trust service providers has its own, independent interest and responsibilities in risk management, and its policies and methods for carrying out risk management functions will depend, in part, on its individual priorities, resources and controls. It is not possible to identify all of the risks that may affect the Trust or to develop processes and controls to eliminate or mitigate their occurrence or effects. ]

[The Board, with the assistance of management and with input from the Board’s various committees, reviews investment policies and risks in connection with its review of Trust performance. The Board has appointed the Trust’s CCO who oversees the implementation and testing of the Trust compliance program and reports to the Board regarding compliance matters for the Trust and its principal service providers. In addition, as part of the Board’s periodic review of the advisory, subadvisory, distribution and other service provider agreements, the Board may consider risk management aspects of their operations and the functions for which they are responsible. With respect to valuation, the Board approves and periodically reviews valuation policies and procedures applicable to valuing the Trust shares. The administrator, the investment adviser and the subadviser are responsible for the implementation and day-to-day administration of these valuation policies and procedures and provides reports periodically to the Board regarding these and related matters. In addition, the Board or the Audit Committee of the Board receives reports periodically from the independent public accounting firm for the Trust regarding tests performed by such firm on the valuation of all securities, as well as with respect to other risks associated with funds. Reports received from service providers, legal counsel and the independent public accounting firm assist the Board in performing its oversight function. ]

[The Board of Trustees of the Trust have several standing Committees, including the Governance Committee, the Audit Committee, the Portfolio Management Committee, the Compliance Reports and Regulatory Matters Committee and the Contract Review Committee. Each of the Committees are comprised of only noninterested Trustees. ]

[Mmes. [•] Chair), [•] and [•], and Messrs. [•],[•],[•],[•] and [•] are members of the Governance Committee. The purpose of the Governance Committee is to consider, evaluate and make recommendations to the Board of Trustees with respect to the structure, membership and operation of the

Board of Trustees and the Committees thereof, including the nomination and selection of noninterested Trustees and a Chairperson of the Board of Trustees and the compensation of such persons. As of the date of this SAI, the Governance Committee has met [•] times.

The Governance Committee will, when a vacancy exists or is anticipated, consider any nominee for noninterested Trustee recommended by a shareholder if such recommendation is submitted in writing to the Governance Committee, contains sufficient background information concerning the candidate, including evidence the candidate is willing to serve as a noninterested Trustee if selected for the position, and is received in a sufficiently timely manner.

Messrs. [*] (Chair) and [*], and Mmes. [*] and [*] are members of the Audit Committee. The Board of Trustees has designated Mr. [*], a noninterested Trustee, as audit committee financial expert. The Audit Committee’s purposes are to (i) oversee the Trust’s accounting and financial reporting processes, its internal control over financial reporting, and, as appropriate, the internal control over financial reporting of certain service providers; (ii) oversee or, as appropriate, assist Board oversight of the quality and integrity of the Trust’s financial statements and the independent audit thereof; (iii) oversee, or, as appropriate, assist Board oversight of, the Trust’s compliance with legal and regulatory requirements that relate to the Trust’s accounting and financial reporting, internal control over financial reporting and independent audits; (iv) approve prior to appointment the engagement and, when appropriate, replacement of the independent registered public accounting firm, and, if applicable, nominate the independent registered public accounting firm to be proposed for shareholder ratification in any proxy statement of the Trust; (v) evaluate the qualifications, independence and performance of the independent registered public accounting firm and the audit partner in charge of leading the audit; and (vi) prepare, as necessary, audit committee reports consistent with the requirements of applicable SEC and stock exchange rules for inclusion in the proxy statement of the Trust. As of the date of this SAI, the Audit Committee has met [•] times.

Messrs. [*] (Chair), [*], [*], [*] and [*], and Ms. [*] are currently members of the Contract Review Committee. The purposes of the Contract Review Committee are to consider, evaluate and make recommendations to the Board of Trustees concerning the following matters: (i) contractual arrangements with each service provider to the Trust, including advisory, sub-advisory, transfer agency, custodial and fund accounting, distribution services and administrative services; (ii) any and all other matters in which any service provider (including Eaton Vance or any affiliated entity thereof) has an actual or potential conflict of interest with the interests of the Trust or investors therein; and (iii) any other matter appropriate for review by the noninterested Trustees, unless the matter is within

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the responsibilities of the other Committees of the Board of Trustees. As of the date of this SAI, the Contract Review Committee convened [ ] times. ]

[Messrs. [*] (Chair) and [*], and Ms. [*] are currently members of the Portfolio Management Committee. The purposes of the Portfolio Management Committee are to: (i) assist the Board of Trustees in its oversight of the portfolio management process employed by the Trust and its investment adviser, relative to the Trust’s stated objective, strategies and restrictions; (ii) assist the Board of Trustees in its oversight of the trading policies and procedures and risk management techniques applicable to the Trust; and (iii) assist the Board of Trustees in its monitoring of the performance results of the Trust, giving special attention to the performance of the Trust that it or the Board of Trustees identifies from time to time. As of the date of this SAI, the Portfolio Management Committee convened [ ] times. ]

[Mr. [*] (Chair) and Mmes. [*] and [*] are currently members of the Compliance Reports and Regulatory Matters Committee. The purposes of the Compliance Reports and Regulatory Matters Committee are to: (i) assist the Board of Trustees in its oversight role with respect to compliance issues and certain other regulatory matters affecting the Trust; (ii) serve as a liaison between the Board of Trustees and the Trust’s CCO; and (iii) serve as a “qualified legal compliance committee” within the rules promulgated by the SEC. As of the date of this SAI, the Compliance Reports and Regulatory Matters Committee convened [ ] times. ]

 Share Ownership

The following table shows the dollar range of equity securities beneficially owned by each Trustee in the Trust and all Eaton Vance funds overseen by the Trustee as of December 31, 2010.

Name of Trustee	Dollar Range of Equity Securities Owned in the Trust	Aggregate Dollar Range of Equity Securities Owned in All Registered Trusts Overseen by Trustee in the Eaton Vance Trust Complex
INTERESTED TRUSTEES
[ ].........................................................................................................................................................................................	None	Over $100,000
NONINTERESTED TRUSTEES
[ ].	None	Over $100,000
[ ].	None	Over $100,000
[ ].	None	Over $100,000
[ ].	None	Over $100,000
[ ].	None	Over $100,000
[ ].	None	Over $100,000
[ ].	None	Over $100,000*
[ ].	None	Over $100,000*

*           Includes shares which may be deemed to be beneficially owned through the Trustee Deferred Compensation Plan.

[As of December 31, 2010, no noninterested Trustee or any of their immediate family members owned beneficially or of record any class of securities of EVC, EVD, or any person controlling, controlled by or under common control with EVC, EVD.]

[During the calendar years ended December 31, 2009 and December 31, 2010, no noninterested Trustee (or their immediate family members) had: ]

[1. Any direct or indirect interest in Eaton Vance, EVC, EVD, or any person controlling, controlled by or under common control with EVC, EVD; ]

[2. Any direct or indirect material interest in any transaction or series of similar transactions with (i) the Trust; (ii) another fund managed by EVC, distributed by EVD or a person controlling, controlled by or under common control with EVC, EVD, (iii) EVC, EVD, (iv) a person controlling, controlled by or under common control with EVC, EVD; or (v) an officer of any of the above; or ]

[3. Any direct or indirect relationship with (i) the Trust; (ii) another fund managed by EVC, distributed by EVD or a person controlling, controlled by or under common control with EVC, EVD, (iii) EVC, EVD, or; (iv) a person controlling, controlled by or under common control with EVC, EVD; or (v) an officer of any of the above. ]

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[During the calendar years ended December 31, 2009 and December 31, 2010 no officer of EVC, EVD, or any person controlling, controlled by or under common control with EVC, EVD, served on the Board of Trustees of a company where a noninterested Trustee of the Trust or any of their immediate family members served as an officer. ]

[Trustees of the Trust who are not affiliated with the Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of a Deferred Fee Plan (the “Trustees’ Plan”). Under the Trustees’ Plan, an eligible Trustee may elect to have his or her deferred fees invested by the Trust in the shares of one or more funds in the Eaton Vance Family of funds, and the amount paid to the Trustees under the Trustees’ Plan will be determined based upon the performance of such investments. Deferral of Trustees’ fees in accordance with the Trustees’ Plan will have a negligible effect on the Trust’s assets, liabilities, and net income per share, and will not obligate the Trust to retain the services of any Trustee or obligate the Trust to pay any particular level of compensation to the Trustee. The Trust does not have a retirement plan for its Trustees. ]

[The fees and expenses of the Trustees of the Trust are paid by the Trust. (Trustees of the Trust who are members of the Eaton Vance organization receive no compensation from the Trust.) During the Trust’s fiscal year ending February 28, 2011, it is anticipated that the Trustees of the Trust will earn the following compensation in their capacities as Trustees of the Trust. For the year ended December 31, 2010, the Trustees earned the following compensation in their capacities as Trustees of the funds in the Eaton Vance fund complex(1). [TO BE COMPLETED BY AMENDMENT]

Source of Compensation of Noninterested Trustees	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]
Trust	$[•]	$[•]	$[•]	$[•]	$[•]	$[•]	$[•]	$[•]
Trust Complex(1)	$[•]	$[•]	$[•]	$[•]	$[•]	$[•]	$[•]	$[•]
__________

(1)	As of [•], 2010, the Eaton Vance fund complex consisted of [178] registered investment companies or series thereof.
(2)	Includes $80,000 of deferred compensation
(3)	Includes $45,000 of deferred compensation
(4)	Includes $157,500 of deferred compensation

Proxy Voting Policy

The Trust is subject to the Eaton Vance Trusts Proxy Voting Policy and Procedures, pursuant to which the Trustees have delegated proxy voting responsibility to the Adviser and adopted the Adviser’s proxy voting policies and procedures (the “Policies”). The Trustees will review the Trust’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year. An independent proxy voting service has been retained to assist in the voting of the Trust proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. In the event that a conflict of interest arises between the Trust’s shareholders and the Adviser or any of its affiliates or any affiliate of the Trust, the Adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board of the Trust, except as contemplated under the Trust Policy. The Board’s Special Committee will instruct the Adviser on the appropriate course of action. The Trust’s and the Adviser’s Proxy Voting Policies and Procedures are attached as Appendix B to this SAI.

Information on how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the SEC’s website at http://www.sec.gov.

INVESTMENT ADVISORY AND OTHER SERVICES

The Adviser

Eaton Vance, its affiliates and its predecessor companies have been managing assets of individuals and institutions since 1924 and of investment companies since 1931. They maintain a large staff of experienced fixed-income, senior loan and equity investment professionals to service the needs of their clients. The fixed-income group focuses on all kinds of taxable investment-grade and high-yield securities, tax-exempt investment-grade and high-yield securities, and U.S. Government securities. The senior loan group focuses on senior floating rate loans, unsecured loans and other floating rate debt securities such as notes, bonds and asset backed securities. The equity group covers stocks ranging from blue chip to emerging growth companies. Eaton Vance and its affiliates act as adviser to a family of mutual funds, and individual and various institutional accounts, including corporations, hospitals, retirement plans, universities, foundations and trusts.

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The Trust will be responsible for all of its costs and expenses not expressly stated to be payable by Eaton Vance under the Investment Advisory and Administrative Agreement. Such costs and expenses to be borne by the Trust include, without limitation: custody and transfer agency fees and expenses, including those incurred for determining net asset value and keeping accounting books and records; expenses of pricing and valuation services; the cost of share certificates; membership dues in investment company organizations; expenses of acquiring, holding and disposing of securities and other investments; fees and expenses of registering under the securities laws; stock exchange listing fees and governmental fees; rating agency fees and preferred share remarketing expenses; expenses of reports to shareholders, proxy statements and other expenses of shareholders’ meetings; insurance premiums; printing and mailing expenses; interest, taxes and corporate fees; legal and accounting expenses; compensation and expenses of Trustees not affiliated with Eaton Vance; expenses of conducting repurchase offers for the purpose of repurchasing Trust shares; and investment advisory and administration fees. The Trust will also bear expenses incurred in connection with any litigation in which the Trust is a party and any legal obligation to indemnify its officers and Trustees with respect thereto, to the extent not covered by insurance.

The Investment Advisory and Administrative Agreement with the Adviser continues in effect to [•], 2013 and from year to year thereafter so long as such continuance is approved at least annually (i) by the vote of a majority of the noninterested Trustees of the Trust or of the Adviser, such vote being cast in person at a meeting specifically called for the purpose of voting on such approval and (ii) by the Board of Trustees of the Trust or by vote of a majority of the outstanding shares of the Trust. The Agreement may be terminated at any time without penalty on sixty (60) days’ written notice by the Trustees of the Trust or Eaton Vance, as applicable, or by vote of the majority of the outstanding shares of the Trust. The Agreement will terminate automatically in the event of its assignment. The Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties to the Trust under such agreements on the part of Eaton Vance, Eaton Vance shall not be liable to the Trust for any loss incurred, to the extent not covered by insurance.

Pursuant to an investment advisory and administrative agreement (“Advisory Agreement”) between the Adviser and the Trust, the Trust has agreed to pay the Adviser as compensation under the Advisory Agreement a fee for investment advisory services in the amount [  ]% of the Trust’s average total managed assets.

For purposes of this calculation, “net assets” of the Trust shall mean total assets of the Trust, minus all accrued expenses incurred in the normal course of operations.

Eaton Vance is a business trust organized under the laws of the Commonwealth of Massachusetts. EV serves as trustee of Eaton Vance. Eaton Vance and EV are wholly-owned subsidiaries of EVC, a Maryland corporation and publicly-held holding company. EVC through its subsidiaries and affiliates engages primarily in investment management, administration and marketing activities. The Directors of EVC are Thomas E. Faust Jr., Ann E. Berman, Leo I. Higdon, Jr., Dorothy E. Puhy, Duncan W. Richardson, Winthrop H. Smith, Jr. and Richard A. Spillane, Jr. All shares of the outstanding Voting Common Stock of EVC are deposited in a Voting Trust, the Voting Directors of which are Messrs. Faust and Richardson, Jeffrey P. Beale, Cynthia J. Clemson, Maureen A. Gemma, Brian D. Langstraat, Michael R. Mach, Frederick S. Marius, Thomas M. Metzold, Scott H. Page, Walter P. Row, III, G. West Saltonstall, Judith A. Saryan, David M. Stein, Payson F. Swaffield, Mark S. Venezia, Michael W. Weilheimer, Robert J. Whelan and Matthew J. Witkos (all of whom are officers of Eaton Vance or its affiliates. The Voting Directors have unrestricted voting rights for the election of Directors of EVC. All of the outstanding voting trust receipts issued under said Voting Trust are owned by certain of the officers of Eaton Vance and its affiliates who are also officers, or officers and Directors of EVC and EV. As indicated under “Directors and Officers,” all of the officers of the Trust hold positions in the Eaton Vance organization.

Portfolio Managers
The portfolio managers of the Trust are [     ] and [     ] of Eaton Vance. [Mr. ] and [   ] each manage other investment companies and/or investment accounts in addition to the Trust. The following table shows, as of December 31, 2010, the number of accounts each portfolio manager managed in each of the listed categories and the total assets (in millions of dollars) in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets in those accounts.

	Number of accounts	Total assets of accounts*	Number of accounts paying a performance fee	Total assets of accounts paying a performance fee*
[ ]
Registered Investment Companies	[•]	$[•]	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

[ ]

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Registered Investment Companies	[•]	$[•]	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
__________

*	In millions of dollars.
**	For registered investment companies, assets represent net assets of all open-end investment companies and gross assets of all closed-end investment companies.

None of the portfolio managers beneficially owned shares of the Trust as of the date of this SAI. As of December 31, 2010, Mr. [  ] beneficially owned between [$50,000-$100,000] and Mr. [   ] did not beneficially own any shares of funds in the Eaton Vance Trust Complex.

It is possible that conflicts of interest may arise in connection with the portfolio managers’ management of the Trust’s investments on the one hand and the investments of other accounts for which the Trust manager is responsible for on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Trust and other accounts he or she advises. In addition, due to differences in the investment strategies or restrictions between the Trust and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Trust. In some cases, another account managed by a portfolio manager may compensate the investment adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his or her discretion in a manner that he or she believes is equitable to all interested persons.

Compensation Structure of Eaton Vance

Compensation of the Adviser’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) annual stock-based compensation consisting of options to purchase shares of EVC’s nonvoting common stock and/or restricted shares of EVC’s nonvoting common stock. The Adviser’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to all the Adviser’s employees. Compensation of the Adviser’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year-end of EVC.

Eaton Vance’s Method to Determine Compensation

The Adviser compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus appropriate peer groups or benchmarks. In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to relative risk-adjusted performance. Risk-adjusted performance measures include, but are not limited to, the Sharpe Ratio. Performance is normally based on periods ending on the September 30th preceding fiscal year end. Trust performance is normally evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. When a fund’s peer group as determined by Lipper or Morningstar is deemed by the Adviser’s management not to provide a fair comparison, performance may instead be evaluated primarily against a custom peer group. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes. For other funds, performance is evaluated on a pre-tax basis. For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund’s success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Trusts and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.

The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.

The Adviser seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. The Adviser participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of the

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Adviser and its parent company. The overall annual cash bonus pool is based on a substantially fixed percentage of pre-bonus operating income. While the salaries of the Adviser’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.

Code of Ethics

The Adviser and the Trust have adopted Codes of Ethics governing personal securities transactions. Under the Codes of Ethics, Eaton Vance employees may purchase and sell securities (including securities held or eligible for purchase by the Trust) subject to certain pre-clearance and reporting requirements and other procedures.

The Code of Ethics can be reviewed and copied at the Securities and Exchange Commission’s public reference room in Washington, DC (call 1-202-942-8090 for information on the operation of the public reference room); on the EDGAR Database on the SEC’s Internet site (http:/www.sec.gov); or, upon payment of copying fees, by writing to the SEC’s public reference section, Washington, DC 20549-0102, or by electronic mail at publicinfo@sec.gov.

Investment Advisory Services

Under the general supervision of the Trust’s Board of Trustees, Eaton Vance will carry out the investment and reinvestment of the assets of the Trust, will furnish continuously an investment program with respect to the Trust, will determine which securities should be purchased, sold or exchanged, and will implement such determinations. Eaton Vance will furnish to the Trust investment advice and provide related office facilities and personnel for servicing the investments of the Trust. Eaton Vance will compensate all Trustees and officers of the Trust who are members of the Eaton Vance organization and who render investment services to the Trust, and will also compensate all other Eaton Vance personnel who provide research and investment services to the Trust.

Administrative Services

Under the Investment Advisory and Administrative Agreement, Eaton Vance is responsible for managing the business affairs of the Trust, subject to the supervision of the Trust’s Board of Trustees. Eaton Vance will furnish to the Trust all office facilities, equipment and personnel for administering the affairs of the Trust. Eaton Vance will compensate all Trustees and officers of the Trust who are members of the Eaton Vance organization and who render executive and administrative services to the Trust, and will also compensate all other Eaton Vance personnel who perform management and administrative services for the Trust. Eaton Vance’s administrative services include recordkeeping, preparation and filing of documents required to comply with federal and state securities laws, supervising the activities of the Trust’s custodian and transfer agent, providing assistance in connection with the Trustees and shareholders’ meetings, providing services in connection with quarterly repurchase offers and other administrative services necessary to conduct the Trust’s business.

PORTFOLIO TRADING

Decisions concerning the execution of portfolio security transactions, including the selection of the market and the broker-dealer firm, are made by Eaton Vance, the Trust’s investment adviser. The Trust is responsible for the expenses associated with its portfolio transactions. The investment adviser is also responsible for the execution of transactions for all other accounts managed by it.. The Adviser places the portfolio security transactions for execution with one or more broker-dealer firms. The Adviser uses its best efforts to obtain execution of portfolio security transactions at prices which in the Adviser’s judgment are advantageous to the client and at a reasonably competitive spread or (when a disclosed commission is being charged) at reasonably competitive commission rates. In seeking such execution, the Adviser will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including without limitation the full range and quality of the broker-dealer firm’s services including the responsiveness of the firm to the Adviser, the size and type of the transaction, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the broker-dealer firm, the reputation, reliability, experience and financial condition of the firm, the value and quality of the services rendered by the firm in other transactions, and the reasonableness of the spread or commission, if any. In addition, the Adviser may consider the receipt of Proprietary Research Services (as defined below), provided it does not compromise the Adviser’s obligation to seek best overall execution for the Trust. The Adviser may engage in portfolio brokerage transactions with a broker-dealer firm that sells shares of Eaton Vance funds, provided such transactions are not directed to that firm as compensation for the promotion or sale of such shares.

Transactions on stock exchanges and other agency transactions involve the payment of negotiated brokerage commissions. Such commissions vary among different broker-dealer firms, and a particular broker-dealer may charge different commissions according to

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such factors as the difficulty and size of the transaction and the volume of business done with such broker-dealer. Transactions in foreign securities often involve the payment of brokerage commissions, which may be higher than those in the United States. There is generally no stated commission in the case of securities traded in the over-the-counter markets. In such cases, the price paid or received usually includes an undisclosed dealer markup or markdown. In an underwritten offering the price paid often includes a disclosed fixed commission or discount retained by the underwriter or dealer. Although spreads or commissions paid on portfolio security transactions will, in the judgment of the Adviser, be reasonable in relation to the value of the services provided, commissions exceeding those which another firm might charge may be paid to broker-dealers who were selected to execute transactions on behalf of the Adviser’s clients in part for providing brokerage and research services to the Adviser.

[Pursuant to the safe harbor provided in Section 28(e) of the Securities Exchange Act of 1934, as amended, a broker or dealer who executes a portfolio transaction on behalf of the Adviser client may receive a commission which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such compensation was reasonable in relation to the value of the brokerage and research services provided. This determination may be made on the basis of either that particular transaction or on the basis of the overall responsibility which the Adviser and its affiliates have for accounts over which they exercise investment discretion. Brokerage and research services may include advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; effecting securities transactions and performing functions incidental thereto (such as clearance and settlement); and the “Research Services” referred to in the next paragraph.]

[It is a common practice of the investment advisory industry and of the advisers of investment companies, institutions and other investors to receive research, analytical, statistical and quotation services, data, information and other services, products and materials which assist such advisers in the performance of their investment responsibilities (“Research Services”) from broker-dealers that execute portfolio transactions for the clients of such advisers and from affiliates of executing broker-dealers. Advisers also commonly receive Research Services from research providers that are not affiliated with an executing broker-dealer, but which have entered into payment arrangements involving an executing broker-dealer (“Third Party Research Services”). Under a typical Third Party Research Services payment arrangement, the research provider agrees to provide services to an Adviser in exchange for specified payments to the research provider by a broker-dealer that executes portfolio transactions for clients of the Adviser. The Adviser and the executing broker-dealer enter into a related agreement specifying the amount of brokerage business the Adviser will direct to the executing broker-dealer to offset payments made by the executing broker-dealer for Third Party Research Services received by the Adviser. For example, an Adviser may agree to direct brokerage business generating $45,000 in commissions on portfolio transactions to a broker-dealer firm as consideration for the executing broker-dealer making payments of $30,000 to a provider of Third Party Research Services. The ratio of the commissions to be paid to an executing broker-dealer as consideration for Third Party Research Services over the cost borne by the executing broker-dealer in connection with providing such services to the Adviser is referred to herein as the “Third Party Research Services Payment Ratio.”]

[Consistent with the foregoing practices, the Adviser receives Research Services from many broker-dealer firms with which the Adviser places transactions and may receive them from third parties with which these broker-dealers have arrangements. The Trust and the Adviser may also receive Research Services from underwriters and dealers in fixed-price offerings, which Research Services are reviewed and evaluated by the Adviser in connection with its investment responsibilities. Research Services received by the Adviser may include, but are not limited to, such matters as general economic, political, business and market information, industry and company reviews, evaluations of securities and portfolio strategies and transactions, technical analysis of various aspects of the securities markets, recommendations as to the purchase and sale of securities and other portfolio transactions, certain financial, industry and trade publications, certain news and information services, and certain research oriented computer software, data bases and services. Any particular Research Service obtained through a broker-dealer may be used by the Adviser in connection with client accounts other than those accounts which pay commissions to such broker-dealer. Any such Research Service may be broadly useful and of value to the Adviser in rendering investment advisory services to all or a significant portion of its clients, or may be relevant and useful for the management of only one client’s account or of a few clients’ accounts, or may be useful for the management of merely a segment of certain clients’ accounts, regardless of whether any such account or accounts paid commissions to the broker-dealer through which such Research Service was obtained. The Adviser evaluates the nature and quality of the various Research Services obtained through broker-dealer firms and may attempt to allocate sufficient portfolio security transactions to such firms to ensure the continued receipt of Research Services which the Adviser believes are useful or of value to it in rendering investment advisory services to its clients.]

[If the Adviser executes securities transactions with a broker-dealer and the associated commission is consideration for Third Party Research Services (as described above), the Adviser has agreed to reduce the advisory fee payable by the Trust by an amount equal to the commission payment associated with the transaction divided by the applicable Third Party Research Services Payment Ratio. However, the Adviser generally does not acquire Third Party Research with Trust brokerage commissions, but may do so in the future. Some broker-dealers develop and make available directly to their brokerage customers proprietary Research Services (“Proprietary

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Research Services”). As a general matter, broker-dealers bundle the cost of Proprietary Research Services with trade execution services rather than charging separately for each. In such circumstances, the cost or other value of the Proprietary Research Services cannot be determined. The advisory fee paid by the Trust will not be reduced in connection with the receipt of Proprietary Research Services by the Adviser. The investment companies sponsored by the Adviser or its affiliates may allocate brokerage commissions to acquire information relating to the performance, fees and expenses of such companies and other mutual funds, which information is used by the Trustees of such companies to fulfill their responsibility to oversee the quality of the services provided by various entities, including the Adviser, to such companies. Such companies may also pay cash for such information. Securities considered as investments for the Trust may also be appropriate for other investment accounts managed by the Adviser or its affiliates. Whenever decisions are made to buy or sell securities by the Trust and one or more of such other accounts simultaneously, the Adviser will allocate the security transactions (including “new” issues) in a manner which it believes to be equitable under the circumstances. As a result of such allocations, there may be instances where the Trust will not participate in a transaction that is allocated among other accounts. If an aggregated order cannot be filled completely, allocations will generally be made on a pro rata basis. An order may not be allocated on a pro rata basis where, for example: (i) consideration is given to portfolio managers who have been instrumental in developing or negotiating a particular investment; (ii) consideration is given to an account with specialized investment policies that coincide with the particulars of a specific investment; (iii) pro rata allocation would result in odd-lot or de minimis amounts being allocated to a portfolio or other client; or (iv) where the Adviser reasonably determines that departure from a pro rata allocation is advisable. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Trust from time to time, it is the opinion of the Trustees of the Trust and the Trust that the benefits from the Adviser organization outweigh any disadvantage that may arise from exposure to simultaneous transactions.]

FEDERAL INCOME TAX MATTERS

The following discussion of federal income tax matters is based on the advice of K&L Gates LLP, counsel to the Trust.  The Trust intends to elect to be treated and to qualify each year as a regulated investment company (a “RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, the Trust intends to satisfy certain requirements relating to sources of its income and diversification of its assets and to distribute substantially all of its net income (including both investment company taxable income and net tax-exempt interest income) and net short-term capital gains (after reduction by net long term capital losses and any available capital loss carryforwards) in accordance with the timing requirements imposed by the Code, so as to maintain its RIC status and generally to avoid paying federal income or excise tax thereon. If it qualifies for treatment as a RIC and satisfies the above-mentioned distribution requirements, the Trust will not be subject to federal income tax on income paid to its shareholders in the form of dividends or capital gains distributions.

To qualify as a RIC for income tax purposes, the Trust must derive at least 90% of its annual gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities and currencies, and net income derived from an interest in a qualified publicly traded partnership. The Trust must also distribute to its shareholders at least 90% of its investment company taxable income and 90% of its net tax-exempt interest income for each taxable year.

The Trust must also satisfy certain requirements with respect to the diversification of its assets. The Trust must have, at the close of each quarter of its taxable year, at least 50% of the value of its total assets represented by cash items, U.S. government securities, securities of other RICs, and other securities that, in respect of any one issuer, do not represent more than 5% of the value of the assets of the Trust or more than 10% of the voting securities of that issuer. In addition, at those times, not more than 25% of the value of the Trust’s assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer, or of two or more issuers that the Trust controls and which are engaged in the same or similar trades or businesses or related trades or businesses, or of one or more qualified publicly traded partnerships.

The Trust also seeks to avoid payment of federal excise tax. However, if the Trust fails to distribute in a calendar year substantially all of its ordinary income for such year and substantially all of its capital gain net income for the one-year period ending October 31 (or later if the Trust is permitted so to elect and so elects), plus any retained amount from the prior year, the Trust will be subject to a 4% excise tax on the undistributed amounts.  In order to avoid incurring a federal excise tax obligation, the Code requires that a RIC distribute (or be deemed to have distributed) by December 31 of each calendar year (i) at least 98% of its ordinary income (not including tax-exempt income) for such year, (ii) at least 98.2% of its capital gain net income (which is the excess of its realized capital gains over its realized capital losses), generally computed on the basis of the one-year period ending on October 31 of such year, after reduction by any available capital loss carryforwards and (iii) 100% of any income and capital gains from the prior year (as previously computed) that was not paid out during such year and on which the Trust paid no federal income tax. If the Trust fails to meet these requirements it will be subject to a nondeductible 4% excise tax on the undistributed amounts.

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If the Trust does not qualify as a RIC for any taxable year, the Trust’s taxable income will be subject to corporate income taxes, and all distributions from earnings and profits, including distributions of net capital gain (if any), will be taxable to the Shareholder as ordinary income.  Such distributions will be treated as qualified dividend income with respect to Shareholders who are individuals and will be eligible for the dividends received deduction in the case of Shareholders taxed as corporations, provided certain holding period requirements are met. In order to requalify for taxation as a RIC, the Trust may be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions.

The Trust intends to make monthly distributions of net investment income after payment of dividends on any outstanding preferred shares or interest on any outstanding borrowings. The Trust will distribute annually any net short-term capital gain (which is taxable as ordinary income) and any net capital gain. Distributions of the Trust's net capital gains ("capital gain dividends"), if any, are taxable to Shareholders as long-term capital gains, regardless of the length of time Shares have been held by Shareholders. Dividends paid to Shareholders out of the Trust's current and accumulated earnings and profits, except in the case of capital gain dividends and certain dividends received by individuals, will be taxable as ordinary income. Dividends with respect to the Shares generally will not constitute "qualified dividends" for federal income tax purposes and thus will not be eligible for the favorable long-term capital gains tax rates. Distributions, if any, in excess of the Trust's earnings and profits will first reduce the adjusted tax basis of a holder's Shares and, after that basis has been reduced to zero, will constitute capital gains to the Shareholder (assuming the Shares are held as a capital asset). See below for a summary of the maximum tax rates applicable to capital gains (including capital gain dividends). Dividends will not qualify for a dividends received deduction generally available to corporate Shareholders.

If the Trust failed to meet the annual gross income test described above, the Trust would nevertheless be considered to have satisfied the test if (i) (a) such failure was due to reasonable cause and not due to willful neglect and (b) the Trust reported the failure pursuant to Treasury Regulations to be adopted, and (ii) the Trust pays an excise tax equal to the excess non-qualifying income.  If the Trust failed to meet the asset diversification test described above with respect to any quarter, the Trust would nevertheless be considered to have satisfied the requirements for such quarter if the Trust cured such failure within 6 months and either (i) such failure was de minimis or (ii) (a) such failure was due to reasonable cause and not due to willful neglect and (b) the Trust reports the failure under Treasury Regulations to be adopted and pays an excise tax.

The Trust will inform Shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

Selling Shareholders will generally recognize gain or loss in an amount equal to the difference between the Shareholder's adjusted tax basis in the Shares sold and the amount received. If the Shares are held as a capital asset, the gain or loss will be a capital gain or loss.

The maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers is (i) the same as the maximum ordinary income tax rate for gains recognized on the sale of capital assets held for one year or less (in 2011, 35%), or (ii) through 2012, 15% for gains recognized on the sale of capital assets held for more than one year (as well as certain capital gain dividends) (0% for individuals in the 10% or 15% tax brackets). Any loss on a disposition of Shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to those Shares. For purposes of determining whether Shares have been held for six months or less, the holding period is suspended for any periods during which the Shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property, or through certain options or short sales. Any loss realized on a sale or exchange of Shares will be disallowed to the extent those Shares are replaced by other Shares within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the Shares (whether through the reinvestment of distributions, which could occur, for example, if the Shareholder is a participant in the dividend reinvestment plan or otherwise). In that event, the basis of the replacement Shares will be adjusted to reflect the disallowed loss.

An investor should be aware that, if Shares are purchased shortly before the record date for any taxable dividend (including a capital gain dividend), the purchase price likely will reflect the value of the dividend and the investor then would receive a taxable distribution likely to reduce the trading value of such Shares, in effect resulting in a taxable return of some of the purchase price. Taxable distributions to certain individuals and certain other non-corporate Shareholders, including those who have not provided their correct taxpayer identification number and other required certifications, may be subject to "backup" federal income tax withholding at the fourth lowest rate of tax applicable to a single individual (in 2011, 28%).

Certain distributions declared in October, November or December to Unit holders of record of such month and paid in the following January will be taxed to Shareholders as if received on December 31 of the year in which they were declared. In addition, certain other distributions made after the close of a taxable year of the Trust may be “spilled back” and treated as paid by the Trust (except for purposes of the non-deductible 4% federal excise tax) during such taxable year. In such case, Shareholders will be treated as having received such dividends in the taxable year in which the distributions were actually made.

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An investor should also be aware that the benefits of the reduced tax rate applicable to long-term capital gains and qualified dividend income may be impacted by the application of the alternative minimum tax to individual shareholders.

Under Treasury regulations, if a Shareholder realizes a loss on disposition of the Tund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances. Certain tax-exempt entities and their managers may be subject to excise tax if they are parties to certain reportable transactions.

The foregoing briefly summarizes some of the important federal income tax consequences to Shareholders of investing in Shares, reflects the federal tax law as of the date of this Prospectus, and does not address special tax rules applicable to certain types of investors, such as corporate and foreign investors. A more complete discussion of the tax rules applicable to the Trust and the Shareholders can be found in the Statement of Additional Information that is incorporated by reference into this Prospectus. Unless otherwise noted, this discussion assumes that an investor is a United States person and holds Common Shares as a capital asset. This discussion is based upon current provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change or differing interpretations by the courts or the IRS retroactively or prospectively. Investors should consult their tax advisors regarding other federal, state or local tax considerations that may be applicable in their particular circumstances, as well as any proposed tax law changes.

State and local taxes

Shareholders should consult their own tax advisers as to the state or local tax consequences of investing in the Trust.

OTHER INFORMATION

The Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law; but nothing in the Declaration of Trust or Bylaws protect a Trustee against any liability to the Trust or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. Voting rights are not cumulative, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees and, in such event, the holders of the remaining less than 50% of the shares voting on the matter will not be able to elect any Trustees.

The Declaration of Trust provides that no person shall serve as a Trustee if shareholders holding 75% of the outstanding shares entitled to vote for such Trustee have removed him from that office for cause either by a written declaration filed with the Trust’s custodian or by votes cast at a meeting called for that purpose. The Declaration of Trust further provides that the Secretary of the Trust shall promptly call a meeting of the shareholders for the purpose of voting upon a question of removal of any such Trustee or Trustees when requested in writing to do so by the record holders of shares entitled to vote a majority of all votes entitled to be cast at such meeting.  The Trust’s prospectus and this SAI do not contain all of the information set forth in the Registration Statement that the Trust has filed with the SEC. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by its Rules and Regulations.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[               ], is the independent registered public accounting firm for the Trust, providing audit services and consultation with respect to the preparation of filings with the SEC.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[TO BE ADDED BY AMENDMENT]

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FINANCIAL STATEMENTS

Eaton Vance Inflation-Linked Income Credit Trust

STATEMENT OF ASSETS AND LIABILITIES

As of [       ], 2011

ASSETS
Cash
Offering costs
Total assets

LIABILITIES
Accrued offering costs
Total liabilities
Net assets applicable to [5,000] common shares ($0.01 par value per share) of beneficial interest issued and outstanding
Net asset value and offering price per share

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NOTES TO FINANCIAL STATEMENTS

NOTE 1—ORGANIZATION

Eaton Vance Inflation-Linked Income Credit Trust (the “Trust”) was organized as a Massachusetts business trust on May 31, 2011, and has been inactive since that date except for matters relating to its organization and registration as a [non-diversified], closed-end management investment company under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and the sale of [5,000] common shares to Eaton Vance Management, the Trust’s investment adviser (the “Adviser”).

Organization costs paid in connection with the organization of the Trust will be borne directly by the Adviser.

The Adviser has agreed to pay all offering costs (other than sales loads) that exceed $0.04 per common share. The total estimated fund offering costs are $[   ], of which the Trust would pay $[    ] and Eaton Vance Management would pay $[    ] based on such estimate.

The Trust's investment objective is The Trust’s investment objective is to provide current income that adjusts with changes in the U.S. Consumer Price Index (“CPI”) or other measures of inflation.  At least 80% of the Trust's net assets will be invested in inflation-linked income investments, which include (i) inflation-indexed debt obligations of varying maturities issued by the United States and non-U.S. governments, their agencies or instrumentalities (such as Treasury Inflation Protected Securities, or “TIPS”), corporations and other issuers and (ii) other fixed or floating-rate debt obligations with respect to which the Trust enters into agreements to swap nominal interest payments for payments based on changes in CPI or other measures of inflation.

NOTE 2—ACCOUNTING POLICIES

The Trust’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require management to make estimates. Actual results may differ from those estimates.

The Trust’s share of offering costs will be recorded within paid in capital as a reduction of the proceeds from the sale of common shares upon the commencement of Trust operations. The offering costs reflected above assume the sale of [    ] common shares or $[  ] after taking account of the Trust’s sales load.

NOTE 3—INVESTMENT ADVISORY AND ADMINISTRATIVE AGREEMENT AND SUB-ADVISORY AGREEMENT

Pursuant to an investment advisory and administrative agreement between the Adviser and the Trust, the Trust has agreed to pay the Adviser as compensation a fee in the amount of [  ]% of the Trust’s average daily net assets

NOTE 4—FEDERAL INCOME TAXES

The Trust intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its taxable income, including any net realized gain on investments. As of [], 2011, the Trust had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure.

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Appendix A

DESCRIPTION OF SECURITIES RATINGS(†)

[TO BE ADDED BY AMENDMENT]

A-1

APPENDIX B

EATON VANCE FUNDS
Proxy voting policy and procedures

I. OVERVIEW

The Boards of Directors (the “Boards”) of the Eaton Vance Funds (the “Funds”) recognize that it is their fiduciary responsibility to actively monitor the Funds’ operations. The Boards have always placed paramount importance on their oversight of the implementation of the Funds’ investment strategies and the overall management of the Funds’ investments. A critical aspect of the investment management of the Funds continues to be the effective assessment and voting of proxies relating to the Funds’ portfolio securities. While the Boards will continue to delegate the day-to-day responsibilities relating to the management of the proxy-voting process to the relevant investment adviser or sub-adviser, if applicable, of the Fund (or its underlying portfolio in the case of a master-feeder arrangement), the Boards have determined that it is in the interests of the Funds’ shareholders to adopt these written proxy voting policy and procedures (the “Policy”). For purposes of this Policy the term “Fund” shall include a Fund’s underlying portfolio in the case of a master-feeder arrangement and the term “Adviser” shall mean the adviser to a Fund or its sub-adviser if a sub-advisory relationship exists.

II. DELEGATION OF PROXY VOTING RESPONSIBILITIES

Pursuant to investment advisory agreements between each Fund and its Adviser, the Adviser has long been responsible for reviewing proxy statements relating to Fund investments and, if the Adviser deems it appropriate to do so, to vote proxies on behalf of the Funds. The Boards hereby formally delegate this responsibility to the Adviser, except as otherwise described in this Policy. In so doing, the Boards hereby adopt on behalf of each Fund the proxy voting policies and procedures of the Adviser(s) to each Fund as the proxy voting policies and procedures of the Fund. The Boards recognize that the Advisers may from time to time amend their policies and procedures. The Advisers will report material changes to the Boards in the manner set forth in Section V below. In addition, the Boards will annually review and approve the Advisers’ proxy voting policies and procedures.

III. DELEGATION OF PROXY VOTING DISCLOSURE RESPONSIBILITIES

The Securities and Exchange Commission (the “Commission”) recently enacted certain new reporting requirements for registered investment companies. The Commission’s new regulations require that funds (other than those which invest exclusively in non-voting securities) make certain disclosures regarding their proxy voting activities. The most significant disclosure requirement for the Funds is the duty pursuant to Rule 30b1-4 promulgated under the Investment Company Act of 1940, as amended (the “1940 Act”), to file Form N-PX no later than August 31st of each year beginning in 2004. Under Form N-PX, each Fund will be required to disclose, among other things, information concerning proxies relating to the Fund’s portfolio investments, whether or not the Fund (or its Adviser) voted the proxies relating to securities held by the Fund and how it voted in the matter and whether it voted for or against management.

The Boards hereby delegate to each Adviser the responsibility for recording, compiling and transmitting in a timely manner all data required to be filed on Form N-PX to Eaton Vance Management, which acts as administrator to each of the Funds (the “Administrator”), for each Fund that such Adviser manages. The Boards hereby delegate the responsibility to file Form N-PX on behalf of each Fund to the Administrator.

IV. CONFLICTS OF INTEREST

The Boards expect each Adviser, as a fiduciary to the Fund(s) it manages, to put the interests of each Fund and its shareholders above those of the Adviser. In the event that in connection with its proxy voting responsibilities a material conflict of interest arises between a Fund’s shareholders and the Fund’s Adviser or the Administrator (or any of their affiliates) or any affiliated person of the Fund and the Proxy Administrator intends to vote the proxy in a manner inconsistent with the guidelines approved by the Board, the Adviser, to the extent it is aware or reasonably should have been aware of the material conflict, will refrain from voting any proxies related to companies giving rise to such material conflict until it notifies and consults with the appropriate Board(s), or a committee or sub-committee of such Board, concerning the material conflict.

Once the Adviser notifies the relevant Board(s), committee or sub-committee of the Board, of the material conflict, the Board(s), committee or sub-committee, shall convene a meeting to review and consider all relevant materials related to the proxies involved. In considering such proxies, the Adviser shall make available all materials requested by the Board, committee or sub-committee and make reasonably available appropriate personnel to discuss the matter upon request. The Board, committee or sub-committee will instruct the Adviser on the appropriate course of action. If the Board, committee or sub-committee is unable to meet and the failure to vote a proxy would have a material adverse impact on the Fund(s) involved, each Adviser will have the right to vote such proxy, provided that it discloses the existence of the material conflict to the Board, committee or sub-committee at its next meeting. Any determination regarding the voting of proxies of each Fund that is made by the committee or sub-committee shall be deemed to be a good faith determination regarding the voting of proxies by the full Board.

V. REPORTS

The Administrator shall make copies of each Form N-PX filed on behalf of the Funds available for the Boards’ review upon the Boards’ request. The Administrator (with input from the Adviser for the relevant Fund(s)) shall also provide any reports reasonably requested by the Boards regarding the proxy voting records of the Funds.

Each Adviser shall annually report any material changes to such Adviser’s proxy voting policies and procedures to the relevant Board(s) and the relevant Board(s) will annually review and approve the Adviser’s proxy voting policies and procedures. Each Adviser shall report any changes to such Adviser’s proxy voting policies and procedures to the Administrator prior to implementing such changes in order to enable the Administrator to effectively coordinate the Funds’ disclosure relating to such policies and procedures.

Eaton Vance Management
Boston Management and Research
Proxy voting policies and procedures

I. INTRODUCTION

Eaton Vance Management, Boston Management and Research and Eaton Vance Investment Counsel (each an “Adviser” and collectively the “Advisers”) have each adopted and implemented policies and procedures that each Adviser believes are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with its fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Advisers’ authority to vote the proxies of their clients is established by their advisory contracts or similar documentation, such as the Eaton Vance Funds Proxy Voting Policy and Procedures. These proxy policies and procedures reflect the U.S. Securities and Exchange Commission (“SEC”) requirements governing advisers and the long-standing fiduciary standards and responsibilities for ERISA accounts set out in the Department of Labor Bulletin 94-2 C.F.R. 2509.94-2 (July 29, 1994).

II. OVERVIEW

Each Adviser manages its clients’ assets with the overriding goal of seeking to provide the greatest possible return to such clients consistent with governing laws and the investment policies of each client. In pursuing that goal, each Adviser seeks to exercise its clients’ rights as shareholders of voting securities to support sound corporate governance of the companies issuing those securities with the principle aim of maintaining or enhancing the companies’ economic value.

The exercise of shareholder rights is generally done by casting votes by proxy at shareholder meetings on matters submitted to shareholders for approval (for example, the election of directors or the approval of a company’s stock option plans for directors, officers or employees). Each Adviser is adopting the formal written Guidelines described in detail below and will utilize such Guidelines in voting proxies on behalf of its clients. These Guidelines are designed to promote accountability of a company’s management and board of directors to its shareholders and to align the interests of management with those of shareholders.

Each Adviser will vote any proxies received by a client for which it has sole investment discretion through a third-party proxy voting service (“Agent”) in accordance with customized policies, as approved by the Boards of Directors of the Eaton Vance Funds and, with respect to proxies referred back to the Adviser by the Agent pursuant to the Guidelines, in a manner that is reasonably designed to eliminate any potential conflicts of interest, as described more fully below. The Agent is currently Institutional Shareholder Services

Inc. Proxies will be voted in accordance with client-specific guidelines and an Eaton Vance Fund’s sub-adviser’s proxy voting policies and procedures, if applicable.

No set of Guidelines can anticipate all situations that may arise. In special cases, the Proxy Administrator (the person specifically charged with the responsibility to oversee the Agent and coordinate the voting of proxies referred back to the Adviser by the Agent) may seek insight from the Proxy Group established by the Advisers. The Proxy Group will assist in the review of the Agent’s recommendation when a proxy voting issue is referred to the Proxy Group through the Proxy Administrator. The members of the Proxy Group, which may include employees of the Advisers’ affiliates, may change at the Advisers’ discretion.

III. ROLES AND RESPONSIBILITIES

A. Proxy Administrator

The Proxy Administrator will assist in the coordination of the voting of each client’s proxy in accordance with the Guidelines below and the Funds’ Proxy Voting Policy and Procedures. The Proxy Administrator is authorized to direct the Agent to vote a proxy in accordance with the Guidelines. Responsibilities assigned herein to the Proxy Administrator, or activities in support thereof, may be performed by such members of the Proxy Group or employees of the Advisers’ affiliates as are deemed appropriate by the Proxy Group.

B. Agent

An independent proxy voting service (the “Agent”), as approved by the Board of each Fund, shall be engaged to assist in the voting of proxies. The Agent is currently Institutional Shareholder Services Inc. The Agent is responsible for coordinating with the clients’ custodians and the Advisers to ensure that all proxy materials received by the custodians relating to the portfolio securities are processed in a timely fashion. The Agent is required to vote and/or refer all proxies in accordance with the Guidelines below. The Agent shall retain a record of all proxy votes handled by the Agent. Such record must reflect all of the information required to be disclosed in a Fund’s Form N-PX pursuant to Rule 30b1-4 under the Investment Company Act of 1940, as amended. In addition, the Agent is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to an Adviser upon request.

Subject to the oversight of the Advisers, the Agent shall establish and maintain adequate internal controls and policies in connection with the provision of proxy voting services to the Advisers, including methods to reasonably ensure that its analysis and recommendations are not influenced by a conflict of interest, and shall disclose such controls and policies to the Advisers when and as provided for herein. Unless otherwise specified, references herein to recommendations of the Agent shall refer to those in which no conflict of interest has been identified.

C. Proxy Group

The Adviser shall establish a Proxy Group which shall assist in the review of the Agent’s recommendations when a proxy voting issue has been referred to the Proxy Administrator by the Agent. The members of the Proxy Group, which may include employees of the Advisers’ affiliates, may be amended from time to time at the Advisers’ discretion.

For each proposal referred to the Proxy Group, the Proxy Group will review the (i) Guidelines, (ii) recommendations of the Agent, and (iii) any other resources that any member of the Proxy Group deems appropriate to aid in a determination of the recommendation.

If the Proxy Group recommends a vote in accordance with the Guidelines, or the recommendation of the Agent, where applicable, it shall instruct the Proxy Administrator to so advise the Agent.

If the Proxy Group recommends a vote contrary to the Guidelines, or the recommendation of the Agent, where applicable, or if the proxy statement relates to a conflicted company of the Agent, as determined by the Advisers, it shall follow the procedures for such voting outlined below.

The Proxy Administrator shall use best efforts to convene the Proxy Group with respect to all matters requiring its consideration. In the event the Proxy Group cannot meet in a timely manner in connection with a voting deadline, the Proxy Administrator shall follow the procedures for such voting outlined below.

IV. PROXY VOTING GUIDELINES (“Guidelines”)

A. General Policies

It shall generally be the policy of the Advisers to take no action on a proxy for which no client holds a position or otherwise maintains an economic interest in the relevant security at the time the vote is to be cast.

In all cases except those highlighted below, it shall generally be the policy of the Advisers to vote in accordance with the recommendation by the Agent, Institutional Shareholder Services Inc.

When a fund client participates in the lending of its securities and the securities are on loan at the record date, proxies related to such securities generally will not be forwarded to the relevant Adviser by the fund’s custodian and therefore will not be voted. In the event that the Adviser determines that the matters involved would have a material effect on the applicable fund’s investment in the loaned securities, the fund will exercise its best efforts to terminate the loan in time to be able to cast such vote or exercise such consent.

Interpretation and application of these Guidelines is not intended to supersede any law, regulation, binding agreement or other legal requirement to which an issuer may be or become subject. The Guidelines relate to the types of proposals that are most frequently presented in proxy statements to shareholders. Absent unusual circumstances, each Adviser will utilize these Guidelines when voting proxies on behalf of its clients. The Guidelines may be revised at any time, provided such revisions are reported to the Boards of Fundees of the Eaton Vance Funds.

B. Proposals Regarding Mergers and Corporate Restructurings

The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Administrator for all proposals relating to Mergers and Corporate Restructurings.

C. Proposals Regarding Mutual Fund Proxies—Disposition of Assets/Termination/Liquidation and Mergers

The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Administrator for all proposals relating to the Disposition of Assets/ Termination/Liquidation and Mergers contained in mutual fund proxies.

D. Corporate Structure Matters/Anti-Takeover Defenses

As a general matter, the Advisers will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions (except in the case of closed-end management investment companies).

E. Social and Environmental Issues

The Advisers generally support management on social and environmental proposals.

F. Voting Procedures

Upon receipt of a referral from the Agent or upon advice from an Eaton Vance investment professional, the Proxy Administrator may solicit additional research from the Agent, as well as from any other source or service.

1. WITHIN-GUIDELINES VOTES: Votes in Accordance with the Guidelines and/or, where applicable, Agent Recommendation

In the event the Proxy Administrator recommends a vote within the Guidelines and/or, where applicable, in accordance with the Agent’s recommendation, the Proxy Administrator will instruct the Agent to vote in this manner.

2. NON-VOTES: Votes in Which No Action is Taken

The Proxy Administrator may recommend that a client refrain from voting under the following circumstances: (i) if the economic effect on shareholders’ interests or the value of the portfolio holding is indeterminable or insignificant, e.g., proxies in connection with securities no longer held in the portfolio of a client or proxies being considered on behalf of a client that is no longer in existence; or (ii) if the cost of voting a proxy outweighs the benefits, e.g., certain international proxies, particularly in cases in which share blocking practices may impose trading restrictions on the relevant portfolio security. In such instances, the Proxy Administrator may instruct the Agent not to vote such proxy.

Reasonable efforts shall be made to secure and vote all other proxies for the clients, but, particularly in markets in which shareholders’ rights are limited, Non-Votes may also occur in connection with a client’s related inability to timely access ballots or other proxy information in connection with its portfolio securities.

Non-Votes may also result in certain cases in which the Agent’s recommendation has been deemed to be conflicted, as provided for herein.

3. OUT-OF-GUIDELINES VOTES: Votes Contrary to the Guidelines, or Agent Recommendation, where applicable, Where No Recommendation is Provided by Agent, or Where Agent’s Recommendation is Conflicted

If the Proxy Administrator recommends that a client vote contrary to the Guidelines, or the recommendation of the Agent, where applicable, if the Agent has made no recommendation on a matter requiring case-by-case consideration and the Guidelines are silent, or the Agent’s recommendation on a matter requiring case-by-case consideration is deemed to be conflicted, the Proxy Administrator will forward the Agent’s analysis and recommendation and any research obtained from the Agent or any other source to the Proxy Group. The Proxy Group may consult with the Agent as it deems necessary. The Proxy Administrator will instruct the Agent to vote the proxy as recommended by the Proxy Group. The Adviser will provide a report to the Boards of Fundees of the Eaton Vance Funds reflecting any votes cast contrary to the Guidelines or Agent Recommendation, as applicable, and shall do so no less than annually.

The Proxy Administrator will maintain a record of all proxy questions that have been referred by the Agent, all applicable recommendations, analysis and research received and any resolution of the matter.

V. RECORDKEEPING

The Advisers will maintain records relating to the proxies they vote on behalf of their clients in accordance with Section 204-2 of the Investment Advisers Act of 1940, as amended. Those records will include:

•           A copy of the Advisers’ proxy voting policies and procedures;

•           Proxy statements received regarding client securities. Such proxy statements received from issuers are either in the SEC’s EDGAR database or are kept by the Agent and are available upon request;

•           A record of each vote cast;

•           A copy of any document created by the Advisers that was material to making a decision on how to vote a proxy for a client or that memorializes the basis for such a decision; and

•           Each written client request for proxy voting records and the Advisers’ written response to any client request (whether written or oral) for such records.

All records described above will be maintained in an easily accessible place for five years and will be maintained in the offices of the Advisers or their Agent for two years after they are created.

VI. ASSESSMENT OF AGENT AND IDENTIFICATION AND RESOLUTION OF CONFLICTS WITH CLIENTS

A. Assessment of Agent

The Advisers shall establish that the Agent (i) is independent from the Advisers, (ii) has resources that indicate it can competently provide analysis of proxy issues, and (iii) can make recommendations in an impartial manner and in the best interests of the clients and, where applicable, their beneficial owners. The Advisers shall utilize, and the Agent shall comply with, such methods for establishing the foregoing as the Advisers may deem reasonably appropriate and shall do so not less than annually as well as prior to engaging the services of any new proxy voting service. The Agent shall also notify the Advisers in writing within fifteen (15) calendar days of any material change to information previously provided to an Adviser in connection with establishing the Agent’s independence, competence or impartiality.

B. Conflicts of Interest

As fiduciaries to their clients, each Adviser puts the interests of its clients ahead of its own. In order to ensure that relevant personnel of the Advisers are able to identify potential material conflicts of interest, each Adviser will take the following steps:

•           Quarterly, the Eaton Vance Legal and Compliance Department will seek information from the department heads of each department of the Advisers and of Eaton Vance Distributors, Inc. (“EVD”) (an affiliate of the Advisers and principal underwriter of certain Eaton Vance Funds). Each department head will be asked to provide a list of significant clients or prospective clients of the Advisers or EVD.

•           A representative of the Legal and Compliance Department will compile a list of the companies identified (the “Conflicted Companies”) and provide that list to the Proxy Administrator.

•           The Proxy Administrator will compare the list of Conflicted Companies with the names of companies for which he or she has been referred a proxy statement (the “Proxy Companies”). If a Conflicted Company is also a Proxy Company, the Proxy Administrator will report that fact to the Proxy Group.

•           If the Proxy Administrator expects to instruct the Agent to vote the proxy of the Conflicted Company strictly according to the Guidelines contained in these Proxy Voting Policies and Procedures (the “Policies”) or the recommendation of the Agent, as applicable, he or she will (i) inform the Proxy Group of that fact, (ii) instruct the Agent to vote the proxies and (iii) record the existence of the material conflict and the resolution of the matter.

 •           If the Proxy Administrator intends to instruct the Agent to vote in a manner inconsistent with the Guidelines contained herein or, the recommendation of the Agent, as applicable, the Proxy Group, in consultation with Eaton Vance senior management, will then determine if a material conflict of interest exists between the relevant Adviser and its clients. If the Proxy Group, in consultation with Eaton Vance senior management, determines that a material conflict exists, prior to instructing the Agent to vote any proxies relating to these Conflicted Companies the Adviser will seek instruction on how the proxy should be voted from:

•           The client, in the case of an individual or corporate client;

•           In the case of a Fund its board of directors, or any committee or sub-committee identified by the board; or

•           The adviser, in situations where the Adviser acts as a sub-adviser to such adviser.

The Adviser will provide all reasonable assistance to each party to enable such party to make an informed decision.

If the client, Fund board or adviser, as the case may be, fails to instruct the Adviser on how to vote the proxy, the Adviser will generally instruct the Agent, through the Proxy Administrator, to abstain from voting in order to avoid the appearance of impropriety. If however, the failure of the Adviser to vote its clients’ proxies would have a material adverse economic impact on the Advisers’ clients’ securities holdings in the Conflicted Company, the Adviser may instruct the Agent, through the Proxy Administrator, to vote such proxies in order to protect its clients’ interests. In either case, the Proxy Administrator will record the existence of the material conflict and the resolution of the matter.

The Advisers shall also identify and address conflicts that may arise from time to time concerning the Agent. Upon the Advisers’ request, which shall be not less than annually, and within fifteen (15) calendar days of any material change to such information previously provided to an Adviser, the Agent shall provide the Advisers with such information as the Advisers deem reasonable and appropriate for use in determining material relationships of the Agent that may pose a conflict of interest with respect to the Agent’s proxy analysis or recommendations. Such information shall include, but is not limited to, a monthly report from the Agent detailing the Agent’s Corporate Securities Division clients and related revenue data. The Advisers shall review such information on a monthly basis. The Proxy Administrator shall instruct the Agent to refer any proxies for which a material conflict of the Agent is deemed to be present to the Proxy Administrator. Any such proxy referred by the Agent shall be referred to the Proxy Group for consideration accompanied by the Agent’s written analysis and voting recommendation. The Proxy Administrator will instruct the Agent to vote the proxy as recommended by the Proxy Group.

Eaton Vance Inflation-Linked Income Credit Trust

Statement of Additional Information

[               ], 2011

Investment Adviser and Administrator
Eaton Vance Management
Two International Place
Boston, MA 02110

Custodian
[      ]

Transfer Agent
[          ]

Independent Registered Public Accounting Firm
[          ]

PART C

OTHER INFORMATION

ITEM 25.           FINANCIAL STATEMENTS AND EXHIBITS

(1)	FINANCIAL STATEMENTS:

Included in Part A:
Not applicable.

Included in Part B:
Report of Independent Registered Public Accounting Firm*
Statement of Assets and Liabilities*
Notes to Financial Statement*
____________________________
*  To be filed by Amendment

(2)	EXHIBITS:
	(a)	Agreement and Declaration of Trust dated May 31, 2011 filed herewith.
	(b)	By-Laws filed herewith.
	(c)	Not applicable.
	(d)	Not applicable.
	(e)	Dividend Reinvestment Plan to be filed by amendment.
	(f)	Not applicable.
	(g)	Investment Advisory and Administrative Agreement to be filed by amendment.
	(h)	Form of Underwriting Agreement to be filed by amendment.
(i)
The Securities and Exchange Commission has granted the Registrant an exemptive order that permits the Registrant to enter into deferred compensation arrangements with its independent Trustees. See in the matter of Capital Exchange Fund, Inc., Release No. IC- 20671 (November 1, 1994).

	(j)	Master Custodian Agreement with State Street Bank & Trust Company to be filed by amendment.
	(k)	(1) Transfer Agency and Services Agreement to be filed by amendment.
(2) Organizational and Expense Reimbursement Agreement to be filed by amendment.

(l)	Opinion and Consent of K&L Gates LLP as to Registrant's Common Shares to be filed by amendment.
(m)	Not applicable.
(n)	Consent of Independent Registered Public Accounting Firm to be filed by amendment.
(o)	Not applicable.
(p)	Letter Agreement with Eaton Vance Management to be filed by amendment.
(q)	Not applicable.
(r)
Code of Ethics adopted by Eaton Vance Corp., Eaton Vance Management, Boston Management and Research, Eaton Vance Distributors, Inc. and the Eaton Vance Funds effective September 1, 2000, as revised May 15, 2010 filed as Exhibit (r)(1) to Pre-Effective Amendment No. 2 of Eaton Vance Tax-Advantaged Bond and Option Strategies Fund N-2 (File Nos. 333-164369, 811-22380) filed May 24, 2010 (Accession No. 0001193125-10-126745) and incorporated herein by reference.

(s)	Power of Attorney to be filed by amendment.

ITEM 26.           MARKETING ARRANGEMENTS

See Form of Underwriting Agreement to be filed by amendment.

ITEM 27.           OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

The approximate expenses in connection with the offering are as follows:

Registration and Filing Fees	$_________________
FINRA Fees
New York Stock Exchange Fees
Costs of Printing and Engraving
Accounting Fees and Expenses
Legal Fees and Expenses
===============
Total	$_________________

ITEM 28.           PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

None.

ITEM 29.           NUMBER OF HOLDERS OF SECURITIES

Set forth below is the number of record holders as of June 1, 2011 of each class of securities of the Registrant:

Title of Class	Number of Record Holders
Common Shares of Beneficial Interest, par value $0.01 per share	0

ITEM 30.            INDEMNIFICATION

The Registrant's Declaration of Trust filed herein contains, and the Form of Underwriting Agreement to be filed by amendment is expected to contain, provisions limiting the liability, and providing for indemnification, of the trustees and officers under certain circumstances.

Registrant's trustees and officers are insured under a standard investment company errors and omissions insurance policy covering loss incurred by reason of negligent errors and omissions committed in their official capacities as such. Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the provisions described in this Item 30, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 31.            BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

Reference is made to: (i) the information set forth under the caption “Investment advisory and other services” in the Statement of Additional Information; (ii) the Eaton Vance Corp. 10-K filed under the Securities Exchange Act of 1934 (File No. 001-8100); and (iii) the Form ADV of Eaton Vance Management (File No. 801-15930) filed with the Commission, all of which are incorporated herein by reference.

ITEM 32.            LOCATION OF ACCOUNTS AND RECORDS

All applicable accounts, books and documents required to be maintained by the Registrant by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are in the possession and custody of the Registrant's custodian, State Street Bank & Trust Company, 200 Clarendon Street, 16th Floor, Boston, MA 02116, and its transfer agent, American Stock Transfer & Trust Company, 59 Maiden Lane, Plaza Level, New York, New York 10038, with the exception of certain corporate documents and portfolio trading documents which are in the possession and custody of Eaton Vance Management, Two International Place, Boston, MA 02110. Registrant is informed that all applicable accounts, books and documents required to be maintained by registered investment advisers are in the custody and possession of Eaton Vance Management.

ITEM 33.            MANAGEMENT SERVICES

Not applicable.

ITEM 34.            UNDERTAKINGS

1.          The Registrant undertakes to suspend offering of Common Shares until the prospectus is amended if (1) subsequent to the effective date of this Registration Statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of this Registration Statement or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

2.          Not applicable.

3.          Not applicable.

4.          Not applicable.

5.          The Registrant undertakes that:

a.           for the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuant to 497(h) under the Securities Act shall be deemed to be part of the Registration Statement as of the time it was declared effective; and

b.           for the purpose of determining any liability under the Securities Act, each post- effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

6.         The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of an oral or written request, its Statement of Additional Information.

NOTICE

A copy of the Agreement and Declaration of Trust of Eaton Vance Inflation-Linked Income Credit Trust is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and that the obligations of or arising out of this instrument are not binding upon any of the Trustees, officers or shareholders individually, but are binding only upon the assets and property of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Boston and the Commonwealth of Massachusetts, on the 1st day of June, 2011.

Eaton Vance Inflation-Linked Income Credit Trust
By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Payson F. Swaffield Payson F. Swaffield	President and Chief Executive Officer	June 1, 2011
/s/ Barbara E. Campbell Barbara E. Campbell	Treasurer (and Principal Financial and Accounting Officer)	June 1, 2011
/s/ Frederick S. Marius Frederick S. Marius	Trustee	June 1, 2011
/s/ Jane Rudnick Jane Rudnick	Trustee	June 1, 2011

INDEX TO EXHIBITS

(a)	Agreement and Declaration of Trust dated May 31, 2011.

(b)	By-Laws.